EXHIBIT 10.66

Loan Agreement, by and among Telewest Communications Networks Limited, as borrower, The Bank of New York, CIBC Wood Gundy plc, Chase Investment Bank Limited, Natwest Markets and The Toronto-Dominion Bank, as lenders and CIBC Wood Gundy plc, as agent, dated as of May 22, 1996.

                                                                  CONFORMED COPY



                                DATED 22 MAY 1996

                                 LOAN AGREEMENT

                                      for a
                      (pound)1,200,000,000 Credit Facility

                                       to


                    TELEWEST COMMUNICATIONS NETWORKS LIMITED


                              THE BANK OF NEW YORK
                               CIBC WOOD GUNDY PLC
                          CHASE INVESTMENT BANK LIMITED
                                 NATWEST MARKETS
                                       and
                            THE TORONTO-DOMINION BANK
                                    ARRANGERS

                               CIBC WOOD GUNDY PLC
                                      AGENT

                               CIBC WOOD GUNDY PLC
                                SECURITY TRUSTEE



               AS AMENDED PURSUANT TO AN AMENDMENT AGREEMENT DATED
                  31 MAY 1996 AND A SECOND AMENDMENT AGREEMENT
                               DATED 2 AUGUST 1996



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                                    CONTENTS

1.       Purpose and Definitions............................................  1

2.       The Facility....................................................... 25

3.       Conditions......................................................... 26

4.       Revolving Advances................................................. 27

5.       Interest and Interest Periods; alternative interest rates.......... 31

6.       Repayment, prepayment and cancellation............................. 35

7.       Fees and expenses.................................................. 38

8.       Payments and Taxes; accounts and calculations...................... 39

9.       Representations and warranties..................................... 43

10.      Positive covenants................................................. 52

11.      Negative Covenants................................................. 60

12.      Financial Covenants................................................ 63

13.      Events of Default.................................................. 67

14.      Indemnities........................................................ 73

15.      Unlawfulness and Increased Costs;  Mitigation...................... 74

16.      Set-off and Pro Rata Payments...................................... 77

17.      Assignment, Substitution and Lending Offices....................... 78

18.      Arrangers, Agent and Reference Banks............................... 81

19.      Notices and other matters.......................................... 85

20.      Lease Financing and Pari Passu Borrowings.......................... 87

21.      Governing law and jurisdiction..................................... 87






NYFS03...:\19\77119\0001\1716\AGR8076T.200

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SCHEDULE 1
         Part A   The Original Charging Subsidiaries
         Part B   The Original Charging Partnerships
         Part C   The Original Non-Charging Subsidiaries
         Part D   The Banks and their Commitments

SCHEDULE 2
         Part A   Form of Drawdown Notice
         Part B   Form of Rollover Notice
         Part C   Form of Conversion Notice

SCHEDULE 3
         Documents and evidence required as conditions precedent

SCHEDULE 4
         Calculation of Additional Cost

SCHEDULE 5
         Form of Substitution Certificate

SCHEDULE 6
         Form of Compliance Certificate to be issued by an Authorised Officer of the Borrower

SCHEDULE 7
         Form of Deed of Subordination

SCHEDULE 8
         Existing Encumbrances

SCHEDULE 9
         The Licences

SCHEDULE 10
         Principal Agreements

THIS AGREEMENT is dated 22 May, 1996

BETWEEN:

(1)      TELEWEST COMMUNICATIONS NETWORKS LIMITED as Borrower;

(2)      THE SUBSIDIARIES OF THE BORROWER set out in part A of Schedule 1;

(3)      THE ASSOCIATED PARTNERSHIPS OF THE BORROWER set out in part B of
         Schedule 1;

(4)      THE BANK OF NEW YORK, CIBC WOOD GUNDY PLC, CHASE INVESTMENT
         BANK LIMITED, NATWEST MARKETS (a division of NATIONAL WESTMINSTER BANK PLC) and THE TORONTO-DOMINION BANK as Arrangers;

(5) THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in Part D of Schedule 1;

(6)      CIBC WOOD GUNDY PLC as Agent; and

(7)      CIBC WOOD GUNDY PLC as Security Trustee.

IT IS AGREED as follows:

1.       PURPOSE AND DEFINITIONS

1.1      PURPOSE

This Agreement sets out the terms and conditions upon and subject to which all of the Banks agree, according to their several obligations, to make available to the Borrower a credit facility of up to (pound)1,200,000,000 to be used (i) to assist in the financing of the capital expenditure, working capital requirements and other permitted related activities for the construction and operation of all the (directly or indirectly) wholly-owned (save for minority interests approved prior to the date hereof) cable telephony and television franchises of the Borrower, (ii) to the extent that any amounts are then outstanding under the London South/Avon Facility or the Scotland Facility, to repay any such amounts out of the proceeds of the first drawdown hereunder, (iii) to fund the repayment of existing secured borrowings of the TCN Entities (other than borrowings under the London South/Avon Facility or the Scotland Facility except as provided in
(ii) above) up to a maximum of (pound)5,000,000 in aggregate, (iv) to fund Permitted Investments set out in paragraphs (iv) or (vi) of the definition of Permitted Investments and the loans to TeleWest referred to in paragraph (v) of the definition of Permitted Investments, (v) to make payments of interest to TeleWest on loans made to the Borrower by TeleWest in order to enable TeleWest to pay equivalent cash interest on the Senior Securities and/or to pay the costs and expenses of TeleWest (up to a maximum of the amount set out in paragraph (b)(i) of the definition of Permitted Payments), (vi) to make loans to TCN Entities in order to facilitate the purposes set out in (i) to (v) (inclusive) above and/or (vii) to repay Advances under Tranche A or Tranche B or to pay interest, fees and expenses relating to the facility granted pursuant to this Agreement.

1.2      DEFINITIONS

In this Agreement, unless the context otherwise requires:

"1996 BUDGET" means the budget for the TCN Group for the period commencing on 1 January 1996 and ending on 31 December 1996 in the agreed form;

"ADDITIONAL COST" means in relation to any period a percentage calculated for such period at an annual rate determined by the application of the formula set out in Schedule 4;

"ADVANCE" means a Revolving Advance or a Term Advance (as applicable);

"AFFILIATE" means each of Birmingham Cable Corporation Limited (no. 2170379), Cable London plc (no. 1794264) and The Cable Corporation Limited (no. 2075227) for so long as the TeleWest does not materially reduce its direct or indirect voting or economic interest in such company;

"AGENT" means CIBC Wood Gundy plc of Cottons Centre, Cottons Lane, London SE1 2QL or such other person as may be appointed agent for the Banks pursuant to clause 18.11;

"AGREED BASE CASE" means the base case financial and operational projections for the TCN Group produced by the Borrower dated 12 April 1996;

"ANNUAL BUDGET" means a budget in respect of the TCN Group for each financial year containing information of the same type and to the same level of detail as the 1996 Budget or containing such other information or to such other level of detail as has, at the relevant time, been approved in writing by the Agent acting on the instructions of the Majority Banks;

"ARRANGERS" means The Bank of New York of 46 Berkeley Street, London W1X 6AA, CIBC Wood Gundy plc of Cottons Centre, Cottons Lane, London SE1 2QL, Chase Investment Bank Limited of 125 London Wall, London EC2Y 5AJ, Natwest Markets (a division of National Westminster Bank Plc) of 135 Bishopsgate, London EC2M 3UR and The Toronto-Dominion Bank of Triton Court, 14/18 Finsbury Square, London EC2A 1DB;

"ASSIGNEE" has the meaning ascribed thereto in clause 17.3;

"ASSOCIATED COMPANY" has the meaning attributed thereto in Section 416 of the Income and Corporation Taxes Act 1988;




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

"ASSOCIATED PARTNERSHIP" means, in relation to a company, a partnership that is controlled by that company, or by that company and one or more of its Associated Companies together, and a company shall be regarded as having control of a partnership for those purposes if (directly or indirectly, including through intermediate Associated Partnerships) it possesses, is entitled to, or is entitled to acquire:

(a)      more than 50% of the assets of the partnership; or

(b)      more than 50% of the income of the partnership

or if it (directly or indirectly, including through intermediate Associated Partnerships) is able to direct how the affairs of the partnership are conducted;

"AUTHORISED OFFICER" means that officer or officers of the Borrower authorised to sign Compliance Certificates, Drawdown Notices, Rollover Notices, Conversion Notices and any other notices, requests or confirmations referred to in this Agreement or relating to the facility granted pursuant to this Agreement;

"AVON LICENCES" means those licences of TCN Entities details of which are set out in part A of schedule 9;

"BANKING DAY" means a day (other than Saturday or Sunday) on which dealings in Sterling deposits are carried on in the London Interbank Market and (if payment is required to be made on such day) on which banks are open for business in London;

"BANKS" means the banks and financial institutions listed in Part D of schedule 1 and includes their successors in title, Assignees and Substitutes;

"BOND AND FLOATING CHARGES" means the bond and floating charges, in the agreed form, to be entered into by each Original Charging Subsidiary which is incorporated in Scotland;

"BORROWED MONEY" means Indebtedness (including, for the avoidance of doubt, but without double counting, any guarantees of such Indebtedness) in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture or similar debt instrument, (iii) acceptance or documentary credit facilities, (iv) receivables sold or discounted (otherwise than on a non-recourse basis), (v) payments for assets or services acquired which are deferred for a period of 90 days or more after the relevant assets or services were supplied, (vi) hire purchase contracts, (vii) rental payments under Finance Leases, (viii) guarantees, bonds, standby letters of credit or other instruments issued in connection with the performance of contracts and (ix) any other transaction (including without limitation forward sale or purchase agreements and issues of redeemable shares) having the commercial effect of a borrowing or raising of money entered into for the purpose of financing a person's operational or capital requirements provided that in making any calculation of Borrowed Money under this Agreement no Indebtedness shall be taken into account more than once;



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



"BORROWER" means TeleWest Communications Networks Limited (formerly Mintdrive Limited) (No. 3071086) whose registered office is at Unit 1, Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW;

"BORROWER/TELEWEST TRANSFER AGREEMENTS" means the agreements entered into between the Borrower and TeleWest pursuant to which the Borrower has acquired from TeleWest the shares in TeleWest Communications and SBCC in consideration for which the Borrower has issued shares to TeleWest;

"BT INTER-CONNECT AGREEMENTS" means the agreements referred to in part A of
Schedule 10;

"CABLE INTERNET" means any arrangements put in place between, inter alia, members of the TCN Group and others for the development and provision of internet services via the Cable Systems;

"CABLE SYSTEMS" means the telecommunications and television systems constructed or to be constructed in the areas covered by the Licences and includes any part of any such system and all modifications, substitutions, replacements, renewals and extensions made to such systems;

"CHARGING PARTNERSHIPS" means the Original Charging Partnerships and any other partnership which may from time to time accede to this Agreement and any relevant Security Documents pursuant to a Supplemental Deed;

"CHARGING SUBSIDIARIES" means the Original Charging Subsidiaries and any other company which may from time to time accede to this Agreement and any relevant Security Documents pursuant to a Supplemental Deed;

"COMMITMENT" means in relation to a Bank the amount set opposite its name in Part D of schedule 1 or, as the case may be, in any relevant Substitution Certificate, as amended by any relevant term of this Agreement;

"COMPLIANCE CERTIFICATE" means either (i) a certificate substantially in the form set out in schedule 6A in relation to the compliance (or otherwise) with the undertakings in clause 12 issued by an Authorised Officer in relation to Quarterly Management Accounts or (ii) a certificate substantially in the form set out in Schedule 6B in relation to the compliance (or otherwise) with the undertakings in clause 12 issued by the auditors of the TCN Group in relation to annual financial statements;

"CONSOLIDATED ANNUALISED TCN GROUP NET OPERATING CASH FLOW" means, for the TCN Group, twice the aggregate of the Consolidated TCN Group Net Operating Cash Flow in respect of the relevant Six Month Period for the TCN Group;

"CONSOLIDATED ANNUALISED TELEWEST GROUP NET OPERATING CASH FLOW" means, for the TeleWest Group, twice the aggregate of the Consolidated TeleWest Group Net Operating Cash Flow in respect of the relevant Six Month Period for TeleWest Group;

"CONSOLIDATED TCN GROUP NET OPERATING CASH FLOW" means, in respect of each Six Month Period, the Net Income of the TCN Group (plus any depreciation, amortisation, other non-cash expenses and non-cash taxes, interest or other charges in respect of Borrowed Money) but excluding:

                (i) all sums constituting Management Fees accrued in respect of such Six Month Period to any member of the TCN Group by any Restricted Person;

               (ii) any extraordinary income (except to the extent that the same is used to meet a related extraordinary expense), net of any Taxes paid or payable in respect of such income, of the TCN Group during such Six Month Period;

              (iii) any interest income, net of any Taxes paid or payable in respect of such income, of the TCN Group for such Six Month Period;

               (iv) any profits or losses attributable to the interest of the TCN Group in any undertaking (as defined in section 259 Companies Act 1985) which is not a subsidiary undertaking (as defined in section 258 Companies Act 1985) of the Borrower;

all as determined in accordance with GAAP used in the preparation of and as shown in the financial statements, Monthly Management Accounts or Quarterly Management Accounts in respect of periods within such Six Month Period prepared and delivered to the Agent pursuant to clause 10.1(f), clause 10.1(g) or clause 10.1(h) (as the case may be);

"CONSOLIDATED TELEWEST GROUP NET OPERATING CASH FLOW" means, in respect of each Six Month Period, the Net Income of the TeleWest Group (plus any depreciation, amortisation, other non-cash expenses and non-cash taxes, interest or other charges in respect of Borrowed Money) but excluding:

                (i) any extraordinary income (except to the extent that the same is used to meet a related extraordinary expense), net of any Taxes paid or payable in respect of such income, of the TeleWest Group during such Six Month period;

               (ii) any interest income, net of any Taxes paid or payable in respect of such income, of the TeleWest Group for such Six Month Period;

              (iii) to the extent included within Net Income any profits or losses attributable to the interest of the TeleWest Group in any undertaking (as defined in section 259 Companies Act 1985) which is not a subsidiary undertaking (as defined in section 258 Companies Act 1985) of the Borrower;

all as determined in accordance with GAAP used in the preparation of and as shown in the financial statements, Monthly Management Accounts or Quarterly Management Accounts in respect of periods within such Six Month Period prepared and delivered to the Agent pursuant to clause 10.1(f), clause 10.1(g) or clause 10.1(h) (as the case may be);

"CONTRIBUTION" means in relation to a Bank the principal amount of the Loan owing to such Bank at any relevant time;

"CONVERSION DATE" means the date, as specified in the relevant Conversion Notice, on which any Revolving Advance made under Tranche A is to be converted to a Revolving Advance under Tranche B, or vice versa, in each case in accordance with the terms of this Agreement;

"CONVERSION NOTICE" means a notice substantially in the form of Schedule 2C;

"COTSWOLD LICENCES" means those licences of members of the TCN Group details of which are set out in Part B of schedule 9;

"COX" means Cox Communications, Inc. a company incorporated in Delaware whose principal place of business is 1400 Lake Hearn Drive, Atlanta, Georgia, 30319, USA;

"DEBENTURE" means the composite guarantee and debenture and/or several guarantee and debentures entered into or to be entered into by the Borrower and each other TCN Entity in favour of the Security Trustee in the agreed form;

"DEED OF SUBORDINATION" means a deed of subordination to be entered into between TeleWest and the Security Trustee pursuant to the terms of this Agreement, substantially in the form of schedule 7 or on terms having substantially the same commercial effect as the form of schedule 7;

"DEFAULT" means any Event of Default or any event or circumstance which with (i) the giving of any notice referred to in this Agreement, (ii) the lapse of any period of time referred to in this Agreement or (iii) the satisfaction of any other condition referred to in this Agreement (or any combination of (i), (ii) and (iii) above) would constitute an Event of Default;

"DISCLOSURE LETTER" means the letter of even date from the Borrower to the Agent;

"DRAWDOWN DATE" means the date being a Banking Day on which an Advance is or is to be drawn down;

"DRAWDOWN NOTICE" means a notice substantially in the form of schedule 2A;

"EARNINGS" means all monies whatsoever from time to time due or payable to any member of the TCN Group arising out of the use or operation of the Cable Systems including (but without limiting the generality of the foregoing) all revenues or other payments due from Subscribers, damages for breach (or payments for variation or termination) of any Subscriber's Agreement and any sums recoverable from the insurers of the Cable Systems for loss of use or damage to such systems;

"ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, assignation, trust arrangement or security interest of any kind securing any obligation of any person or any other type of preferential arrangement (including without limitation title transfer and/or retention arrangements having similar effect);

"ENVIRONMENTAL CLAIM" means any claim, notice of violation, prosecution, demand, action, official warning, abatement or other order (condition or otherwise), relating to Environmental Matters and any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law;

"ENVIRONMENTAL LAWS" includes all or any laws, statutes, regulations, treaties, and judgments of any governmental authority or agency or any regulatory body in any jurisdiction in which any member of the TCN Group is formed or carries on business or the European Community relating to Environmental Matters applicable to any member of the TCN Group and/or construction, installation and operation of cable television and telecommunications systems in the TCN Franchises and/or any other activities from time to time carried on by any member of the TCN Group and/or the occupation or use of any property owned, leased or occupied by any member of the TCN Group;

"ENVIRONMENTAL LICENCE" means any permit, licence, authorisation, consent or other approval required at any time by any Environmental Law (but excluding, for the avoidance of doubt, planning permission, listed building consent and building regulation approvals) for the construction, installation and operation of cable television and telecommunications systems in the TCN Franchises and/or any other activities from time to time carried on by any member of the TCN Group;

"ENVIRONMENTAL MATTERS" means: (i) any generation, deposit, disposal, keeping, treatment, transportation, transmission, handling or manufacture of any waste (as defined in the Environmental Protection Act 1990) or any Relevant Substance;
(ii) nuisance, noise, defective premises, health and safety at work or elsewhere; and (iii) the pollution, conservation or protection of the environment (both natural and built) or of man or any living organism supported by the environment (both natural and built);

"EVENT OF DEFAULT" means any of the events or circumstances described in clause 13.1;

"EXCESS CASH FLOW" means the Consolidated TCN Group Net Operating Cash Flow for the relevant Six Month Period, as shown in the relevant Compliance Certificate less (i) any Total TCN Group Cash Paying Debt Interest Charges accrued during such Six Month Period, (ii) cash repayments and/or prepayments of any Borrowed Money of the TCN Group made during such Six Month Period and (iii) capital expenditure of the TCN Group whether or not incurred to the extent that the same is included in the Annual Budget for such Six Month Period as delivered to the Agent under this Agreement;




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


"FACILITY DEBT INTEREST CHARGES" means, in relation to any period, the total amount of all interest, fees and commissions accruing in respect of the facility granted pursuant to this Agreement during such period;

"FINANCE LEASE" means a lease treated as a finance lease pursuant to applicable accounting standards (including at the date of this Agreement, Statement of Standard Accounting Practice 21);

"GAAP" means generally accepted accounting principles and practices in the United Kingdom;

"IMMATERIAL GROUP ENTITY" means any member of the TCN Group other than the Borrower which (i) is dormant for the purposes of section 250(3) of the Companies Act 1985 and (ii)(a) does not trade, (b) has no interest, legal or beneficial, in the Licences, the Cable Systems, the Earnings, the Principal Agreements, the share capital of any other member of the TCN Group which is not an Immaterial Group Entity or any other assets used in the business of the TCN Group and (c) is solvent (within the meaning of Section 123 of the Insolvency Act 1986 or otherwise);

"INDEBTEDNESS" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

"INDEMNITY" means an indemnity issued or to be issued by any TCN Entity in favour of a bank in relation to a bond issued by such bank in favour of any regulatory body or other person pursuant to any Telecommunications and Cable Laws;

"INFORMATION MEMORANDUM" means the information memorandum prepared in relation to the Borrower and the facility granted pursuant to this Agreement and distributed to certain banks during April 1996;

"INTELLECTUAL PROPERTY RIGHTS" means any patent, trade mark, service mark, registered design, trade name or copyright required to carry on the business of constructing, installing or operating cable television and telecommunication systems in the TCN Franchises and such other business as may be permitted by the terms of this Agreement and which is carried on at the relevant time;

"INTEREST PAYMENT DATE" means the last day of an Interest Period (and, in the case of an Interest Period of more than six months, the dates falling at six monthly intervals from the commencement of such Interest Period);

"INTEREST PERIOD" means, in relation to any Advance or the Loan, each period for calculation of interest in respect of such Advance or the Loan ascertained in accordance with clauses 5.5, 5.6 and 5.7;

"LIBOR" means, in relation to a particular period the arithmetic mean (expressed as a percentage rounded upwards if necessary to the nearest four decimal places) of the rates respectively quoted to the Agent by each of the Reference Banks at the request of the Agent as such Reference Bank's offered rate for deposits of Sterling in an amount approximately equal to the amount in relation to which LIBOR is to be determined for a period equivalent to such period to prime banks in the London Interbank Market at or about 11.00 a.m. on the first day of such period;

"LICENCES" means the Cotswold Licences, the South East Licences, the North East Licences, the London South Licences, the Avon Licences, the Scotland Licences, the SBCC Licences and, if applicable, any other licences issued to TCN Entities under any Telecommunications and Cable Laws;

"LOAN" means the aggregate principal amount owing to the Banks under this Agreement at any relevant time;

"LOCAL DELIVERY OPERATOR" means a person holding a licence to operate a cable telephony and/or cable television system under a Telecommunications and Cable Law in respect of a prescribed geographical area or any person in relation to which such person is a wholly-owned (directly or indirectly) Subsidiary;

"LONDON SOUTH/AVON FACILITY" means the (pound)190,000,000 loan facility granted pursuant to a loan agreement dated 4 October 1993 (as amended) between, among others, London South Cable Partnership and Avon Cable Limited Partnership as borrowers and The Toronto-Dominion Bank as agent;

"LONDON SOUTH LICENCES" means those licences of members of the TCN Group details of which are set out in part C of schedule 9;

"MAJORITY BANKS" means Banks the aggregate of whose Contributions at any relevant time exceeds 662/3 per cent. of the Loan or, if no Advance is then outstanding, the aggregate of whose Commitments exceeds 662/3 per cent. of the total of the Commitments of all of the Banks;

"MANAGEMENT FEES" means any management, consultancy or similar fees payable by any TCN Entity to any Restricted Person or by any Restricted Person to any TCN Entity, as applicable;

"MARGIN" shall be calculated in accordance with clause 5.2 or 5.3 (as applicable) provided that, for the purposes of clause 5.8, "MARGIN" shall be calculated in accordance with clause 5.3 (unless the relevant outstanding sum was outstanding under Tranche A in which event the Margin shall be calculated in accordance with clause 5.2);

"MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of the TCN Entities (taken as a whole) to perform all or any of their respective obligations under or otherwise comply with the terms of this Agreement or any of the Security Documents;

"MATERIAL FINANCIAL ADVERSE EFFECT" means a material adverse effect on the ability of the TCN Entities (taken as a whole) to perform all or any of their respective payment obligations under this Agreement or any of the Security Documents;



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



"MAXIMUM FORECASTED DEBT REQUIREMENT" means, in relation to any TCN Entities or assets which have been acquired by the TCN Group under paragraph (vi) of the definition of Permitted Investments, the maximum amount, estimated by the Borrower in good faith and set out in the relevant investment analysis, that such TCN Entities (taken as a whole) will be required to raise as Borrowed Money (together with the amount of Borrowed Money that will be required to be raised, in the case of an acquisition of assets) in order to comply with the requirements of any Licences or Necessary Authorisations issued to such TCN Entities (or comprising such assets) or such investment analysis (whichever is the higher);

"MONTH" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it started,provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such next calendar month and (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in the same calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "months" and "monthly" shall be construed accordingly;

"MONTHLY MANAGEMENT ACCOUNTS" means the monthly management accounts of the TCN Group to be delivered (or which may be delivered) to the Agent pursuant to clause 10.1(h) in the agreed form or containing information of the same type as is required by such form;

"NECESSARY AUTHORISATIONS" means all approvals, authorisations and licences (other than the Licences) from, all rights granted by and all filings, registrations and agreements with any person including, without limitation, any government or other regulatory authority necessary in order to enable each member of the TCN Group to construct, maintain and operate the Cable Systems and to carry on such other business as may be permitted by the terms of this Agreement and which is carried on at the relevant time;

"NET INCOME" means, (i) in relation to the TCN Group for any period, the net profit after Taxes of the TCN Group arising out of the use or operation of the Cable Systems for such period (excluding, if included, the net profit after Taxes of Cable Guide Limited), and (ii) in relation to the TeleWest Group for any period, the net profit after Taxes of the TeleWest Group for such period, in each case as determined in accordance with GAAP used in the preparation of and as shown in the financial statements, Monthly Management Accounts or Quarterly Management Accounts in respect of such period prepared and delivered to the Agent pursuant to clause 10.1(f), 10.1(g) or 10.1(h);

"NETWORK SERVICE CENTRE" means the arrangements effected pursuant to the agreement dated 16 May 1994 and expressed to take effect from 1 January 1993 between, inter alia, TeleWest Communications Group Limited, United Artists Communications (North East) Partnership, United Artists Communications (Cotswolds) Venture and United Artists Communications (South East) Partnership together with any agreements to similar effect entered into from time to time between, inter alia, members of the TCN Group and others;




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


"NON-GUARANTEED COMPUTER LEASE" means any Finance Lease of computer equipment in respect of which no guarantee has been issued pursuant to this Agreement;

"NON-GUARANTEED LEASE" means any Finance Lease in respect of which (i) no guarantee has been issued pursuant to this Agreement and (ii) in the case of a Non-Guaranteed Switch Lease, a Step-in Rights Agreement has been executed;

"NON-GUARANTEED SWITCH LEASE" means any Finance Lease of switch equipment and software in respect of which (i) no guarantee has been issued pursuant to this Agreement and (ii) a Step-in Rights Agreement has been executed;

"NON-GUARANTEED VEHICLE LEASE" means any Finance Lease of vehicles in respect of which no guarantee has been issued pursuant to this Agreement;

"NORTH EAST LICENCES" means those licences of members of the TCN Group details of which are set out in part D of schedule 9;

"NORTEL STEP-IN RIGHTS AGREEMENT" means the agreement of such name to be entered into between Nortel Limited, United Artists Communications (North East) Partnership, United Artists Communications (South East) Partnership, United Artists Communications (Cotswolds) Venture, London South Cable Partnership, United Artists Communications (Scotland) Venture, Avon Cable Joint Venture and the Security Trustee, in the agreed form;

"ORIGINAL CHARGING PARTNERSHIPS" means those partnerships whose names and principal places of business are set out in part B of schedule 1;

"ORIGINAL CHARGING SUBSIDIARIES" means those companies whose names and registered numbers are set out in part A of schedule 1;

"ORIGINAL NON-CHARGING SUBSIDIARIES" means those companies whose names and registered numbers are set out in part C of schedule 1;

"PERMITTED BORROWINGS" means:

                (i) any Borrowed Money arising hereunder or under the Security Documents;

                (ii) any Borrowed Money approved by the Agent (acting on the instruction of the Majority Banks);

                (iii) any Borrowed Money included within Permitted Intra-TCN Group Transactions or Permitted Guarantees;

                (iv) any Borrowed Money arising under the interest rate protection arrangements referred to in clause 10.1(aa) or clause 11.1(i);

                (v)        any Borrowed Money arising under:

                           (a) Non-Guaranteed Switch Leases in aggregate not exceeding (pound)120,000,000;

                           (b) Non-Guaranteed Vehicle Leases in aggregate not exceeding (pound)50,000,000;

                           (c) Non-Guaranteed Computer Leases in aggregate not exceeding (pound)20,000,000;

                           (d)      any Borrowed Money arising under
                                    Non-Guaranteed Leases (not falling within
                                    (a), (b) or (c) above) in aggregate not
                                    exceeding (pound)20,000,000;

                           Provided that the aggregate of all Borrowed Money falling within this paragraph (v) shall not at any time exceed (pound)140,000,000;

                (vi) Subordinated Debt which is the subject of a Deed of Subordination;

                (vii) any Borrowed Money outstanding to any bank (which has a credit rating from Standard & Poor's Corporation or Moody's Investors Service Inc. of A (or its equivalent) or better) with whom members of the TCN Group have a cash management arrangement in place provided that (a) the aggregate net amounts of Borrowed Money outstanding to all such banks (after taking account of deposits made by members of the TCN Group with the relevant banks) does not exceed(pound)5,000,000 or the excess above(pound)5,000,000 would not otherwise be prohibited under this Agreement, (b) the net balance with each such bank is in credit at least once in any 30 day period and (c) the average (over any 365 day period) of the aggregate of the net amount of Borrowed Money outstanding to all such banks (after taking account of deposits made by members of the TCN Group with the relevant banks) does not exceed (pound)2,500,000;

                (viii) any Borrowed Money arising under Indemnities not exceeding (pound)250,000 for each TCN Franchise;

                (ix) after the end of the Revolving Period, any Borrowed Money not within paragraphs (i) to (viii) above provided that:

                           (a) such Borrowed Money is incurred after the end of the Revolving Period;

                           (b) no Default has occurred and is continuing at the date of the incurrence of such Borrowed Money; and

                           (c)      on the two Quarter Days immediately
                                    preceding the incurrence of such Borrowed
                                    Money (as shown in the relevant Compliance
                                    Certificates), immediately after the
                                    incurrence of such Borrowed Money and at all times thereafter Total TCN Group Debt is less than 3 times Consolidated Annualised TCN Group Net Operating Cash Flow; and

                (x) any Borrowed Money not within paragraphs (i) to (ix) above and not exceeding at any time in aggregate (pound)15,000,000;

"PERMITTED DISPOSALS" means:

                (i) the application of cash in (a) the acquisition of assets or services in the ordinary course of business, or the making of loans in the ordinary course of business not, in any such case, prohibited by the terms of this Agreement or any Security Document, (b) the repayment of Permitted Borrowings and the servicing thereof provided that the same is not prohibited or otherwise restricted by the terms of this Agreement or (c) the payment of moneys by the Borrower to TeleWest to the extent permitted by the terms of this Agreement;

                (ii) any disposals approved by the Agent (acting on the instructions of the Majority Banks);

                (iii) the placing of deposits with banks (which have a credit rating from Standard & Poor's Corporation or Moody's Investor Service Inc. of A (or its equivalent) or better) not in contravention of the terms of this Agreement or any Security Document;

                (iv) the sale of property or other assets (but excluding any ownership interest in any of the TCN Entities) on bona fide arms length commercial terms in the ordinary course of business to the extent that the net proceeds of sale are applied forthwith after such sale in the acquisition of assets of a similar nature and approximately equal value to be used in the business of constructing, installing or operating cable television and telecommunications systems in the areas covered by the Licences or any directly related business reasonably considered to be financially beneficial to such business;

                (v) the disposal of property or other assets (but excluding any ownership interest in any of the TCN Entities) on bona fide arms length commercial terms in the ordinary course of business in consideration for the acquisition of assets of a similar nature and approximately equal value to be used in the business of constructing, installing or operating cable television and telecommunications systems in the areas covered by the Licences or any directly related business reasonably considered to be financially beneficial to such business;

                (vi) the disposal, for full market value, of any interest rate or currency swap or other hedging instrument no longer required for the purpose for which it was originally entered into;

                (vii)      disposals within Permitted Intra-TCN Group
                           Transactions;

                (viii) the disposal of assets pursuant to any sale and leaseback transactions which are permitted by and fall within paragraph (v) of the definition of Permitted Borrowings or as is permitted by the Banks pursuant to Clause 20.1;

                (ix) the disposal of any share (or other securities or any interest therein) in (a) any Affiliate or (b) Cable Guide Limited (registered no: 2025654); and

                (x) disposals of assets on bona fide arm's length commercial terms by a member of the TCN Group (other than any disposals referred to in paragraphs (i) to
                           (ix) (inclusive) above) where such assets are obsolete or no longer required for the purposes of such member of the TCN Group's business;

"PERMITTED ENCUMBRANCES" means:

                (i) any Encumbrance arising hereunder or under any of the Security Documents;

                (ii) any Encumbrance existing at the date hereof and set out in parts I or II of Schedule 8 together with the proposed Encumbrance set out in part III of Schedule 8;

                (iii) any Encumbrance which the Agent, acting on the instructions of the Majority Banks, has at any time in writing agreed shall be a Permitted Encumbrance;

                (iv) any Encumbrance arising in the ordinary course of business by operation of law;

                (v) any Encumbrance in favour of any bank incurred in relation to any cash management or interest netting arrangements;

                (vi) rights of set-off arising in the normal course of business;

                (vii) any retention of title of goods supplied to any member of the TCN Group where such retention is agreed in the ordinary course of its trading activities and on customary terms provided that the purchase price relating to such goods is required to be paid within 120 days of the date on which the relevant goods are supplied;

                (viii) (for the avoidance of doubt) any Encumbrance arising under Finance Leases where the title to the relevant assets does not vest in any member of the TCN Group to the extent amounts outstanding under such Finance Leases fall under paragraph (v) of the definition of Permitted Borrowings;

                (ix) any Encumbrance (a "NEW ENCUMBRANCE") created by any member of the TCN Group in substitution for any Encumbrance referred to in paragraph (ii) above (an "EXISTING ENCUMBRANCE") provided that (i) such Existing Encumbrance is irrevocably and unconditionally discharged no later than the time of creation of the New Encumbrance, (ii) the New Encumbrance relates only to the same assets as the Existing Encumbrance, (iii) the Indebtedness secured by the New Encumbrance does not exceed the Indebtedness secured by the Existing Encumbrance and
                           (iv) if required by the Agent, before such New Encumbrance is entered into, the beneficiary thereof enters into a priorities arrangement with the Agent and all of the Banks in form and substance satisfactory to the Agent;

                (x) any Encumbrance arising due to the provision of any services or operations provided by any member of the TCN Group whereby a member of the TCN Group agrees to hold assets and equipment on trust for the benefit of the users thereof provided that (a) the aggregate book value of the assets and equipment held in such an arrangement does not at any time exceed (a) in the case of the Network Service Centre,(pound)25,000,000,
                           (b) in the case of Cable Internet, (pound)15,000,000 and (c) in the case of any such arrangement (including the Network Service Centre and/or Cable Internet),(pound)10,000,000 and (b) such users are persons engaged in a similar business to that of the TCN Group; and

                (xi) any Encumbrance not within paragraphs (i) to (x) above and securing Indebtedness in aggregate not exceeding (pound)10,000,000 and where the assets the subject of such Encumbrance have an aggregate book value not exceeding (pound)15,000,000;

"PERMITTED GUARANTEES" means:

                (i) any guarantees or indemnities arising hereunder or under the Security Documents;

                (ii) any guarantees or indemnities approved by the Agent (acting on the instructions of the Majority Banks);

                (iii) any guarantees or indemnities included within Permitted Intra-TCN Group Transactions;

                (iv) any guarantees or indemnities included within Permitted Borrowings; and

                (v) any guarantees or indemnities not included in paragraphs (i)-(iv) (inclusive) above provided that the maximum liability thereunder (actual or contingent) when aggregated with amounts outstanding as Borrowed Money permitted by virtue of paragraph
                           (x) of the definition of Permitted Borrowings do not exceed in aggregate (pound)15,000,000;

"PERMITTED INTRA-TCN GROUP TRANSACTIONS" means:

                (i)        loans made by a member of the TCN Group to a TCN
                           Entity;

                (ii) any transaction approved as a Permitted Intra-TCN Group Transaction by the Agent (acting on the instructions of the Majority Banks);

                (iii) the payment or declaration of any dividend, return on capital, repayment of capital contributions or other distributions by any member of the TCN Group to a shareholder which is a TCN Entity;

                (iv) the purchase, acquisition, sale or disposal of assets or revenues (including, without limitation, the acquisition of any business or interest therein) by a TCN Entity from or, as the case may be, to another TCN Entity provided such assets or revenues remain charged to the Security Trustee pursuant to a Security Document;

                (v) the purchase, subscription for, or other acquisition of any share (or other securities or any interest therein) in any TCN Entity by any other TCN Entity provided such shares are charged to the Security Trustee pursuant to a Security Document;

                (vi) the subscription for shares in any company on its formation or the purchase of shares in any company which has not at any time carried on any business

                           (other than that associated with its formation or any necessary administrative activities) provided that
                           (a) such shares are charged to the Security Trustee pursuant to a Security Document and (b) promptly upon such subscription or purchase being completed such company becomes a TCN Entity pursuant to the provisions of this Agreement; and

                (vii) in relation to the ordinary course of trading, the giving by any TCN Entity of any guarantee, bond or indemnity in respect of the liabilities or obligations of any other TCN Entity;

"PERMITTED INVESTMENTS" means:

                (i)        any transaction included within Permitted Disposals;

                (ii) any transaction included within Permitted Intra-TCN Group Transactions;

                (iii) any investments approved by the Agent (acting on the instructions of the Majority Banks);

                (iv) any loans to or investments in Affiliates not exceeding in aggregate (pound)18,000,000 at any time after the date hereof but on or before 31 December 1997;

                (v) any loans to TeleWest representing any amount realised under paragraph (ix)(a) of "Permitted Disposals" and any acquisition of or investment in, or any acquisition of assets falling within paragraph
                           (ii) of clause 11.1(g) of any person which is not a TCN Entity by a TCN Entity provided that (a) such person is engaged in or such assets are required for the business of (or a similar business to that of) the TCN Group, (b) at the relevant time, no Default has occurred and is continuing or would result from the making of any such loan, acquisition or investment and (c) the amount of any such loans together with the aggregate consideration paid for all investments or acquisitions falling within this paragraph (v) does not exceed the aggregate net consideration received in respect of disposals falling within paragraph (ix)(a) of the definition of Permitted Disposals;

                (vi) on or after 1 January 1997, (a) any acquisition of the entire ownership interest in, or (b) any acquisition of assets falling within paragraph (ii) of clause 11.1(g) of, any person which is not a TCN Entity in each case by a TCN Entity provided that:

                           (1) in the case of sub-paragraph (a) above, such person becomes a TCN Entity contemporaneously with the making of such acquisition or investment or, in the case of sub-paragraph
                                    (b) above, such assets are charged (or
                                    become subject to a charge) to the Security
                                    Trustee pursuant to a Security Document
                                    contemporaneously with the acquisition
                                    thereof;

                           (2) the Borrower has delivered to the Agent an investment analysis prepared by the Borrower which shows that, immediately after making such acquisition or investment:

                                    (A)     the Maximum Forecasted Debt
                                            Requirement arising as a result of
                                            all such acquisitions or investments
                                            (together with the aggregate
                                            consideration paid or payable (other
                                            than by (i) the issue to the
                                            relevant vendor of shares in
                                            TeleWest or (ii) the payment to the
                                            relevant vendor of all or part of
                                            the proceeds of issue of any shares
                                            in TeleWest (and, in either case,
                                            the consequential issue of shares
                                            and/or the creation of Subordinated
                                            Debt by the Borrower to TeleWest))
                                            in respect of all such acquisitions
                                            or investments) will not exceed
                                            (pound)120,000,000; and

                                    (B)     the Maximum Forecasted Debt
                                            Requirement arising as a result of
                                            all such acquisitions or investments
                                            will not exceed (pound)40,000,000 in
                                            each of financial years 1997 and
                                            1998 and (pound)80,000,000 in any
                                            subsequent financial year of the
                                            Borrower; and

                           (3) in the case of sub-paragraph (a) above such person is a Local Delivery Operator or in the case of paragraph (b) above such assets consist of all or substantially all of the assets of a Local Delivery Operator including all licences issued to such Local Delivery Operator under the relevant Telecommunications and Cable Laws;

              (vii) any transaction not within paragraphs (i) to (vi) (inclusive) above which would otherwise be prohibited under clause 11.1(g) where the value of the aggregate net consideration (in cash or otherwise) paid by members of the TCN Group in any financial year of the Borrower does not exceed (pound)1,000,000 (provided that if any such amount is not used in any financial year it may be carried forward and used in subsequent financial years);

"PERMITTED PAYMENTS" means any payments or transfers of assets (including Value Added Tax thereon, if applicable):

(a) to any Restricted Person in relation to transactions carried out on bona fide arm's length commercial terms in the ordinary course of business;

(b) (1) by the Borrower to TeleWest (whether by way of (in the case of (i) or (ii) below) dividend, other distribution, loan or interest payable on Subordinated Debt or (2) (in the case of (iii) below) rental payments by the relevant TCN Entity to TeleWest in respect of a subFinance Lease entered into between such parties in relation to the relevant TeleWest Lease) where such payment is to be used (and is so used within a reasonable time) to fund:

                (i) costs and expenses of TeleWest incurred in relation to the TCN Group of up to:

                           (1) in respect of the period from the date hereof to 31 December, 1996,
                                    (pound)1,000,000; and

                           (2)      in respect of each financial year
                                    thereafter, (pound)2,000,000;

                (ii) the payment by TeleWest of cash interest on the Senior Securities then due or due within five Banking Days; or

                (iii)      the payment of rental due on any TeleWest Lease,

                   provided that (1) no Default has occurred and is continuing or would result from the making of any payment under this paragraph (b) and (2) in the case of any rental payment, TeleWest directs that such payment be made to (and such payment is made to) the lessor under the corresponding TeleWest Lease to be applied in or towards discharging TeleWest's rental obligations under such TeleWest Lease, and

(c) consisting of dividends or other distributions or the payment of interest on or the repayment of Subordinated Debt made to any Restricted Person after the end of the Revolving Period provided that:

                (i) on the two Quarter Days immediately preceding the making of any such payment (adjusted as if such payment had then been made) and immediately after such payment the ratio of each of (A) Total TCN Group Debt to Consolidated Annualised TCN Group Net Operating Cash Flow and (B) Total TeleWest Group Debt to Consolidated Annualised TeleWest Group Net Operating Cash Flow in each case does not exceed 3.0 times; and

                (ii) no Default has occurred and is continuing or would result from the making of any payment under this paragraph (c);

"PLEDGE AND SECURITY AGREEMENTS" means each of the pledge and security agreements to be entered into in favour of the Security Trustee by each of the partners in each of the Charging Partnerships formed in the State of Colorado in substantially the agreed form;

"PRINCIPAL AGREEMENTS" means the Sky Standard Cable Operator Agreements and the BT InterConnect Agreements together with any agreements replacing any of the same;

"PRO-FORMA TOTAL TCN GROUP DEBT SERVICE" means the aggregate of (i) the total forecast amount of interest (calculated by reference to the rate of interest in effect in relation to the relevant Borrowed Money of the TCN Group on the date on which the calculation falls to be made, adjusted to take account of any interest rate hedging arrangements) and any other charges (other than expenses and any one-off fees paid otherwise than in lieu of interest or discount) payable in respect of Borrowed Money of the TCN Group in respect of the twelve months immediately following the date on which the relevant calculation under this Agreement falls to be made and (ii) the principal amount of any Borrowed Money of the TCN Group due to be repaid in accordance with the terms of such Borrowed Money during such period;

"PRO-FORMA TOTAL TELEWEST GROUP DEBT SERVICE" means the aggregate of (i) the total forecast amount of interest (calculated by reference to the rate of interest in effect in relation to the relevant Borrowed Money of the TeleWest Group on the date on which the calculation falls to be made, adjusted to take account of any interest rate hedging arrangements) and any other charges (other than expenses and any one-off fees paid otherwise than in lieu of interest or discount) payable in respect of Borrowed Money of the TeleWest Group in respect of the twelve months immediately following the date on which the relevant calculation under this Agreement falls to be made and (ii) the principal amount of any Borrowed Money of the TeleWest Group due to be repaid in accordance with the terms of such Borrowed Money during such period;

"QUALIFYING BANK" means a person which falls within the definition of "bank" for the purposes of section 349(3)(a) of the Income and Corporation Taxes Act 1988 but so that if such Act is amended or repealed, this definition shall be amended in such manner as the Agent, after consultation with the Borrower, shall determine to be necessary in order to define persons of the relevant equivalent category to whom the Borrower may make payments hereunder without any obligation to make deduction or withholding thereof;

"QUARTER DAYS" means 31st March, 30th June, 30th September and 31st December in any year;

"QUARTERLY MANAGEMENT ACCOUNTS" means the quarterly management accounts of the TeleWest Group or the TCN Group (as the case may be) to be delivered to the Agent pursuant to clause 11.1(g) in the agreed form or containing information of the same type as is required by such form;

"QUARTERLY PERIOD" means each period of approximately three months commencing on the day after a Quarter Day and ending on the next following Quarter Day;

"RBL STEP-IN RIGHTS AGREEMENT" means the agreement of such name to be entered into between RB Leasing (March) Limited, TeleWest, United Artists Communications (North East) Partnership, United Artists Communications (South East) Partnership, United Artists Communications (Cotswolds) Venture, London South Cable Partnership, Scotcable (Motherwell) Limited, Kingdom Cablevision Limited, Tayside Cable Systems Limited, Avon Cable Joint Venture and the Security Trustee in form and substance reasonably satisfactory to the Borrower and the Agent;

"REFERENCE BANKS" means the principal London offices of The Bank of New York, Canadian Imperial Bank of Commerce, The Chase Manhattan Bank, N.A., National Westminster Bank Plc and The Toronto-Dominion Bank and/or any other Bank appointed as such pursuant to clause 18.12;

"REGION" means each of the geographical regions into which the business of the TCN Group is divided at any relevant time for management accounting purposes, being at the date of this Agreement, (i) London South, (ii) South West, (iii) Scotland, (iv) South East, (v) North East, (vi) the North West and (vii) the Midlands;

"REIMBURSEMENT AGREEMENT" means the agreement of such name to be entered into between each of Original Charging Partnerships and the Borrower in the agreed form;

"RELEVANT REVOLVING PERIOD" means the Tranche A Revolving Period or the Tranche B Revolving Period, as applicable;

"RELEVANT SUBSTANCE" means (i) any radioactive emissions, (ii) electricity and any electrical or electromagnetic emissions and (iii) any substance whatsoever (whether in a solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) which is capable of causing harm to man or any other living organism supported by the environment (both natural and built), or damaging the environment (both natural and built) or public health or welfare;

"RESTRICTED PAYMENT" means (a) any direct or indirect distribution, dividend, loan or other payment (whether in cash, property, securities or otherwise) by any member of the TCN Group (including, without limitation, any payment on account of the share capital of the Borrower or capital stock or other securities of the Borrower) or any interest thereon, (b) any transfer of any assets by any member of the TCN Group and (c) any payment (whether in cash, property, securities or otherwise) of principal of, or interest on, Subordinated Debt, in each case to any Restricted Person;

"RESTRICTED PERSON" means any member of the TeleWest Group other than (i) the TCN Entities and (ii) Cable Guide Limited (registered no: 2025654);

"REVOLVING ADVANCE" means an Advance made during the Revolving Period;

"REVOLVING FACILITY" means the revolving loan facility granted to the Borrower pursuant to this Agreement;

"REVOLVING PERIOD" means the period from (and including) the date hereof to (and including) 31 December 2000;

"ROLLOVER NOTICE" means a notice substantially in the form of Schedule 2B;

"SBC" means SBC International Inc. of 2 Read's Way, Suite 222, Corporate Commons, Newcastle, Delaware 19720, USA;

"SBCC" means SBC CableComms (UK) Limited (No. 2795350);

"SBCC LICENCES" means those licences of members of the TCN Group details of which are set out in part G of schedule 9;

"SCOTLAND FACILITY" means the (pound)195,000,000 loan facility granted pursuant to a loan agreement dated 13 June 1994 (as amended) between, among others, TeleWest Scotland Holdings Limited as borrower and Canadian Imperial Bank of Commerce as agent;

"SCOTLAND LICENCES" means those licences of members of the TCN Group details of which are set out in part E of schedule 9;

"SCOTTISH SECURITY DOCUMENTS" means the Bond and Floating Charges, the Standard Securities, and the Share Pledges;

"SECURITY DOCUMENTS" means the Debenture, the Deed of Subordination, the Pledge and Security Agreements, the TeleWest Assignment, the Reimbursement Agreement, the Scottish Security Documents, the RBL Step-in Rights Agreement, the Nortel Step-in Rights Agreement, any other Stepin Rights Agreement, the Security Trust Deed, any Supplemental Deed and all other mortgages, charges, guarantees, indemnities and other instruments from time to time entered into in favour of the Agent, the Security Trustee and/or the Banks by way of guarantee or other assurance of and/or security for amounts owed to any of the Beneficiaries (as defined or to be defined in the Debenture);

"SECURITY TRUST DEED" means the security trust deed to be entered into between the Borrower, TeleWest, the Original Charging Subsidiaries, the Original Charging Partnerships, the Arrangers, the Banks, the Bond Providers referred to therein, the Interest Rate Beneficiaries referred to therein, the Agent and the Security Trustee;

"SECURITY TRUSTEE" means CIBC Wood Gundy plc of Cottons Centre, Cottons Lane, London SE1 2QL and/or such other person as may be appointed as security trustee pursuant to any Security Document (as the context requires);

"SENIOR SECURITIES" means the $300,000,000 9-5/8% senior debentures due 2006 and $1,536,413,000 11% senior discount debentures due 2007 issued by TeleWest on 3 October 1995;

"SHARE PLEDGES" means the share pledges to be entered into by certain Original Charging Subsidiaries over the shares in those members of the TCN Group incorporated in Scotland (other than those which are Original Non-Charging Subsidiaries) in the agreed form;

"SIX MONTH PERIOD" means each period of six months ending on the last day of a calendar month;

"SKY STANDARD CABLE OPERATOR AGREEMENTS" means the agreements referred to in part B of Schedule 10;

"SOUTH EAST LICENCES" means those licences of members of the TCN Group details of which are set out in part F of schedule 9;

"STANDARD SECURITY" means the second ranking standard security to be entered into by Scotcable (Motherwell) Limited in relation to Block 7, Goldie Road, Bothwell Park Industrial Estate, Uddingston;

"STEP-IN RIGHTS AGREEMENT" means, in relation to any Non-Guaranteed Switch Lease, a step-in rights agreement between the lessor, the lessee and the Security Trustee, in substantially the form, mutatis mutandis (with such amendments as the Security Trustee may approve) as the Nortel Step-in Rights Agreement;

"STERLING" and "(POUND)" mean the lawful currency for the time being of the United Kingdom and in respect of all payments to be made under this Agreement in Sterling means immediately available, freely transferable cleared funds;

"SUBSCRIBER" means a person who has entered into an agreement (which has not expired or been terminated) (a "SUBSCRIBER'S AGREEMENT") with a TCN Entity to be provided with services by a TCN Entity through the operation of the Cable Systems;

"SUBORDINATED DEBT" means, at any relevant time, all Indebtedness of the TCN Entities owed to a Restricted Person;

"SUBSIDIARY" of a person means (a) any company or entity directly or indirectly controlled by such person, for which purpose "control" means either ownership of more than 50 per cent. of the voting share capital (or equivalent right of ownership) of such company or entity or power to direct its policies and management whether by contract or otherwise or the right to receive more than 50 per cent. of any distributions (of whatever nature) made in respect of the share capital or other ownership interests of such company or entity and (b) in the case of a company incorporated in England and Wales or Scotland, a Subsidiary Undertaking;

"SUBSIDIARY UNDERTAKING" has the meaning given to such term in section 258 Companies Act 1985;

"SUBSTITUTE" has the meaning ascribed thereto in clause 17.4;

"SUBSTITUTION CERTIFICATE" means a certificate substantially in the form of schedule 5;

"SUPPLEMENTAL DEED" means a deed supplemental to this Agreement, the Debenture and certain of the other Security Documents executed, inter alios, by a Subsidiary or Associated Partnership of the Borrower in the form of schedule 4 to the Debenture or in such other form as is agreed between the Agent and the Borrower whereby such Subsidiary or Associated Partnership becomes a party to this Agreement and any relevant Security Document as a Charging Subsidiary or Charging Partnership, as the case may be;

"TAXES" includes all present and future taxes, levies, imposts, duties, fees or charges of a similar nature together with interest thereon and penalties in respect thereof and "Taxation" shall be construed accordingly;

"TCI" means Tele-Communications, Inc. whose principal place of business is at Terrace Tower II, 5619, DTC Parkway Englewood, Colorado, U.S.A.;

"TCN ENTITIES" means the Borrower, each Original Charging Subsidiary and each Original Charging Partnership together with any company or partnership which is or becomes a party to this Agreement and the relevant Security Documents pursuant to clause 10.1(x);

"TCN FRANCHISES" means those areas in which the TCN Group is permitted to operate cable television and cable telecommunications systems pursuant to the Licences;

"TCN GROUP" means the Borrower, all its Subsidiaries and all its Associated Partnerships from time to time;

"TELECOMMUNICATIONS AND CABLE LAWS" means the Telecommunications Act 1984, the Cable and Broadcasting Act 1984, the Broadcasting Act 1990 and all other laws, statutes, regulations and judgements relating to telecommunications or cable television applicable to any member of the TCN Group, and/or the business carried on by, any member of the TCN Group (for the avoidance of doubt, not including laws, statutes, regulations or judgments relating solely to consumer credit, data protection or intellectual property);

"TELEWEST" means TeleWest Communications plc (No. 2983307);

"TELEWEST ASSIGNMENT" means the assignment by way of security to be entered into by TeleWest of TeleWest's rights in and to the Subordinated Debt in the agreed form;

"TELEWEST COMMUNICATIONS" means TeleWest Communications Cable Limited (No. 2883742);

"TELEWEST GROUP" means TeleWest, all its Subsidiaries and all its Associated Partnerships;

"TELEWEST LEASE" means a Finance Lease of tangible and/or intangible assets by TeleWest where such assets are the subject of a sub-Finance Lease between TeleWest and a member of the TCN Group;

"TELEWEST/TCN LOAN AGREEMENT" means the loan agreement dated 21 May 1996 pursuant to which TeleWest has made a loan to the Borrower in an amount of (pound)399,739,534.58;

"TERM" means, in relation to a Revolving Advance, the period for which such Revolving Advance is or is to be made, as specified in the Drawdown Notice or Rollover Notice for such Revolving Advance, or as otherwise determined in accordance with the provisions hereof;

"TERM ADVANCE" means, after the end of the Revolving Period, the advance deemed to be made pursuant to clause 4.15 and any advance resulting from the division and/or consolidation of any Term Advance in accordance with clause 4.15;

"TERM DATE" means, in relation to a Revolving Advance, the last day of the Term of such Revolving Advance;

"TERM PERIOD" means the period from (and including) 1 January 2001 to (and including) 31 December 2005;

"TERM REPAYMENT DATE" means each of the dates referred to in clause 6.2;

"TOTAL COMMITMENTS" means at any relevant time the total of the Commitments of all the Banks at such time;

"TOTAL TCN GROUP CASH PAYING DEBT" means that part of Total TCN Group Debt in respect of which interest and any other charges (except expenses and any one-off fees paid otherwise than in lieu of interest or discount) is currently paid or payable;

"TOTAL TCN GROUP CASH PAYING DEBT INTEREST CHARGES" means, in relation to any period, the total amount of all interest, fees and commissions accruing in respect of Total TCN Group Cash Paying Debt during such period;

"TOTAL TCN GROUP DEBT" means the aggregate consolidated amount of all Borrowed Money of the TCN Group less the amount of the loan made by TeleWest to the Borrower dated 21 May 1996 pursuant to the TeleWest/TCN Loan Agreement;

"TOTAL TELEWEST GROUP CASH PAYING DEBT" means that part of TeleWest Group Debt in respect of which interest and any other charges (except expenses and any one-off fees paid otherwise than in lieu of interest or discount) is currently paid or payable;

"TOTAL TELEWEST GROUP CASH PAYING DEBT INTEREST CHARGES" means, in relation to any period, the total amount of all interest, fees and commissions accruing in respect of Total TeleWest Group Cash Paying Debt during such period;

"TOTAL TELEWEST GROUP DEBT" means the aggregate consolidated amount of all Borrowed Money of the TeleWest Group;

"TRANCHE A" means that part of the Facility made available to the Borrower under this Agreement which is referred to herein as such;

"TRANCHE A LOAN" means the aggregate principal amount of all Revolving Advances made under Tranche A which are, at the relevant time, outstanding under Tranche A;

"TRANCHE A REVOLVING PERIOD" means the period from (and including) the date hereof to (and including) 31 December 1998;

"TRANCHE B" means that part of the Facility made available to the Borrower under this Agreement which is referred to herein as such;

"TRANCHE B LOAN" means, at any time during the Revolving Period, the aggregate principal amount of all Revolving Advances made under Tranche B which are, at the relevant time, outstanding under Tranche B and, at any time after the Tranche B Revolving Period, the aggregate principal amount of all Term Advances outstanding under Tranche B;

"TRANCHE B REVOLVING PERIOD" means the period from (and including) 1 July 1996 to (and including) 31 December 2000;

"ULTIMATE SHAREHOLDERS" means US WEST, TCI, Cox and SBC and "Ultimate Shareholder" means any one of them; and

"US WEST" means US WEST, Inc. whose principal place of business is at 7800 East Orchard Road, Englewood, Colorado 80111, U.S.A.

1.3        HEADINGS

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4      CONSTRUCTION OF CERTAIN TERMS

In this Agreement, unless the context otherwise requires:

         (a) reference to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;

         (b) reference to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as from time to time amended in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, all of the Banks or the Majority Banks (as the case may be);

         (c) reference to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

         (d) words importing the plural shall include the singular and vice versa;

         (e)      reference to a time of day are to London time;

         (f) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof and that person's successors in title;

         (g) reference to a document "in the agreed form" means in the form of a draft of such document initialled by way of identification by the Agent and the Borrower;

         (h) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly;

         (i) reference to "set-off" includes retention, compensation and the balancing of accounts under Scots law;

         (j) references to any enactment shall be deemed to include reference to such enactment as re-enacted, amended or extended; and

         (k) references to "business" in relation to any member of the TCN Group mean the construction, installation, operation and utilisation of cable television and/or telecommunications systems in the TCN Franchises and/or any business directly related thereto and reasonably considered to be financially beneficial to such business, and references to "ordinary course of business" in relation to any member of the TCN Group shall be similarly construed.

1.5      MAJORITY BANKS

Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all of the Banks shall have received appropriate prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions but the Borrower and each other TCN Entity shall be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.6      AGENT'S OPINION

Where this Agreement provides for the Agent's opinion to determine whether any matter would or is reasonably likely to have a Material Financial Adverse Effect, a Material Adverse Effect and/or a material adverse effect, as the case may be, the Agent shall act in accordance with the instructions of the Majority Banks (acting reasonably) in making such determination.

1.7      BANK COMMITMENTS

For the purpose of the definition of "Majority Banks" in clause 1.2 and of clause 18.10 references to the Commitment of a Bank shall, if the Total Commitments have, at any relevant time, been reduced to zero, be deemed to be a reference to the Commitment of that Bank immediately prior to such reduction to zero.

2.       THE FACILITY

2.1      AMOUNT

The Banks, relying upon each of the representations and warranties in clause 9 and in the Security Documents, agree to lend to the Borrower by way of Advances upon and subject to the terms of this Agreement the principal sum of up to (pound)1,200,000,000. The obligation of each Bank under this Agreement shall be to contribute that proportion of each Advance which, as at the Drawdown Date of such Advance, its Commitment bears to the Total Commitments.

2.2      OBLIGATIONS SEVERAL

The obligations of each Bank under this Agreement are several; the failure of any Bank to perform such obligations shall not relieve any other Bank, the Arrangers, the Agent, the Security Trustee or any TCN Entity of any of their respective obligations or liabilities under this Agreement nor shall the Agent, the Arrangers or the Security Trustee be responsible for the obligations of any Bank (except for its own obligations, if any, as a Bank) nor shall any Bank be responsible for the obligations of any other Bank under this Agreement.

2.3      INTERESTS SEVERAL

Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Agent, the Arrangers, the Security Trustee and the Banks are several and the amount due to the Agent (for its own account), to each Arranger, to the Security Trustee and to each Bank is a separate and independent debt. The Agent, each Arranger, the Security Trustee and each Bank shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for the Agent, any Arranger, the Security Trustee or any Bank (as the case may be) to be joined as an additional party in any proceedings for this purpose.

3.       CONDITIONS

3.1      DOCUMENTS AND EVIDENCE

The obligations of each Bank to make its Commitment available shall be subject to the condition that the Agent, or its duly authorised representative, shall have received the documents and evidence specified in schedule 3 in form and substance satisfactory to all of the Banks not later than three Banking Days before the day on which the Drawdown Notice in respect of the first Advance is given. The Agent shall notify the Banks of receipt of such Drawdown Notice and whether or not the form and substance of such documents are satisfactory to the Agent.

3.2      GENERAL CONDITIONS PRECEDENT

The obligation of each Bank to contribute to any Advance is subject to the further conditions that at the time of the giving of a Drawdown Notice for, and at the time of the making of, such Advance:

         (a) the representations and warranties referred to in clause 9.3, including those deemed to be made by the Borrower pursuant to such clause, being (subject as provided in clause 9.3) true and correct as of each such time as if each was made with respect to the facts and circumstances existing at such time; and

         (b) no Default shall have occurred and be continuing which has not been remedied or expressly waived or would result from the making of such Advance.

3.3      WAIVER OF CONDITIONS PRECEDENT

The conditions specified in this clause 3 are inserted solely for the benefit of the Banks and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all of the Banks in respect of the first Advance and on the instructions of the Majority Banks in respect of subsequent Advances without prejudicing the right of the Agent acting on such instructions to require fulfilment of such conditions in whole or in part in respect of any other Advance.

4.       REVOLVING ADVANCES

4.1      TRANCHE A AND TRANCHE B

Subject to the terms and conditions of this Agreement, Revolving Advances may be made, at the option of the Borrower, under either Tranche A or Tranche B.

4.2      MAXIMUM TRANCHE A OUTSTANDINGS

The aggregate principal amount of Revolving Advances outstanding under Tranche A on any day falling within the period set out in column (1) below shall not exceed the amount set out against such period in column (2) below and no Revolving Advance shall be made under Tranche A if, following the making of such Revolving Advance, such limit would be exceeded:


                    (1)                                                       (2)
                  PERIOD                              Maximum aggregate principal amount
                                                      of outstanding Revolving Advances
                                                      under Tranche A

         up to (and including) 30 June, 1998                       (pound)300,000,000

         from 1 July, 1998 to (and                                 (pound)100,000,000
         including) 31 December 1998

         thereafter                                                         nil


4.3      MAXIMUM TRANCHE B OUTSTANDINGS

The aggregate principal amount of Revolving Advances outstanding under Tranche B on any day falling within the period set out in column (1) below shall not exceed the amount calculated by multiplying Consolidated Annualised TCN Group Net Operating Cash Flow (determined by reference to the most recently delivered Monthly Management Accounts) at such time by the number set out against such period in column (2) below and no Revolving Advances shall be made under Tranche B if, following the making of such Revolving Advance, such limit would be exceeded:


                   (1)                                                        (2)
                  PERIOD                              Multiple of Consolidated Annualised
                                                      TCN Group Net Operating Cash Flow

         from 1 July, 1996 to (and                                            6.5
         including) 31 December, 1998

         from (but excluding) 31 December,                                    6.0
         1998 to (and including) 30 June,
         1999

         from (but excluding) 30 June, 1999                                   5.0
         to (and including) 31 December,
         1999

         from (but excluding) 31 December,                                    4.0
         1999 to (and including) 31
         December, 2000


4.4      MAXIMUM AGGREGATE OUTSTANDING ADVANCES

The aggregate principal amount of the Loan shall not at any time exceed (pound)1,200,000,000 and no Revolving Advance shall be made under this Agreement if, following the making of such Revolving Advance, such limit would be exceeded.

4.5      DRAWDOWN

Subject to the terms and conditions of this Agreement a Revolving Advance will be made to the Borrower following receipt by the Agent from the Borrower of a Drawdown Notice signed by an Authorised Officer not later than 10 a.m. on the second Banking Day before the proposed Drawdown Date. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in clause 5.10(a), be irrevocable. No Drawdown Notice may be given in respect of an amount which is the subject of a notice received by the Agent under clause 6.9.

4.6      ROLLOVER

Subject to the terms and conditions of this Agreement, if the Borrower wishes to draw a Revolving Advance under Tranche A or Tranche B on any day (the "RELEVANT DAY") of an amount of not more than the amount of a Revolving Advance which is due to be repaid on the Relevant Day in accordance with clause 4.13, the Borrower shall not be obliged to serve a Drawdown Notice in relation to such new Revolving Advance but may serve a Rollover Notice signed by an Authorised Officer specifying the amount of the new Revolving Advance and the Term thereof and whether such new Revolving Advance is to be made under Tranche A or Tranche
B. A Rollover Notice shall be effective on actual receipt by the Agent (which must be no later than 10 a.m. on the second Banking Day before the Relevant Day) and, once given, shall, subject as provided in clause 5.10(a), be irrevocable. No

Rollover Notice may be given in respect of an amount which is the subject of a notice received by the Agent under clause 6.9.

4.7      NO ROLLOVER NOTICE

If the Agent does not receive a Rollover Notice from the Borrower in accordance with clause 4.6 in respect of a new Revolving Advance under either Tranche A or Tranche B to be made on the Term Date of a Revolving Advance outstanding to the Borrower then, subject to the terms and conditions of this Agreement (including without limitation clauses 4.2, 4.3 and 4.4), a Revolving Advance of an amount equal to the amount of the Revolving Advance due to be repaid shall be made to the Borrower under Tranche A, if the Revolving Advance due to be repaid was outstanding under Tranche A, or under Tranche B, if the Revolving Advance due to be repaid was outstanding under Tranche B on such Term Date for a Term of one month or such other period as shall comply with clause 4.10 unless the amount of such Revolving Advance is the subject of a notice received by the Agent under clause 6.9.

4.8      CONVERSION TO TRANCHE A

The Borrower may at any time during the Tranche A Revolving Period convert all or any of the outstanding Revolving Advances made to the Borrower under Tranche B so that such Revolving Advances are outstanding under Tranche A, in each case with effect from the relevant Conversion Date, following receipt by the Agent of a Conversion Notice signed by an Authorised Officer not later than 10 a.m. on the second Banking Day before the proposed Conversion Date. A Conversion Notice under this clause 4.8 shall be effective on actual receipt by the Agent and once given shall be irrevocable. Each Conversion Notice given under this clause 4.8 shall contain a confirmation that, on the relevant Conversion Date, the Borrower will be in compliance with the provisions of clause 4.2, having taken into account such conversion. No Tranche B Advance may be converted to a Tranche A Advance if either (i) such Tranche B Advance became a Tranche B Advance as a result of conversion from a Tranche A Advance during the then current Interest Period or (ii) the most recent conversion of a Tranche B Advance to a Tranche A Advance took place within one month prior to the date of the proposed conversion (but this proviso (ii) shall not restrict the conversion of more than one Tranche B Advance to a Tranche A Advance on any one day).

4.9      CONVERSION TO TRANCHE B

The Borrower may at any time during the Tranche A Revolving Period convert all or any of the outstanding Revolving Advances made to the Borrower under Tranche A so that such Revolving Advances are outstanding under Tranche B with effect from the relevant Conversion Date, following receipt by the Agent of a Conversion Notice signed by an Authorised Officer not later than 10 a.m. on the second Banking Day before the proposed Conversion Date. A Conversion Notice under this clause 4.9 shall be effective on actual receipt by the Agent and once given shall be irrevocable. Each Conversion Notice under this clause 4.9 shall contain a confirmation that, on the relevant Conversion Date, the Borrower will be in compliance with the provisions of clause 4.3, having taken into account such conversion. No Tranche A Advance may be converted to a Tranche B Advance if either (i) such Tranche A Advance became a Tranche A Advance as a result of conversion from a Tranche B Advance during the then current Interest Period or
(ii) the most recent conversion of a Tranche A Advance to a Tranche B Advance took place within one month prior to the date of the proposed conversion (but this proviso (ii) shall not restrict the conversion of more than one Tranche A Advance to a Tranche B Advance on any one day).

4.10     TERM AND AMOUNT OF REVOLVING ADVANCES

         (a) Revolving Advances may be made only on Banking Days falling within, in the case of Revolving Advances made under Tranche A, the Tranche A Revolving Period or, in the case of Revolving Advances made under Tranche B, the Tranche B Revolving Period, and may be borrowed only for a Term of one month or two, three or six months or (with the prior agreement of all of the Banks) any other period in any such case ending not later than the last day of the Relevant Revolving Period Provided that any Revolving Advances made less than one month prior to the last day of the Relevant Revolving Period may only be borrowed for the period up to and ending on such date;

         (b)      each Revolving Advance shall be of either (i)
                  (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000 or (ii) the remaining available facility under Tranche A or Tranche B (as applicable);

         (c) no Revolving Advance may be drawn down under Tranche A and no Revolving Advance drawn down under Tranche B may be converted to Tranche A on any day if the making of such Revolving Advance or such conversion would cause the limits contained in either clause 4.2 or clause 4.4 to be exceeded;

         (d) no Revolving Advance may be drawn down under Tranche B and no Revolving Advance drawn down under Tranche A may be converted to Tranche B on any day if the making of such Revolving Advance or such conversion would cause the limits contained in either clause 4.3 or clause 4.4 to be exceeded; and

         (e) no Revolving Advance may be drawn down if, as a result, there would be more than eight Revolving Advances then outstanding.

4.11     NOTIFICATION TO BANKS

On the date of receipt of a Drawdown Notice or a Rollover Notice complying with the terms of this Agreement or if a Revolving Advance is otherwise to be made in accordance with clause 4.7 the Agent shall notify each Bank thereof, of the date on which such Revolving Advance is to be made, the Term thereof, whether such Revolving Advance is to be made under Tranche A or Tranche B. Subject to the provisions of clauses 3 and 4.13, on the date for the making of the relevant Revolving

Advance each of the Banks shall make available to the Agent its portion of such Revolving Advance in accordance with clause 8.2. On the date of receipt of a Conversion Notice complying with the terms of this Agreement the Agent shall notify each Bank thereof and of the Conversion Date and whether under Tranche A or Tranche B and the amount which is the subject of such Conversion Notice.

4.12     TERMINATION OF COMMITMENTS

Any part of the Commitments undrawn and uncancelled in respect of Tranche B at the end of the Tranche B Revolving Period or, in respect of Tranche A at the end of the Tranche A Revolving Period, shall thereupon be automatically reduced to zero.

4.13     REPAYMENT OF REVOLVING ADVANCES

The Borrower agrees to repay each Revolving Advance in respect of which the Term Date is before the last day of the Relevant Revolving Period on such Term Date. If a Revolving Advance (the "NEW REVOLVING ADVANCE") is to be made to the Borrower on a day on which another Revolving Advance made to the Borrower (the "MATURING REVOLVING ADVANCE") is due to be repaid then, subject to the terms of this Agreement and so long as the conditions referred to in clause 3.2 shall have been satisfied in relation to the new Revolving Advance, (i) the maturing Revolving Advance shall be deemed to have been repaid on its Term Date either in whole (if the new Revolving Advance is equal to or greater than the maturing Revolving Advance) or in part (if the new Revolving Advance is less than the maturing Revolving Advance) and the Borrower shall only be obliged to repay the principal amount by which the maturing Revolving Advance exceeds the new Revolving Advance and (ii) to the extent that the maturing Revolving Advance is so deemed to have been repaid, the principal amount of the new Revolving Advance to be made on such date shall be deemed to have been credited to the account of the Borrower by the Agent on behalf of the Banks in accordance with the terms of this Agreement and the Banks shall only be obliged to make available to the Borrower pursuant to clause 4.11 a principal amount (if any) equal to the amount by which the new Revolving Advance exceeds the maturing Revolving Advance.

4.14     CONVERSION TO A TERM LOAN

On the last day of the Tranche B Revolving Period the revolving credit facility made available under Tranche B shall convert to a term loan and all outstanding Revolving Advances the Term Date of which is the last day of the Revolving Period shall be consolidated with any other such Revolving Advances into the Loan and be repaid in accordance with clause 6.

4.15     TERM ADVANCES

Following the consolidation referred to in clause 4.14, all Revolving Advances shall be deemed to have been repaid and the Loan shall be deemed to be a Term Advance for the purposes of this Agreement. The Borrower may by notice received by the Agent not later than 10 a.m. on the second

Banking Day before the beginning of each Interest Period in respect of a Term Advance specify that such Term Advance shall be divided into more than one Term Advance, or consolidated with any other Term Advance outstanding in respect of the Loan in respect of which the then current Interest Period ends on the same day as the current Interest Period in respect of such Term Advance. No more than 12 Term Advances may be outstanding under this Agreement at any time. If more than one Term Advance is outstanding in respect of the Loan each such Term Advance shall be either (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000 or the balance of the Loan.

5.       INTEREST AND INTEREST PERIODS; ALTERNATIVE INTEREST RATES

5.1      NORMAL INTEREST RATES

The Borrower agrees to pay interest on each Advance in respect of each Interest Period relating thereto on each Interest Payment Date at the rate per annum determined by the Agent to be the aggregate of (a) the applicable Margin, (b) the Additional Cost and (c) LIBOR.

5.2      TRANCHE A MARGIN

The Margin in relation to any Revolving Advance made under Tranche A shall be
2.25 per cent. per annum.

5.3      TRANCHE B MARGIN

The Margin in relation to any Revolving Advance made under Tranche B and any Term Advance shall (subject to the proviso below) be the rate set out in column
(1) below against the ratio of Total TCN Group Cash Paying Debt to Consolidated Annualised TCN Group Net Operating Cash Flow set out in column (2) below as shown in the most recently delivered Monthly Management Accounts (or, after the end of the Revolving Period, the most recently delivered Quarterly Management Accounts or Monthly Management Accounts) of the TCN Group delivered to the Agent under this Agreement prior to the first day of the relevant Interest Period:

        (1)                                               (2)
    RATE (PER CENT.               Ratio of Total TCN Group Cash Paying
    PER ANNUM)                    Debt to Consolidated Annualised TCN
                                  Group Net Operating Cash Flow

    1.875                         greater than or equal to 6.0

    1.500                         less than 6.0 but greater than or equal to
                                  4.5

    1.000                         less than 4.5 but greater than or equal to
                                  3.0

    0.500                         less than 3.0
provided that if on the first day of the relevant Interest Period the Borrower has failed to deliver any relevant financial statements then due under this Agreement within the time period for the Borrower so to deliver such financial statements, then the Margin for such Advance during such Interest Period shall from (and including) the last day upon which such financial statements were due to (but excluding) the date of delivery of such financial statements be 1.875 per cent. per annum.

5.4      CONVERSION MARGIN

In respect of any Interest Period during which a Revolving Advance is converted from Tranche A to Tranche B (or vice versa) the Margin for that part of the Interest Period that the Revolving Advance was outstanding under Tranche A shall be determined in accordance with clause 5.2 and the Margin for that part of the Interest Period that the Revolving Advance was outstanding under Tranche B was outstanding shall be determined in accordance with clause 5.3.

5.5      INTEREST PERIODS

The Interest Period in relation to each Revolving Advance shall be of a duration equal to the Term of such Revolving Advance. Interest Periods in respect of Term Advances shall be of a duration determined in accordance with clauses 5.6 and 5.7.

5.6      SELECTION OF INTEREST PERIODS FOR TERM ADVANCES

The Borrower may by notice received by the Agent not later than 11 a.m. on the second Banking Day before the beginning of each Interest Period in respect of a Term Advance specify whether such Interest Period shall have a duration of one month or two, three or six months or (with the prior agreement of all of the Banks) any other period.

5.7      DETERMINATION OF INTEREST PERIODS FOR TERM ADVANCES

Every Interest Period in respect of a Term Advance shall be of the duration specified by the Borrower pursuant to clause 5.6 but so that:

         (a) the initial Interest Period in respect of each Term Advance will commence on the last day of the Tranche B Revolving Period and each subsequent Interest Period in respect of such Term Advance will commence forthwith upon the expiry of the previous Interest Period in respect of such Term Advance;

         (b) Interest Periods in respect of Term Advances of an aggregate amount at least equal to the amount of the Loan to be repaid on any Term Repayment Date shall end on such date; and

         (c) if the Borrower fails to specify the duration of an Interest Period in accordance with the provisions of clause 5.6 and this clause 5.7 such Interest Period shall, subject to this clause 5.7, have a duration of one month.

5.8      DEFAULT INTEREST

If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 5.8) on its due date for payment under this Agreement the Borrower agrees to pay interest on such sum from the due date up to the date of actual payment (as well after as before judgment) at a rate determined by the Agent pursuant to this clause 5.8. The period beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three months as selected by the Agent (after consultation with the Banks) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (a) one per cent. per annum, (b) the Margin, (c) the Additional Cost and (d) LIBOR, provided that if such unpaid sum is all or part of an Advance which shall have become due and payable prior to the last day of the then current Interest Period relating thereto, the first such period selected by the Agent shall end on the last day of such Interest Period and interest shall be payable on such unpaid sum during such period at a rate one per cent. above the rate applicable thereto immediately before it became due. Default interest under this clause 5.8 shall be due and payable on the last day of each period determined by the Agent pursuant to this clause 5.8 or, if earlier, on the date on which the sum in respect of which such default interest is accruing shall actually be paid. If, for the reasons specified in clause 5.10(a)(i) or (ii), the Agent is unable to determine a rate in accordance with the foregoing provisions of this clause 5.8 each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated for each Bank at a rate determined by the Agent to be one per cent. per annum above the aggregate of the Margin and the cost of funds (including Additional Cost) to such Bank.

5.9      NOTIFICATION OF INTEREST PERIODS AND INTEREST RATE

The Agent shall notify the Borrower and the Banks promptly of the amount of each Term Advance, the duration of each Interest Period or other period for the calculation of interest (or, as the case may be, default interest) and of each rate of interest determined by it under this clause 5.

5.10     MARKET DISRUPTION; NON-AVAILABILITY

         (a) If and whenever, at any time prior to the commencement of any Interest Period:

                         (i) the Agent shall have determined (which determination shall, in the absence of manifest error, be conclusive), that adequate and fair means do not exist for ascertaining LIBOR during such Interest Period; or

                         (ii) none or only one of the Reference Banks supplies the Agent with a quotation for calculating LIBOR; or

                         (iii) the Agent shall have received notification from Banks with Contributions aggregating not less than one-third of the Loan that deposits in Sterling are not available to such Banks in the London Interbank Market in the ordinary course of business in sufficient amounts to fund their contributions to the relevant Advance for such Interest Period or that LIBOR does not accurately reflect the cost to such Banks of obtaining such deposits;

                  the Agent shall forthwith give notice (a "DETERMINATION NOTICE") thereof to the Borrower and to each of the Banks. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue. After the giving of any Determination Notice the undrawn amount of the Commitments of all of the Banks shall not be borrowed until notice to the contrary is given to the Borrower by the Agent.

         (b) During the period of 10 days after any Determination Notice has been given by the Agent under clause 5.10(a), (i) if the Borrower so requires, the Borrower and the Agent and each affected Bank shall enter into negotiations with a view to agreeing a substitute basis for determining the rates of interest from time to time applicable to the Advances thereafter and any such substitute basis that is agreed shall take effect in accordance with its terms; and (ii) if no substitute basis has been agreed between the Borrower, the Agent and each affected Bank pursuant to paragraph (i) above, each affected Bank shall certify a substitute basis for funding its contribution to the relevant Advance. Such substitute basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds including Additional Cost, if any, to such Bank equivalent to the Margin for the relevant Interest Period determined in accordance with clauses 5.2 and 5.3 (as applicable).

                  Each substitute basis so agreed in accordance with (i) or, failing such agreement, certified in accordance with (ii) shall be binding upon the Borrower, the Agent and (in the case of (i)) each Bank and (in the case of (ii)) each affected Bank and shall take effect in accordance with its terms from the date specified in the Determination Notice.

5.11     REFERENCE BANK QUOTATIONS

If any Reference Bank is unable or otherwise fails to furnish a quotation for the purpose of calculating LIBOR the interest rate shall be determined, subject to clause 5.10, on the basis of the quotations furnished by the remaining Reference Banks.

6.       REPAYMENT, PREPAYMENT AND CANCELLATION

6.1      REPAYMENT OF THE TRANCHE A LOAN

The Borrower agrees to repay the outstanding amount of the Tranche A Loan on or before 31 December 1998.

6.2      REPAYMENT OF THE TRANCHE B LOAN

The Borrower agrees to repay the Tranche B Loan in instalments on each date specified in column (1) below and in the proportion of the Tranche B Loan outstanding at the end of the Tranche B Revolving Period specified opposite the relevant date in column (2) below.

                        (1)                                       (2)
                        DATE                                   PROPORTION

                  31 December 2001                                5.00%
                  31 March 2002                                   5.00%
                  30 June 2002                                    5.00%
                  30 September 2002                               5.00%
                  31 December 2002                                5.00%
                  31 March 2003                                   6.25%
                  30 June 2003                                    6.25%
                  30 September 2003                               6.25%
                  31 December 2003                                6.25%
                  31 March 2004                                   6.25%
                  30 June 2004                                    6.25%
                  30 September 2004                               6.25%
                  31 December 2004                                6.25%
                  31 March 2005                                   6.25%
                  30 June 2005                                    6.25%
                  30 September 2005                               6.25%
                  31 December 2005                                6.25%

6.3      VOLUNTARY PREPAYMENT

The Borrower may prepay any Advance in whole or in part (being (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000) at any time.

6.4      ADDITIONAL VOLUNTARY PREPAYMENT

The Borrower may also prepay (in whole but not in part only), without premium or penalty, but without prejudice to its obligations under clauses 5.10, 8.7 and 15.2:

         (a) the Contribution of any Bank to which the Borrower shall have become obliged to pay additional amounts under clause 8.7 or 15.2;

         (b) any Bank's Contribution to which a substitute basis applies by virtue of clause 5.10(b); or

         (c) the Contribution of any Bank if it is or becomes contrary to any law or regulation for that Bank to contribute to Advances or to maintain its Commitment or fund or maintain its Contribution.

Upon any notice of such prepayment being given, the Commitment of the relevant Bank shall be reduced to zero.

6.5      MANDATORY PREPAYMENT

(a) The Borrower shall apply, or procure the application of, 50 per cent. of Excess Cash Flow (if any) in respect of each of the Six Month Periods of the Borrower ending on 30 June and 31 December in each year (commencing with the Six Month Period ending 30 June 2001) in prepayment of the Loan provided that the first (pound)10,000,000 which the Borrower would, but for this proviso, have been obliged so to apply or procure the application of may be retained by the Borrower (but without prejudice to the operation of this clause 6.5(a) in respect of all other relevant amounts).

(b)      Each prepayment to be made under paragraph (a) above shall:

                (i) be made on Interest Payment Dates falling after the date upon which the Quarterly Management Accounts in respect of the Quarterly Period ending on the last day of the relevant Six Month Period are delivered to the Agent pursuant to clause 10.1(g), beginning with the first such date and continuing until the prepayment obligation under paragraph (a) above in respect of such Six Month Period has been satisfied; and

               (ii) if on any Interest Payment Date upon which an amount of Excess Cash Flow is to be applied in prepayment of the Loan:

                           (1) such amount is less than the amount of the Advances whose Interest Period ends on such date, the Borrower may select against which Advance or Advances the prepayment is to be made and the proportion of the relevant amount to be prepaid on each Advance but shall ensure that the full amount of such Excess Cash Flow required to be applied is so applied in prepayment;

                           (2) such amount is equal to or greater than the amount of the Advances whose Interest Period ends on such date, the Borrower shall prepay each such Advance on such date.

(c) The Borrower's obligations under paragraphs (a) and (b) above shall cease in respect of the relevant Six Month Period and all future Six Month Periods if, in respect of each of two consecutive Six Month Periods, Total TCN Group Debt on the last day of the relevant Six Month Period is less than 3.5 times Consolidated Annualised TCN Group Net Operating Cashflow calculated by reference to such Six Month Period, each as demonstrated in the Compliance Certificate for the Quarterly Period ending on the last day of the relevant Six Month Period.

(d) If the Compliance Certificate for one Quarterly Period demonstrates that Total TCN Group Debt on the relevant Quarter Day is less than 3.5 times Consolidated Annualised TCN Group Net Operating Cashflow calculated by reference to the Six Month Period ending on such Quarter Day, then the Borrower's obligations under paragraphs (a) and (b) above shall be suspended until the delivery of the Quarterly Management Accounts for the subsequent Quarterly Period (the "SUBSEQUENT ACCOUNTS") are delivered. If the Compliance Certificate in respect of that subsequent Quarterly Period also demonstrates that Total TCN Group Debt on the relevant Quarter Day is less than 3.5 times Consolidated Annualised TCN Group Net Operating Cashflow calculated by reference to the Six Month Period ending on such subsequent Quarter Day then such suspended obligations shall be extinguished; if not, then such suspended obligations shall take effect as of the date of delivery of the Subsequent Accounts but otherwise in accordance with paragraphs (a) and (b) above.

6.6      APPLICATION OF PREPAYMENTS TO REPAYMENT INSTALMENTS

Any amounts prepaid pursuant to this Agreement in respect of the Tranche B Loan after the end of the Tranche B Revolving Period shall be applied against the repayment instalments calculated pursuant to clause 6.2 pro rata to such instalments.

6.7      AMOUNTS PAYABLE ON PREPAYMENT

Any prepayment under this Agreement shall be made together with: (a) accrued interest to the date of prepayment (calculated, in the case of any prepayment of a Bank's Contribution pursuant to clause 6.4(b), and in respect of the period during which the relevant substitute basis has applied by virtue of clause 5.10(b), at a rate per annum equal to the rate certified by such Bank in accordance with clause 5.10(b)); (b) any additional amount payable under clause
8.7 or 15.2; and (c) all other sums payable by the Borrower to the relevant Bank or the Banks (as the case may be) under this Agreement including, without limitation, any accrued commitment commission payable under clause 7.1(c) and any amounts payable under clause 14.

6.8      NOTICE OF PREPAYMENT

No prepayment may be effected unless the Borrower shall have given the Agent at least two Banking Days' notice of its intention to make such prepayment. Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable and shall oblige the Borrower to make such prepayment on the date specified. No amount prepaid after the end of the Tranche B Revolving Period may be reborrowed. The Borrower may not prepay the Loan or any part thereof save as expressly provided in this Agreement.

6.9      CANCELLATION OF COMMITMENTS

The Borrower may at any time by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than two Banking Days after the receipt by the Agent of such notice the whole or any part (being (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000) of the total of the Commitments of all of the Banks which is not then outstanding or requested in a Drawdown Notice in respect of which an Advance has not then been made. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each of the Banks shall be reduced proportionately.

7.       FEES AND EXPENSES

7.1      FEES

The Borrower agrees to pay to the Agent whether or not any part of the Commitments is ever advanced:

         (a)      Front end fee

                  on the earlier of (i) the date of the first Revolving Advance and (ii) the date falling 7 days after the date of this Agreement, for the account of the Arrangers, an up-front fee of an amount agreed between the Borrower and the Arrangers and set out in a letter of even date herewith;

         (b)      Agency fee

                  on the earlier of (i) the date of the first Advance and (ii) the date falling 7 days after the date of this Agreement and on each anniversary of the date of this Agreement until all moneys owing under this Agreement have been paid in full, for the account of the Agent, an agency fee of an amount agreed between the Borrower and the Agent and set out in a letter of even date herewith; and

         (c)      Commitment commission

                  in arrears on each Quarter Day after the date of this Agreement and on the last day of the Revolving Period, for the account of each Bank, commitment commission computed from the date of this Agreement at the rate of 0.35 per cent. per annum on the daily undrawn and uncancelled amount of such Bank's Commitment provided that commitment commission shall cease to be payable to any Bank which shall be in breach of its obligation to make Revolving Advances under this Agreement with effect from the date of such breach and for so long as such breach is continuing.

7.2      EXPENSES

The Borrower agrees to pay to the Agent within 30 days from the date on which the Agent makes demand on the Borrower for payment of the same:

         (a) all reasonable out-of-pocket expenses (including legal, other professional, printing and out-of-pocket expenses) incurred by the Agent, the Arrangers and the Security Trustee in connection with the negotiation, preparation (including reasonable due diligence), syndication and execution of this Agreement and the Security Documents and of any amendment or extension of or the granting of any waiver or consent under this Agreement or any Security Document together with interest at the rate referred to in clause 5.8 from the date falling 30 days after the date of demand for payment of such expenses to the date of payment (as well after as before judgment); and

         (b) all expenses (including legal and out-of-pocket expenses) incurred by the Agent, the Arrangers, the Security Trustee and the Banks or any of them in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under, this Agreement or any Security Document, or otherwise in respect of the moneys owing under this Agreement, together with interest at the rate referred to in clause 5.8 from the date falling 30 days after the date of demand for payment of such expenses to the date of payment (as well after as before judgment).

7.3      VALUE ADDED TAX

All fees and expenses payable pursuant to this clause 7 shall be paid together with Value Added Tax (if any) properly chargeable thereon.

7.4      STAMP AND OTHER DUTIES

The Borrower agrees (i) to pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Agent, the Arrangers, the Security Trustee and the Banks) imposed on or in connection with this Agreement, any Security Document or the Loan and (ii) to indemnify the Agent, the Arrangers, the Security Trustee and the Banks against any liability arising by reason of any delay or omission by the Borrower to pay such duties or taxes.

8.       PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS

8.1      NO SET-OFF OR COUNTERCLAIM; DISTRIBUTION TO THE BANKS

All payments to be made by the Borrower under this Agreement shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 8.7, free and clear of any deductions or withholdings, in Sterling on the due date to the account of the Agent at such bank in London as the Agent may from time to time specify for this purpose. Save as otherwise expressly provided by this Agreement such payments shall be for the account of the Banks and the Agent shall forthwith distribute such payments in like funds as are received by the Agent to the Banks rateably in accordance with their Commitments and/or Contributions, as the case may be.

8.2      PAYMENTS BY THE BANKS

All sums to be advanced by the Banks to the Borrower under this Agreement shall be remitted in Sterling on the date of the relevant Advance to the account of the Agent at such bank in London as the Agent may have notified to the Banks and shall be paid by the Agent on such date in like funds as are received by the Agent to the account of the Borrower specified in the relevant Drawdown Notice.

8.3      AGENT MAY ASSUME RECEIPT

Where any sum is to be paid under this Agreement to the Agent for the account of another person, the Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the Agent together with interest thereon sufficient to compensate the Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent for any and all loss or expense which the Agent may sustain or incur as a consequence of such sum not having been paid on its due date.

8.4      NON-BANKING DAYS

When any payment under this Agreement would otherwise be due on a day which is not a Banking Day, the due date for payment shall be extended to the next following Banking Day unless such Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day. If any date or day specifically referred to in this Agreement (being a date for the making of any payment under this Agreement) is not a Banking Day all references thereto shall be deemed to be references to the immediately preceding Banking Day.

8.5      CALCULATIONS

All interest and other payments of an annual nature under this Agreement or to be calculated on an annual basis shall accrue from day to day and be calculated on the basis of actual days elapsed and a 365 day year.

8.6      CERTIFICATES CONCLUSIVE

Any certificate or determination of the Agent, any Arranger, the Security Trustee or any Bank as to any rate of interest or any amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on each TCN Entity and (in the case of a certificate or determination by the Agent) on the Banks.

8.7      GROSSING-UP FOR TAXES

If at any time the Borrower is required to make any deduction or withholding in respect of Taxes from any payment due under this Agreement for the account of any Bank, any Arranger, the Security Trustee or the Agent (or if the Agent is required to make any such deduction or withholding from a payment to any Arranger, the Security Trustee or a Bank), the sum due from the Borrower in respect of such payment shall, subject to clause 8.8, be increased to the extent necessary to ensure that, after the making of such deduction or withholding, each Bank, any Arranger, the Security Trustee and the Agent receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the Borrower shall indemnify each Bank, each Arranger, the Security Trustee and the Agent against any losses or costs incurred by any of them by reason of any failure of the Borrower to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The Borrower shall promptly deliver to the Agent copies of (or, where required, originals of) any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid.

8.8      QUALIFYING BANKS

Each Bank agrees promptly to notify the Borrower if it ceases to be a Qualifying Bank. If any Bank is not or ceases to be a Qualifying Bank, then (save in circumstances where such Bank has ceased to be a Qualifying Bank by reason of any change in any law, directive or regulation or in its application or interpretation, in each case taking effect after the date of this Agreement) the Borrower shall not be liable to pay to that bank under clause 8.7 any sum in excess of the sum it would have been obliged to pay if that Bank had been, or had not ceased to be, a Qualifying Bank.

8.9      CLAW-BACK OF TAX BENEFIT

If following any such deduction or withholding as is referred to in clause 8.7 from any payment by the Borrower, the Agent, any Arranger, the Security Trustee or any Bank shall receive or be granted a credit against or remission for any taxes payable by it, the Agent, any Arranger, the Security Trustee or such Bank shall, subject to the Borrower having made any increased payment in accordance with clause 8.7 and to the extent that the Agent, such Arranger, the Security Trustee or such Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Agent, such Arranger, the Security Trustee or such Bank to obtain any other relief or allowance which may be available to it, reimburse the Borrower with such amount as the Agent, such Arranger, the Security Trustee or such Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Agent, such Arranger, the Security Trustee or such Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the Borrower as aforesaid. Such reimbursement shall be made forthwith upon the Agent, such Arranger, the Security Trustee or such Bank certifying that the amount of such credit or remission has been received by it provided that the Agent, the relevant Arranger, the Security Trustee or the relevant Bank shall not unreasonably delay before so certifying. Nothing contained in this Agreement shall oblige the Agent, any Arranger, the Security Trustee or any Bank to disclose to the Borrower, any other TCN Entity or any other person any information regarding its tax affairs or tax computations or interfere with the right of the Agent, such Arranger, the Security Trustee or such Bank to arrange its tax affairs in whatever manner it thinks fit and, in particular, none of the Agent, the Arrangers, the Security Trustee or the Banks shall be under any obligation to claim relief from its corporate profits, tax liability or similar tax liabilities in respect of such tax in priority to any other claims, reliefs, credits or deductions available to it. Without prejudice to the generality of the foregoing, none of the Borrower or any other TCN Entity shall by virtue of this clause 8.9, be entitled to enquire about the Agent's, any Arranger's, the Security Trustee's or any Bank's tax affairs.

8.10     BANK ACCOUNTS

Each Bank shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Agent shall maintain a control account showing the Loan and other sums owing by the Borrower under this Agreement and all payments in respect thereof made by the Borrower from time to time. The control account shall be prima facie evidence as to the amount from time to time owing by the Borrower under this Agreement.

8.11     PARTIAL PAYMENTS

If, on any date on which a payment is due to be made by the Borrower under this Agreement, the amount received by the Agent from the Borrower falls short of the total amount of the payment due to be made by the Borrower on such date then, without prejudice to any rights or remedies available to the Agent and the Banks under this Agreement, the Agent shall apply the amount actually received from the Borrower in or towards discharge of the obligations of the Borrower under this Agreement in the following order, notwithstanding any appropriation made, or purported to be made, by the Borrower:

         (a) first, in or towards payment to the Arrangers, of any portion of the front end fee payable under clause 7.1(a) which shall have become due but remains unpaid;

         (b) secondly, in or towards payment to the Agent, the Arrangers, the Security Trustee and the Banks, on a pro rata basis, of any unpaid fees, costs and expenses of the Agent, the Arrangers, the Security Trustee and the Banks under this Agreement and any portion of the agency fee payable under clause 7.1(b) which shall have become due but remains unpaid;

         (c) thirdly, in or towards payment to the Banks, on a pro rata basis, of any accrued commitment commission payable under clause 7.1(c) which shall have become due but remains unpaid;

         (d) fourthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest in respect of the Tranche A Loan which shall have become due but remains unpaid;

         (e) fifthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest on the Tranche B Loan which shall have become due but remains unpaid;

         (f) sixthly, in or towards payment to the Banks, on a pro rata basis, of any principal of the Tranche A Loan which shall have become due but remains unpaid;

         (g) seventhly, in or towards payment to the Banks, on a pro rata basis, of any principal of the Tranche B Loan which shall have become due but remains unpaid;

         (h) eighthly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro rata basis).

The order of application set out in this clause 8.11 may be varied by the Agent if all Banks so direct.

9.       REPRESENTATIONS AND WARRANTIES

9.1      REPEATED REPRESENTATIONS AND WARRANTIES

Each TCN Entity severally represents and warrants in respect of itself and, in the case of the Borrower, each other member of the TCN Group to each of the Banks, the Arrangers, the Security Trustee and the Agent that:

         (a)      Due incorporation of the Borrower and the Charging
                  Subsidiaries

                  the Borrower, each Charging Subsidiary and each other Subsidiary of the Borrower are duly incorporated and validly existing under the laws of the respective countries of their incorporation as limited liability companies and have power to carry on their respective business as they are now being and hereafter proposed to be conducted and to own their respective property and other assets;

         (b)      Power of the Borrower and each Charging Subsidiary

                  the Borrower and each Charging Subsidiary have all requisite power to execute, deliver and perform their respective obligations under this Agreement and the Security Documents to which they are party including, in the case of the Borrower to borrow the Commitments; compliance has been made with all necessary requirements and all necessary corporate, shareholder or other action has been taken by the Borrower and each Charging Subsidiary to authorise the execution, delivery and performance of this Agreement and the Security Documents to which they are a party; no limitation on the powers of the Borrower to borrow will be exceeded as a result of borrowings under this Agreement and notwithstanding the generality of the foregoing, each Charging Subsidiary (where necessary) has amended its Articles of Association to permit:

                         (i) any transfer of its shares in favour of the Security Trustee (or its nominee) pursuant to any Security Document; and

                        (ii) any transfer of its shares where such transfer is duly executed by the Security Trustee (or its nominee) pursuant to any power of sale under any Security Document;

         (c)      Due formation of Charging Partnerships

                  each Charging Partnership is a general or limited partnership duly formed, validly existing and in good standing under the laws of the State of Colorado or England and having other TCN Entities (being in the case of the Charging Partnerships formed in the State of Colorado, the TCN Entities that have executed or are expected to execute the Pledge and Security Agreements) as its only partners (there being no outstanding rights to acquire further interests therein) and has provided to the Agent a true, correct and complete copy of the partnership agreement pursuant to which it was formed and currently exists, as amended to date. Each Charging Partnership has the power and authority to own its properties and to carry out its business as it is now being and is hereafter proposed to be conducted. Each Charging Partnership is duly qualified, validly existing and in good standing and authorised to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorisation;

         (d)      Power of the Charging Partnerships

                  each Charging Partnership has all requisite power to execute, deliver and perform its obligations under this Agreement and the Security Documents to which it is a party, compliance has been made with all necessary requirements and all necessary action has been taken to authorise the execution, delivery and performance by each Charging Partnership of this Agreement and the Security Documents to which it is a party; no resolution (other than resolutions that have already been adopted) is required pursuant to the terms of any partnership agreement forming any Charging Partnership to authorise the execution, delivery and performance by it of this Agreement and the Security Documents to which it is a party;

         (e)      Binding Obligations

                  this Agreement constitutes valid and legally binding obligations of each TCN Entity enforceable in accordance with its terms subject to the qualifications contained in the legal opinions referred to in Schedule 3 which relate to this Agreement. The Security Documents to which they are a party constitute valid and legally binding obligations of each TCN Entity enforceable in accordance with their respective terms subject to the qualifications contained in the legal opinions referred to in Schedule 3 which relate to the relevant Security Document and for this purpose any statement contained in the qualifications to any such legal opinion that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter;

         (f)      No conflict with other obligations

                  the execution and delivery of, the performance of their respective obligations under, and compliance with the provisions of, this Agreement by each TCN Entity and the Security Documents to which they are a party by each TCN Entity will not (i) contravene in any material respect any existing applicable law, statue, rule or regulation or any judgment, decree or permit to which any TCN Entity is subject,
                  (ii) (in the case of the Borrower and each Charging Subsidiary) contravene or conflict with any provision of the Memorandum and Articles of Association of the Borrower or any Charging Subsidiary, (iii) (in the case of each Charging Partnership) contravene or conflict with any provision of the partnership agreement of any Charging Partnership, (iv) breach in any material respect any term of the Licences or the Necessary Authorisations, (v) conflict with in any material respect, or result in any breach of any of the terms of, or constitute a default under any agreement (including any partnership agreements) to which any TCN Entity is a party or is subject or by which it or any of its property is bound or
                  (vi) result in the creation or imposition of or oblige any TCN Entity, any Subsidiary or Associated Partnership of the Borrower or any of their respective Associated Companies or Associated

                  Partnerships to create any Encumbrance (other than those created by the Security Documents) on any TCN Entity, any Subsidiary or Associated Partnership of the Borrower's or any of their respective Associated Companies' or Associated Partnerships' undertakings, assets, rights or revenues;

         (g)      No litigation

                  save as disclosed in the Disclosure Letter, no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of any TCN Entity (as the case may be), threatened against any TCN Entity or TeleWest which (if adversely determined) would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

         (h)      Financial statements

                  (i) the audited financial statements of the TeleWest Group, the TCN Group and the Borrower in respect of the financial year ended on 31 December 1995 as delivered to the Agent have been prepared in accordance with GAAP which principles have (save, in relation to any repetition of this warranty pursuant to this Agreement, where the Borrower is permitted to prepare financial statements on a New Basis and is not required to prepare financial statements on the Original Basis (each as defined in clause 10.1(i))) been consistently applied and present fairly and accurately the financial position of each such entity as at such date and the results of the operations of each such entity respectively for the financial year ended on such date and, as at such date, no such entity had any significant liabilities (contingent or otherwise) nor any significant unrealised or anticipated losses, which, in any such case, are not disclosed by, or reserved against in, such financial statements;

                  (ii) the pro forma consolidated financial projections for the financial years ending 31 December 1996 to 31 December 2006 inclusive for the TCN Group and the operating statistics projections for each Region for such financial years, and the Agreed Base Case have been prepared based upon historical financial information and upon the assumptions set forth therein, which assumptions were reasonable both when made and are reasonable on the date hereof;

         (i)      No filing required

                  it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents that any of them or any other instrument be notarised, filed, recorded, registered or enrolled in any court or public office (save for (i) the registration of the Debenture, the Pledge and Security Agreements, the TeleWest Assignment and the Scottish Security Documents pursuant to Section 395 or 410 Companies Act 1985 and, in the case of
                  (1) the Debenture, pursuant to the Land Registration Act 1925 and the Land Charges Act 1925 and regulations made thereunder and (2) the Standard Securities, the recording thereof in the Register of Sasines or registration thereof in the Land Register for Scotland (as appropriate) and (ii) the filing of UCC-1 Financing Statements and continuation statements with respect to the Pledge and Security Agreements pursuant to the Colorado Uniform Commercial Code);

         (j)      Choice of law

                  the choice by each TCN Entity of English law to govern this Agreement and the Security Documents to which they are a party (other than the Pledge and Security Agreements and the Reimbursement Agreement, under which Colorado law is to govern and the Scottish Security Documents, under which Scots law is to govern) and the submission by such TCN Entity to the jurisdiction of the English courts, are valid and binding subject to the qualifications contained in the legal opinions referred to in Schedule 3 which relate to this Agreement or the Security Documents and for this purpose any statement contained in the qualifications to any such legal opinion that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter;

         (k)      Legal and beneficial owners

                  save as disclosed in the Disclosure Letter and subject to any Permitted Encumbrances, the TCN Entities are the legal and beneficial owners of and have good and marketable title to all their respective properties and other material assets free from any Encumbrances;

         (l)      No material adverse change

                  there has been no adverse change in the financial position of the TCN Group from that set forth in the financial statements referred to in clause 9.1(h)(i) and there has been no adverse change in the operations or business prospects of the TCN Group from that set forth in such financial statements which, in either case, would or is reasonably likely, in the opinion of the Agent, to have a Material Financial Adverse Effect;

         (m)      Solvency

                  after giving effect to the transactions contemplated hereby, the Revolving Advances to be made hereunder and the application of the proceeds thereof, and taking into account the execution, delivery and effectiveness of the Reimbursement Agreement, (i) on a pro forma basis, the fair value and the present fair saleable value of each

                  Associated Partnership's assets will exceed that Associated Partnership's stated liabilities and identified contingent liabilities, (ii) each Associated Partnership will have the ability to pay its debts as they become absolute or mature, and (iii) the capital or assets remaining in each Associated Partnership after consummation of the transactions contemplated hereby will not be unreasonably small to conduct that Associated Partnership's business as it is now conducted and is proposed to be conducted during the term hereof;

         (n)      Compliance with Environmental Laws and Licences

                  each member of the TCN Group:

                  (i) complies and has at all times complied with all Environmental Laws and Environmental Licences and all other laws, regulations and judgments (other than Telecommunications and Cable Laws) the breach of which would or is reasonably likely to have a Material Financial Adverse Effect; and

                  (ii) has obtained and maintains in full force and effect all Environmental Licences, and there are no facts or circumstances entitling any such Environmental Licences to be revoked, suspended, amended, varied, withdrawn or not renewed where such revocation, suspension, amendment, variation, withdrawal or non-renewal, would or is reasonably likely to have a Material Financial Adverse Effect;

         (o)      Environmental Claim

                  no Environmental Claim is pending or has been made or threatened against any member of the TCN Group or any of their respective officers or any occupier of any property owned or leased by any member of the TCN Group and no member of the TCN Group has any reason to believe that it or, in the case of the Borrower, any of its Subsidiaries or Associated Partnerships has or is likely to have any liability in relation to Environmental Matters which would or is reasonably likely to have a Material Financial Adverse Effect;

         (p)      Deposit of Relevant Substance

                  to the best of its knowledge and belief, no Relevant Substance has been deposited, disposed of, kept, treated, imported, exported, transported, processed, manufactured, used, collected, sorted or produced at any time, or is present in the environment (whether or not on property owned, leased, occupied or controlled by any member of the TCN Group) in circumstances which are likely to result in an Environmental Claim against any member of the TCN Group which would, or is reasonably likely to have a Material Financial Adverse Effect;

         (q)      Disclosure of inspection results

                  full details have been given to the Agent of any inspections, investigations, studies, audits, tests, reviews or other analyses in relation to Environmental Matters relating to any member of the TCN Group or to the best of the knowledge of any member of the TCN Group (as the case may be) any property now owned, leased or occupied by any member of the TCN Group and of all Environmental Licences which disclose any matters which would or would be reasonably likely to have a Material Financial Adverse Effect;

         (r)      Intellectual Property Rights

                  (i) the Intellectual Property Rights owned by each member of the TCN Group are free from any Encumbrance (save for those created or to be created by or pursuant to the Security Documents) and any other rights or interests in favour of third parties;

                  (ii) the Intellectual Property Rights owned by each member of the TCN Group are all the Intellectual Property Rights required by them in order to carry on, maintain and operate in all material respects their respective businesses, properties and assets and no member of the TCN Group in carrying on its business infringes any Intellectual Property Rights of any third party where any action taken by such third party in respect of any such infringement would or is reasonably likely to have a Material Financial Adverse Effect; and

                  (iii) no Intellectual Property Rights owned by each member of the TCN Group are being infringed, nor is there any threatened infringement of any such Intellectual Property Rights which, in either case would or is reasonably likely to have a Material Financial Adverse Effect; and

         (s)      Copyright matters

                  save as disclosed in the Disclosure Letter, each member of the TCN Group has obtained all consents and taken all other action required in connection with the secondary transmission by it of any broadcast television signals and no member of the TCN Group has any knowledge, nor is it aware of any claim, that it is or may be liable to any person for any copyright infringement of any nature whatsoever as a result of the operation of its business which liability in the opinion of the Agent would or is reasonably likely to have a Material Financial Adverse Effect.

9.2      FURTHER REPRESENTATION AND WARRANTIES

Each TCN Entity severally further represents and warrants in respect of itself and, in the case of the Borrower, each other member of the TCN Group to each of the Banks, the Arrangers, the Security Trustee and the Agent that:

         (a)      Principal Agreements

                  save as disclosed in the Disclosure Letter (i) the Principal Agreements which have been entered into on or prior to the date of this Agreement are in full force and effect and (ii) to the best of its knowledge and belief after due enquiry, (1) no party is in breach of the terms thereof, (2) there is no dispute subsisting between the parties thereto and (3) no amendments have been made thereto (save for any amendments thereto referred to in Schedule 10 to this Agreement);

         (b)      Licences and Necessary Authorisations

                  the Licences are in full force and effect and each TCN Entity (as the case may be) is in compliance in all material respects with all provisions thereof. Save as set out in the Disclosure Letter, each TCN Entity has secured all the Necessary Authorisations, all such Necessary Authorisations are in full force and effect and each TCN Entity is in compliance in all material respects with all provisions thereof. To the best of the knowledge of the TCN Entity, neither the Licences nor any of the Necessary Authorisations are the subject of any pending or threatened attack or revocation;

         (c)      Consents obtained

                  every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts (other than the Licences and the Necessary Authorisations) required by each TCN Entity to authorise, or required by each TCN Entity in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and the Security Documents to which they are a party or the performance by each TCN Entity of their respective obligations under this Agreement and the Security Documents (other than (i) the registration of the Debenture, the Pledge Security Agreements, the TeleWest Assignment and the Scottish Security Documents pursuant to Section 395 or 410 of the Companies Act 1985 and, in the case of (1) the Debenture, pursuant to the Land Registration Act 1925 and the Land Charges Act 1925 and regulations made thereunder and (2) the Standard Securities, the recording thereof in the Register of Sasines or registration thereof in the Land Register for Scotland (as appropriate) and (ii) the filing of UCC-1 Financing Statements with respect to the Pledge and Security Agreements pursuant to the Colorado Uniform Commercial Code) has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

         (d)      Contractual commitments

                  no dividends of the Borrower or repayments of the capital contributions made by TeleWest to the Borrower or any other rights or benefits have been declared, made or paid by the Borrower and no member of the TCN Group has entered into any contractual commitments of a material nature (other than (i) the Principal Agreements, (ii) for the purpose of carrying out the business of constructing, installing and operating cable television and telecommunications systems in the TCN Franchises or such other business as is permitted by the terms of this Agreement or (iii) contractual commitments arising pursuant to or constituting Permitted Borrowings, Permitted Disposals, Permitted Guarantees, Permitted Intra-TCN Group Transactions, Permitted Investments or Permitted Encumbrances);

         (e)      No withholding Taxes

                  as at the date of this Agreement, on the basis that all of the Banks are Qualifying Banks, no Taxes are imposed by withholding or otherwise on any payment to be made to the Agent, the Arrangers, the Security Trustee or the Banks by any TCN Entity under this Agreement or any Security Document to which any of them is a party or are imposed on or by virtue of the execution or delivery by any TCN Entity of this Agreement or any Security Document to which any of them is a party or any document or instrument to be executed or delivered under this Agreement or any such Security Document (other than stamp duty payable on any Security Document);

         (f)      Telecommunications and Cable Laws

                  each member of the TCN Group complies and has at all times complied in all material respects with all Telecommunications and Cable Laws but excluding, for these purposes only, breaches of Telecommunications and Cable Laws which have been expressly waived by the relevant regulatory authority;

         (g)      No Default

                  no Default has occurred and is continuing which has not been expressly waived;

         (h)      Information Memorandum

                  subject to the next paragraph, to the best of the Borrower's knowledge and belief after due enquiry, as at the date of the Information Memorandum the factual information contained in the Information Memorandum was true and accurate in all material respects and not misleading in any material respect and the Information Memorandum does not omit any material facts; all reasonable enquiries have been made by the Borrower to verify the facts and statements contained therein; all opinions, projections and forecasts contained therein and the assumptions on which such opinions, projections and forecasts were based were arrived at after due and careful consideration and enquiry and represent the views of the Borrower as at the date of the Information Memorandum; there are no material facts or circumstances which have not been disclosed to the Arrangers prior to the date hereof the omission of which would make any material factual information contained in the Information Memorandum inaccurate or misleading in any material respect either as at the date of the Information Memorandum or as at the date of this Agreement or any of the opinions, projections and forecasts contained in the Information Memorandum (and the assumptions on which such opinions, projections and forecasts were made) misleading in any material respect either as at the date of the Information Memorandum or as the date of this Agreement.

                  No warranty or representation is made in respect of (i) any information, facts, statements, opinions, projections, forecasts, demographic statistics or circumstances relating to the cable and telecommunications industry as a whole ("Information"), (ii) any person other than TeleWest, the Borrower and members of the TCN Group or (iii) any Information which is in the public domain or which is identified in the Information Memorandum as having been obtained from or made by a source, or being those of a person, other than the Borrower, any other member of the TCN Group or TeleWest;

         (i)      Carry on business solely in UK

                  each of the TCN Entities (i) does not employ any employees in the State of Colorado or elsewhere in the United States of America and (ii) carries on business solely in, and its principal places of business, books and records and the property (other than the interests in the Original Charging Partnerships) subject to the Security Documents are located in, the United Kingdom (except that, in the case of any Charging Partnership formed in the State of Colorado, if it maintains an office in the United States of America, it maintains such office in the State of Colorado). Control and management of each of the TCN Entities takes place outside the United States of America; and

         (j)      Immaterial Group Entities

                  each member of the TCN Group (other than Cable Guide Limited (registered no. 2025654)) which is not an Immaterial Group Entity is a party to this Agreement and each Original Non-Charging Subsidiary (other than Cable Guide Limited) is an Immaterial Group Entity.

9.3      REPETITION

The representations and warranties in clause 9.1 (and so that (i) the representation and warranty in clause 9.1(h)(i) shall for this purpose refer to the then latest audited financial statements of the Borrower or the latest consolidated financial statements of the TCN Group or the TeleWest Group (as applicable) verified by the auditors of the TCN Group and delivered to the Agent under clause 10.1, (ii) the representation and warranty contained in clause 9.1(h)(ii) shall for this purpose refer to the then latest pro forma consolidated financial projections of the TCN Group and the then latest operating statistics projections for each Region and shall not include a representation or warranty as to the Agreed Base Case, and (iii) the representation and warranty in clause 9.1(l) shall for this purpose refer to the latest audited financial statements of the TCN Group delivered to the Agent under clause 10.1) shall be deemed to be repeated by each TCN Entity in respect of itself on and as of each Interest Payment Date and the date on which each Advance is made under this Agreement. Additionally, the Borrower shall be deemed to represent and warrant as at each such date in respect of the then latest audited and/or verified financial statements delivered to the Agent under clause 10.1(f) that (A) such financial statements have been prepared in accordance with GAAP which have been consistently applied (save as provided for in Clause 10.1(i)) and present fairly and accurately the financial position of the Borrower and the consolidated financial position of the TCN Group and the TeleWest Group respectively as at the dates to which such financial statements were made up and the results of the operations of the Borrower and the consolidated results of the operations of the TCN Group and the TeleWest Group respectively for the financial year ended on such date and that as at such date, neither the Borrower nor any member of the TCN Group nor the TeleWest Group had any significant liabilities (contingent or otherwise) which are not disclosed by, or reserved against in, such financial statements (or the notes thereto) and neither the TCN Group nor the TeleWest Group had any unrealised or anticipated losses and (B) there has been no adverse change in the financial position of the Borrower or the consolidated financial position of the TCN Group or the TeleWest Group from that set forth in the latest set of financial statements delivered pursuant to clause 10.1(f) and there has been no adverse change in the operations or business prospects of the Borrower or the TCN Group or the TeleWest Group from that set forth in such financial statements which, in either case, would or is reasonably likely to have a Material Financial Adverse Effect.

10.      POSITIVE COVENANTS

10.1     COVENANTS

         Each TCN Entity jointly and severally undertakes with each of the Banks, each of the Arrangers, the Security Trustee and the Agent that they will from the date of this Agreement and so long as any monies are owing under this Agreement or any part of the Commitments remains outstanding:

         (a)      Notice of Default, etc.

                  promptly inform the Agent of (i) any occurrence of which it becomes aware which would or is reasonably likely to have a Material Adverse Effect (ii) any Default and any potential breach of any of the undertakings set out in clause 12 forthwith upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing, (iii) any lapse, suspension or termination of or refusal by any person to renew or extend any Licence or Necessary Authorisation or any breach of any Licence or Necessary Authorisation where any such breach would or is reasonably likely to have a Material Adverse Effect, (iv) (to the extent known to any TCN Entity) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator where any such proceedings, investigations or actions would, if adversely determined, have a Material Adverse Effect (v) any application of which it becomes aware for any other licence or franchise agreement by means of cable television systems (including satellite master antennae television systems and multi-point microwave distribution systems) with respect to the territory covered by the Licences where any such application, if successful, would or is reasonably likely to have a Material Adverse Effect and (vi) any breach of any Telecommunications and Cable Laws by any member of the TCN Group which would or is reasonably likely to have a Material Adverse Effect.

         (b)      Consents and authorisations

                  obtain or cause to be obtained (i) every consent, authorisation, licence (other than a Licence or a renewal or extension thereof) or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts and (ii) every notarisation, filing, recording, registration or enrolment in any court or public office in the United Kingdom (in any such case) required by any TCN Entity or TeleWest to authorise the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and the Security Documents or the performance by any TCN Entity or TeleWest of their respective obligations under this Agreement and the Security Documents to which they are a party;

         (c)      Licences

                         (i) obtain or cause to be obtained every Licence and ensure that (A) where there are any Subscribers within the relevant TCN Franchise subscribing for services covered by a Licence, (1) such Licence is not revoked, cancelled, suspended, withdrawn, terminated, expires or otherwise ceases to be in full force and effect unless the same is, prior to or contemporaneously with such event, renewed or replaced and (2) none of the DTI, ITC, OFTEL nor any other relevant authority issues any notice in respect of any TCN Franchise informing any TCN Entity that it has or will (whether or not following the failure to satisfy certain conditions) revoke, cancel, suspend, withdraw, terminate or not permit the renewal of such Licence (whether or not such notice gives any TCN Entity a period within which to remedy the matter which gave rise to such notice) and (B) such Licence is not modified and no TCN Entity commits any breach of the terms or conditions thereof (including, without limitation, any failure to meet the milestones referred to therein) where any such modification, breach or failure would or is reasonably likely, in the opinion of the Agent, to have a Material Financial Adverse Effect;

                        (ii) apply to extend or renew each Licence no later than 12 months before the date on which the same is scheduled to expire and take all steps required by
                                    Telecommunications and Cable Laws and all other steps reasonably necessary to effect the extension or renewal of the same for a period extending at least 24 months after the scheduled final repayment date of the Tranche B Loan;

         (d)      Necessary Authorisations

                  obtain or cause to be obtained every Necessary Authorisation and ensure that (i) none of the Necessary Authorisations is revoked, cancelled, suspended, withdrawn, terminated, expires and is not renewed or otherwise ceases to be in full force and effect and (ii) no Necessary Authorisation is modified and no TCN Entity commits any breach of the terms or conditions of any Necessary Authorisation which, in the case of any of the actions or events referred to in either (i) or (ii), would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

         (e)      Business of the Borrower and the Charging Subsidiaries

                  in the case of the Charging Subsidiaries and Charging Partnerships, engage in the business of acting as the holder of shares and/or partnership interests in other TCN Entities and/or the business of constructing, installing, operating and utilising cable television and telecommunications systems in the TCN Franchises and in no other activities save for any directly related business reasonably considered to be financially beneficial to such business; in the case of the Borrower engage in the business of acting as the holding company of its Subsidiaries and Associated Partnerships (which shall include the raising of Permitted Borrowings and the onlending of such Borrowed Money to TCN Entities or to TeleWest in accordance with the provisions of this Agreement) and in no other activities;

         (f)      Financial statements

                  prepare financial statements of the Borrower and consolidated financial statements of the TeleWest Group and the TCN Group in accordance with GAAP and cause such financial statements to be reported on by their respective auditors and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 180 days after the end of the financial year to which they relate.

         (g)      Quarterly Management Accounts

                  in respect of each Quarterly Period, prepare unaudited consolidated Quarterly Management Accounts for the TCN Group and the TeleWest Group in each case containing information of the same type and to the same level of detail as in the format agreed with the Arrangers (including, without limitation, a profit and loss account, balance sheet, cash flow statement and, in relation to each Region, a summary of operating statistics in the agreed form and, in the case of the last Quarterly Period of each financial year, a profit and loss account, balance sheet and cash flow statement for that financial year in the agreed form) or omitting any such information or detail or containing such other information or to such other level of detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 30 days (in the case of the last Quarterly Period of each financial year, 50 days) after the Quarterly Period to which they relate;

         (h)      Monthly Management Accounts

                  in respect of each calendar month ending during the Revolving Period (and in respect of each calendar month after the end of the Revolving Period for which the Borrower so chooses), prepare unaudited consolidated Monthly Management Accounts for the TCN Group in each case containing information of the same type and to the same level of detail as in the format agreed with the Arrangers (including, without limitation, a profit and loss account, balance sheet and cash flow statement) or omitting any such information or detail or containing such other information or to such other level of detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 30 days (in the case of the last calendar month of each financial year 50 days) after the calendar month to which they relate;

         (i)      Change in basis of accounts

                  the Borrower shall ensure that all financial statements delivered under Clause 10.1(f) are prepared in accordance with GAAP and in accordance with the accounting principles and practices used in the preparation of the financial statements referred to in clause 9.1(h)(i) and the 1996 Budget (the "ORIGINAL BASIS") consistently applied in respect of each financial year unless to do so would be inconsistent with then current GAAP (the "NEW BASIS"). If the preparation of financial statements on the Original Basis is contrary to New Basis then the Borrower shall promptly notify the Agent in writing of the relevant change and (at the option of the Borrower) shall either (1) prepare and deliver to the Agent audited financial statements on both the Original Basis and the New Basis (or shall prepare and deliver financial statements on the New Basis only but shall also prepare and deliver an audited reconciliation statement (a "RECONCILIATION STATEMENT") showing those adjustments necessary in order to reconcile the financial statements produced on the New Basis to the Original Basis) or (2) request the Agent to enter into good faith negotiations for such amendment (if any) as are necessary to the covenants contained in Clause 12.1 and any other provisions of this Agreement affected by such change, in which event the Agent will enter into such negotiations for a period of not more than 28 days. If agreement is reached between the Borrower and the Agent (acting on the instructions of the Majority Banks) within such period as to the amendment of any such covenants or provisions, then the parties hereto will enter into such documentation and take such other steps as are required to put such amendments into effect following which the Borrower shall then be obliged to produce financial statements on the New Basis only. If no such agreement is reached then the Borrower shall be obliged to prepare and deliver financial statements on both the Original Basis and the New Basis (or shall prepare and deliver audited financial statements on the New Basis accompanied by a Reconciliation Statement).

                  Where the Borrower is under an obligation to deliver financial statements under clause 10.1(f) on both the Original Basis and the New Basis (or on the New Basis but accompanied by a Reconciliation Statement), Monthly Management Accounts and Quarterly Management Accounts shall also be delivered on both bases or on the New Basis but accompanied by a Reconciliation Statement.

                  All financial statements, Quarterly Management Accounts, Monthly Management Accounts and Reconciliation Statements delivered pursuant to this clause 10.1(i) shall be delivered within the relevant time period set out in clause 10.1.

                  The provisions of this clause 10.1(i) shall also apply, mutatis mutandis, to the preparation and delivery of the Annual Budget under clause 10.1(j)(a)(iii).

         (j)      Delivery of reports

                  deliver to the Agent, for distribution to the Banks (in the case of a Compliance Certificate issued by the auditors of the TCN Group) sufficient copies for all of the Banks or (in any other case):

                  (a) each of the following documents, in each case at the time of issue thereof or (in the case of the Compliance Certificates referred to in (ii) below) together with the financial statements prepared in respect of each financial year and Quarterly Management Accounts prepared in respect of each Quarterly Period pursuant to clause 10.1(g) in respect of the financial period to which such Compliance Certificate relates:

                           (i) every document issued by the Borrower to its shareholders (in their capacity as a shareholder) or issued by the Borrower or any of its Subsidiaries or Associated Partnerships to its creditors generally;

                           (ii) a Compliance Certificate stating that the Borrower and each other member of the TCN Group as at the last day of the financial period to which such financial statements or Quarterly Management Accounts relate were in compliance with the relevant covenants and undertakings in clause 12 (or if it was not in compliance indicating the extent of the breach);

                           (iii) an Annual Budget for each financial year for the TCN Group no later than 45 days after the beginning of such financial year; and

                           (iv) no later than 90 days after the end of each financial year, revised financial projections and revised projections for operating statistics in relation to the TCN Group containing information of the same type and to the same level of detail as the base case financial projections and operating statistics projections contained in the Agreed Base Case, such projections to extend to at least the earlier of (a) ten years from the end of such financial year and (b) 31 December 2007 and to contain details of the assumptions on the basis of which such projections have been prepared and an explanation of any discrepancies from the most recently delivered financial projections and projections for operating statistics delivered under this sub-paragraph (j)(iv) (or, in the case of the first such financial projections, from the base case financial projections or operating statistics projections (as the case may be) contained in the Agreed Base Case); and

                  (b) sufficient copies for all of the Banks of every document or announcement issued by TeleWest to its shareholders generally or made available by TeleWest to the public where any such document or announcement relates to the financial position or prospects of TeleWest;

         (k)      Financial Year End

                  maintain a financial year end of 31 December for each TCN Entity;

         (l)      Authorised Officers

                  ensure that any new or replacement Authorised Officer has provided the Agent with evidence satisfactory to it of such new officer(s)' authority and a specimen of his or their signature(s) prior to signing any Compliance Certificates, Drawdown Notices, Rollover Notices, Conversion Notices or any other notices, requests or confirmations referred to in this Agreement or relating to the facility granted pursuant to this Agreement;

         (m)      Auditors

                  ensure that KPMG Peat Marwick is appointed as auditors of each TCN Entity and not change such appointment without appointing a major firm of recognised international standing and repute;

         (n)      Provision of Further Information

                  notify the Agent of any change to the business of any TCN Entity where due to such change such business would thereafter be carried on in a different Region providing details of such change as soon as practicable after making such change and provide the Agent with a copy of (i) each Principal Agreement entered into after the date of this Agreement and (ii) any material report, notice or other communication relating to the Licences, the Necessary Authorisations and such financial and other information concerning each TCN Entity and their respective affairs as the Agent or any Bank (acting through the Agent) may from time to time reasonably require;

         (o)      Insurance

                  maintain insurance cover in accordance with the terms and conditions of the Security Documents and ensure that such insurance cover is governed by English law;

         (p)      Inspection

                  permit representatives of the Agent or any of the Banks upon three Banking Days' prior written notice to the Borrower and after having made arrangements with the Borrower so to do to
                  (a) visit and inspect the properties of any TCN Entity during normal business hours, (b) inspect and make extracts from and copies of its books and records and (c) discuss with its principal officers and auditors, its business, assets, liabilities, financial position, results of operations and business prospects;

         (q)      Notification of Environmental Claim and Expenditure

                  promptly on becoming aware of it inform the Agent of any Environmental Claim which has been made or threatened against any member of the TCN Group or any occupier of any property owned or leased by any member of the TCN Group or any requirement by any Environmental Licence or applicable Environmental Laws for any member of the TCN Group to make any investment or incur any expenditure in excess of (pound)500,000 in aggregate in any calendar year or to take or desist from taking any action which would or is reasonably likely, if substantiated, to have a Material Financial Adverse Effect;

         (r)      Delivery of Environmental Licences and other information

                  promptly on receipt provide the Agent with copies of all material Environmental Licences and the terms and conditions thereof and any material amendments thereto;

         (s)      Compliance with laws and regulations

                  comply with the terms and conditions of all laws (other than Telecommunications and Cable Laws, the Licences and the Necessary Authorisations including any milestone requirements in respect thereof), regulations, agreements, licences and concessions including, without limitation, all Environmental Laws and all Environmental Licences if the failure to comply therewith, would or is reasonably likely, in the opinion of the Agent, to have a Material Financial Adverse Effect;

         (t)      Relevant Substance

                  notify the Agent forthwith upon becoming aware of any Relevant Substance at or brought on to any property owned, leased or occupied by any member of the TCN Group which is likely to give rise to an Environmental Claim which would or is reasonably likely to have a Material Financial Adverse Effect and take or procure the taking of all necessary action to deal with, remedy or remove from such property or prevent the incursion of (as the case may be) that Relevant Substance in order to prevent such an Environmental Claim and in a manner that complies with all requirements of Environmental Law;

         (u)      Taxes

                  file or cause to be filed all tax returns required to be filed in all jurisdictions in which it is situated or carries on business or is otherwise subject to Taxation and will pay all Taxes shown to be due and payable on such returns or any assessments made against it within the period stipulated for such payment (other than those being contested in good faith and where such payment may be lawfully withheld);

         (v)      Cost capitalisation policy

                  maintain a cost capitalisation policy consistent with the cost capitalisation policy used in the preparation of the financial statements referred to in clause 9.1(h)(i) or such other cost capitalisation policy as may be approved by the auditors and the Agent (acting on the instructions of the Majority Banks) from time to time;

         (w)      Use of Proceeds

                  ensure that the Borrower uses the Loan exclusively for the purposes specified in clause 1.1;

         (x)      New TCN Entities

                  it will and will procure that each Subsidiary or Associated Partnership that is or becomes a member of the TCN Group (other than an Immaterial Group Entity unless such Immaterial Group Entity no longer complies with the definition of Immaterial Group Entity) and which is not already a party to this Agreement promptly upon such Subsidiary or Associated Partnership becoming a member of the TCN Group, executes and delivers a Supplemental Deed and provides the Agent with such evidence as it may reasonably request as to the power and authority of such party to enter into such Supplemental Deed and that such Supplemental Deed constitutes (subject to any qualifications contained in any legal opinions delivered in connection therewith and reasonably acceptable to the Majority Banks and for this purpose any statement contained in the qualification to any such legal opinion that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter) valid and legally binding obligations of such party enforceable in accordance with its terms. The parties hereto agree that upon the execution and delivery of such Supplemental Deed by all parties thereto such Subsidiary or Associated Partnership shall become a party to this Agreement as a TCN Entity and a party to each relevant Security Document as a chargor;

         (y)      Maintain Operating Capacity

                  ensure that the TCN Group will maintain:

                         (i) managerial, subscriber and technical services from time to time sufficient, in the reasonable opinion of the Borrower to meet the projected demand from Subscribers for cable television and telephony services at that time; and

                        (ii) switch capacity from time to time sufficient, based on the projections most recently delivered under Clause 10.1(j)(a)(iv) (or, if none, the projections contained in the Agreed Base Case), to meet the projected demand from Subscribers for cable telephony services at that time;

         (z)      Reimbursement Agreement

                  comply with their respective obligations under the Reimbursement Agreement and not assign or transfer all or any part of their respective rights and/or obligations under the Reimbursement Agreement or amend, vary or waive all or any of the provisions of the Reimbursement Agreement; and

         (aa)     Agreed Hedging Programme

                  as from the first Drawdown Date, maintain interest rate hedging with a Bank in accordance with the following principles:

                         (i) Fixed Rate (not including the Margin): In respect of hedging outstandings at any time, no more than 2% over the swap yield curve for the relevant time at the date of entry into the hedging instrument first entered into in respect of outstandings at such future date;

                         (ii)       Period: Minimum of 3 years hence at any
                                    time;

                         (iii) Notional Principal Amount: At any time no less than 50% of the forecasted amount of the Loan from time to time outstanding over the following 3 year period as set out in the Agreed Base Case.

11.      NEGATIVE COVENANTS

11.1     COVENANTS

Each TCN Entity jointly and severally undertakes with each of the Banks, each of the Arrangers, the Security Trustee and the Agent from the date of this Agreement and so long as any monies are owing under this Agreement or any of the Commitments remain outstanding that, without the prior written consent of the Agent acting on the instructions of the Majority Banks:

         (a)      Negative Pledge

                  they will not permit any Encumbrance (other than Permitted Encumbrances) by any member of the TCN Group to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness of any member of the TCN Group or any other person;

         (b)      No Merger

                  they will procure that no member of the TCN Group merges or consolidates with any other company or person;

         (c)      Disposals

                  they will procure that no TCN Entity sells, transfers, leases, lends or otherwise disposes of or ceases to exercise control over the whole or any part of their present or future undertakings, assets, rights or revenues whether by one or a series of transactions related or not other than Permitted Disposals, provided that in the case of any Permitted Intra-TCN Group Transaction which involves any asset of any nature being transferred by any means whatsoever (directly or indirectly) by the Borrower, an Original Charging Subsidiary or an Original Charging Partnership to another TCN Entity (not being the Borrower, an Original Charging Subsidiary or an Original Charging Partnership), the relevant transfer must be made expressly subject to the security interests granted under the Security Documents;

         (d)      Borrowed Money

                  they will procure that no member of the TCN Group creates, assumes, incurs or otherwise permits to be outstanding any Borrowed Money other than Permitted Borrowings;

         (e)      Guarantees

                  they will procure that no member of the TCN Group incurs any obligations or assumes any liability under any guarantee other than Permitted Guarantees;

         (f)      Issue of Shares

                  neither the Borrower nor any other member of the TCN Group issues any shares of any class provided that the Borrower may issue shares to TeleWest and any member of the Group may issue shares to any TCN Entity provided that such shares are charged in favour of the Security Trustee pursuant to the terms of a Security Document and there is delivered at the same time to the Security Trustee the relevant share certificates and blank stock transfer forms in respect thereof;

         (g)      Investments

                  they will procure that no member of the TCN Group (i) makes any loan or advance to, or enters into any transaction having the effect of lending money with, any person or otherwise acquires for a consideration any document evidencing Indebtedness, capital stock or other securities of any person or (ii) acquires all or any substantial part of the assets, property or business of any other person or any assets that constitute a division or operating unit of the business of any other person or creates or acquires any Subsidiary or Associated Partnership other than in the case of any of (i) and (ii) above, Permitted Investments;

         (h)      Capital Expenditure

                  they will procure that no member of the TCN Group incurs any capital expenditure other than (a) in relation to the business of constructing, installing, operating and utilising cable television and telecommunications systems in the area permitted by the Licences or any directly related business reasonably considered to be financially beneficial thereto or
                  (b) in Permitted Investments provided that no capital expenditure may be incurred or Permitted Investment made in relation to TeleWest (Worcester) Limited (No. 0247098) until such time as licences are issued to such Company pursuant to both the Broadcasting Act 1990 and the Telecommunications Act 1984 in relation to a cable television and telecommunications system;

         (i)      Swaps and Hedging

                  they will procure that no member of the TCN Group enters into any interest rate or currency swaps or other hedging arrangements other than in the case of a TCN Entity (i) directly relating to the risk management of any Borrowed Money permitted to subsist by the terms of this Agreement or (ii) forward foreign exchange contracts entered into in the normal course of business in relation to future liabilities of such TCN Entity incurred in relation to the construction, maintenance or operation of the Cable Systems up to an aggregate notional principal amount at any time outstanding of (in respect of all such contracts entered into by TCN Entities) (pound)80,000,000, for a period not in excess of 15 months and having an average life not in excess of nine months;

         (j)      Change of Business

                  they will procure that the TCN Group (taken as a whole) does not change the nature of the business carried on by it in any material respect from that carried on at the date of this Agreement and that no TCN Entity ceases to carry on a business where any such cessation would or is reasonably likely to have a Material Adverse Effect;

         (k)      Memoranda and Articles of Association; Partnership Agreements

                  the Borrower will not, and will procure that no Charging Subsidiary amends its Memorandum or Articles of Association in any way which would restrict the ability of the Security Trustee to exercise its rights under the Security Documents in respect of the shares in such company and no Charging Partnership will amend its partnership agreement in any way which would restrict or impair the ability of the Security Trustee to exercise its rights under the Pledge and Security Agreements in respect of the partnership interests in such partnership or otherwise as may be limited or prohibited under the Pledge and Security Arrangements;

         (l)      Restricted Payments

                  they will procure that no member of the TCN Group makes any Restricted Payment other than Permitted Payments;

         (m)      Services to Restricted Persons, TCI and US WEST

                  they will procure that no TCN Entity enters into any contractual or other arrangements with a Restricted Person or any of the Ultimate Shareholders or any of their Subsidiaries or Associated Partnerships other than on bona fide arms length commercial terms in the ordinary course of trading;

         (n)      Liabilities of Restricted Persons

                  they will procure that no Restricted Person has outstanding any liabilities to any TCN Entity which, when aggregated with the liabilities of that Restricted Person to each other TCN Entity and of each other Restricted Person to each TCN Entity, exceeds (pound)100,000.

                  In this clause 11.1(n) "LIABILITIES" of a Restricted Person to a TCN Entity shall mean liabilities incurred after the date hereof and shall include, without limitation, (i) any liabilities of that TCN Entity to a third party entered into on behalf of that Restricted

                  Person and (ii) any payments made by that TCN Entity on behalf of that Restricted Person, in either case where such liabilities or payments have not been discharged or reimbursed but shall exclude any liabilities of a Restricted Person to a TCN Entity which are a Permitted Investment by that TCN Entity in that Restricted Person; and

         (o)      No Carrying on Business in United States

                  None of the TCN Entities (i) shall employ any employees in the State of Colorado or elsewhere in the United States and (ii) shall carry on any business or maintain its principal places of business, books and records and the property subject to the Security Documents in the United States. Control and management of each of the TCN Entities shall take place outside the United States of America.

12.      FINANCIAL COVENANTS

12.1     COVENANTS

Each TCN Entity jointly and severally undertakes with each of the Banks, the Arrangers, the Security Trustee and the Agent:

         (a)      Minimum Consolidated TCN Group Net Operating Cash Flow

                  to ensure that from (and including) the date hereof to (but excluding) the second consecutive Quarter Day (as shown in the relevant Compliance Certificates) upon which Total TCN Group Debt is equal to or less than five times Consolidated Annualised TCN Group Net Operating Cash Flow (i) on each Quarter Day as shown in the relevant Compliance Certificate and (ii) on the last day of each financial year as shown in the relevant Compliance Certificate, the amount of Consolidated TCN Group Net Operating Cash Flow for the preceding Six Month Period shall not be less than (1) in respect of any Quarter Day falling during 1996, 75%, and (2) in respect of any Quarter Day falling thereafter, 80%, in each case of the projected Consolidated TCN Group Net Operating Cash Flow for such Six Month Period as set out in the Agreed Base Case.

         (b) Tranche B Loan/Consolidated Annualised TCN Group Net Operating Cash Flow

                  to ensure that (i) on each Quarter Day falling within the period set out in column (1) below and (ii) on the last day of each financial year falling within the period set out in column (1) below the ratio of the Tranche B Loan to Consolidated Annualised TCN Group Net Operating Cash Flow calculated by reference to the Six Month Period ending on such day (as shown in the relevant Compliance Certificate) shall not exceed the number set out against such period in column
                  (2) below

(1)                                                       (2)
PERIOD                                                    RATIO

from 1 July 1996 to (and including) 31                    6.5
December, 1998

from 1 January 1999 to (and including) 30                 6.0
June, 1999

from 1 July 1999 to (and including) 31                    5.0
December, 1999

from 1 January 2000 to (and including) 31                 4.0
December 2000

thereafter                                                3.5


         (c)      Facility Debt Interest Cover

                  to ensure that (i) on each Quarter Day falling within the period set out in column (1) below and (ii) on the last day of each financial year falling within the period set out in column (1) below the ratio of Consolidated TCN Group Net Operating Cash Flow in respect of the Six Month Period ending on such day to Facility Debt Interest Charges for such Six Month Period shall not be less than the number set out against such period in column (2) below


(1)                                                       (2)
PERIOD                                                    RATIO

from 1 January 1997 to (and including) 31                 1.20:1
December 1997

from 1 January 1998 to (and including) 31                 1.50:1
December 1998

from 1 January 1999 to (and including) 31                 2.00:1
December 1999

from 1 January 2000 to (and including) 30                 2.50:1
June 2000

from 1 July 2000 to (and including) 31                    3.00:1
December 2000

from 1 January 2001 onwards                               4.00:1





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

         (d)      TCN Group Debt Interest Cover

                  to ensure that (i) on each Quarter Day falling within the period set out in column (1) below and (ii) on the last day of each financial year falling within the period set out in column (1) below the ratio of Consolidated TCN Group Net Operating Cash Flow in respect of the Six Month Period ending on such day to Total TCN Group Cash Paying Debt Interest Charges during such Six Month Period shall not be less than the number set out against such period in column (2) below


(1)                                                       (2)
PERIOD                                                    RATIO

from 1 January 1998 to (and including) 31                 1.00:1
December 1998

from 1 January 1999 to (and including) 31                 1.50:1
December 1999

from 1 January 2000 to (and including) 31                 1.75:1
December 2001

from 1 January 2002 to (and including) 31                 2.00:1
December 2002

from 1 January 2003 onwards                               3.00:1


         (e)      TeleWest Group Debt Interest Cover

                  to ensure that (i) on each Quarter Day falling within the period set out in column (1) below and (ii) on the last day of each financial year falling within the period set out in column (1) below the ratio of Consolidated TeleWest Group Net Operating Cash Flow in respect of the Six Month Period ending on such day to Total TeleWest Group Cash Paying Debt Interest Charges during such Six Month Period shall not be less than the number set out against such period in column (2) below


(1)                                                       (2)
PERIOD                                                    RATIO

from 1 January 1998 to (and including) 31                 1.00:1
December 1998

from 1 January 1999 to (and including) 31                 1.25:1
December 1999

from 1 January 2000 onwards                               1.50:1





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

         (f)      Pro-Forma Total TeleWest Group Debt Service Cover

                  to ensure that (i) on each Quarter Day falling after 1 January 1999 and (ii) on the last day of each financial year falling within the period commencing 1 January 1999 the ratio of Consolidated Annualised TeleWest Group Net Operating Cash Flow calculated by reference to the Six Month Period ending on such day to Proforma Total TeleWest Group Debt Service (as shown in the relevant Compliance Certificate) shall not be less than 1.20:1.

         (g)      Pro-forma Total TCN Group Debt Service Cover

                  to ensure that (i) on each Quarter Day falling within the period set out in column (1) below and (ii) on the last day of each financial year falling within the period set out in column (1) below, the ratio of Consolidated Annualised TCN Group Net Operating Cash Flow calculated by reference to the Six Month Period ending on such day to Proforma Total TCN Group Debt Service (as shown in the relevant Compliance Certificate) shall not be less than the number set out against such period in column (2) below:


(1)                                                 (2)
PERIOD                                              RATIO

from 1 April 2000 up to (and including)             1.20:1
31 December 2001

from 1 January 2002 to (and including)              1.25:1
31 December 2002

from 1 January 2003 onwards                         1.50:1


12.2     AUDITORS CERTIFICATE

If at any time the Majority Banks do not consider (acting reasonably) that any figure set out in any Compliance Certificate issued by any Authorised Officer is correct, they shall be entitled within 30 days of the date of the delivery of such Compliance Certificate to the Agent pursuant to clause 10.1 to call for a certificate from the Borrower's auditors as to such figure. For such purposes the Borrower's auditors shall act as independent experts and not as arbiters and every such certificate shall be addressed to the Agent (on behalf of the Banks) and be at the expense of the Borrower. The Majority Banks may only call for one such certificate in any calendar year. If the Majority Banks call for such a certificate all calculations under this Agreement by reference to the relevant figure shall (i) until the Borrower's auditors deliver the relevant certificate under this clause 12.2 be made by reference to the figure set out in the relevant Compliance Certificate delivered to the Agent under this Agreement and
(ii) following the delivery by the Borrower's auditors of a certificate under this clause 12.2 be made by reference to such certificate and the Borrower undertakes forthwith to take all



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

action, including, without limitation, the prepayment of all or part of the Loan so as to procure that all action taken on the basis of the relevant Compliance Certificate which on the basis of such auditors certificate would not have been permitted is reversed.

13.      EVENTS OF DEFAULT

13.1     EVENTS OF DEFAULT

Each of the following events and circumstances is an Event of Default (whether or not caused by any reason outside the control of any TCN Entity):

         (a)      Non-payment

                  (i) any principal amount due and payable under this Agreement is not paid on the due date or (ii) an amount of interest due and payable under this Agreement is not paid within 3 Banking Days of the due date or (iii) any other sum due and payable under this Agreement is not paid within 5 Banking Days of the due date, and, in each such case, in the manner stipulated in this Agreement; or

         (b)      Breach of certain obligations

                  (i) any TCN Entity or TeleWest commits any breach of the undertakings contained in clauses 10.1(a), (c)(i)(A) and (B), (e) and (k), 11.1(a), (b), (c), (f), (g),
                           (h), (i), (j), (k) and (l), and 12.1; or

                  (ii) any TCN Entity commits any breach of the undertakings contained in clauses 11.1(d) and (e) and, in respect of any such breach where the principal amount of the relevant Borrowed Money or guarantee does not exceed (pound)1,000,000, such breach is not remedied within five Banking Days of such breach; or

         (c)      Breach of other obligations

                  any TCN Entity or TeleWest commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by them under this Agreement (other than failure to pay any sum when due or any breach of the undertakings referred to in (b)) above or any of the Security Documents and, in respect of any such breach or omission which in the opinion of the Majority Banks is capable of remedy, such remedial action as the Majority Banks shall require is not carried out within 28 days of the Agent notifying the Borrower of such default and of such remedial action; or




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


         (d)      Misrepresentation

                  any representation or warranty made or deemed to be made or repeated by or in respect of any TCN Entity or TeleWest in or pursuant to this Agreement or the Security Documents or in any notice, certificate or statement referred to in or delivered under this Agreement or the Security Documents is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated; or

         (e)      Challenge to security

                  any Security Document is not or ceases to be effective (unless by reason of the Banks' or the Security Trustee's failure to file any required UCC Statements in the United States) or any TCN Entity or TeleWest shall in any way challenge, or any proceedings shall in any way be brought to challenge (and in the case of a proceeding brought by someone other than any TCN Entity or TeleWest shall continue unstayed for 30 days) the prior status of the charges created by the Security Documents or the validity or enforceability of the Security Documents Provided that the creation or existence of the Permitted Encumbrances shall not be deemed to be a challenge to the prior status of such charges for the purposes of this clause 13.1(e); or

         (f)      Cross-default

                  (i) Borrowed Money of any member of the TCN Group or TeleWest (which, in aggregate and including for these purposes any Borrowed Money referred to in clause 13.1(f)(ii) below, exceeds (pound)7,500,000) is not paid when due (or within any applicable grace period expressly contained in the agreement relating to such Borrowed Money in its original terms) or becomes due or (ii) any creditor of any member of the TCN Group, or TeleWest becomes entitled to declare any such Borrowed Money in excess of (pound)7,500,000 (in aggregate) due and payable prior to the date when it would otherwise have become due; or

         (g)      Hedging Default

                  an event entitling the relevant counterparty to terminate any arrangements in relation to interest rate hedging permitted pursuant to clause 11.1(i) or any other interest rate or currency swap or other hedging arrangements entered into by any member of the TCN Group occurs and the aggregate notional principal amounts of the swaps or other hedging arrangements entitled to be so terminated exceeds (pound)25,000,000; or




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


         (h)      Appointment of receivers and managers

                  (i) any administrative or other receiver is appointed of any member of the TCN Group (other than an Immaterial Group Entity), or TeleWest or any part of their respective assets and/or undertakings or (ii) any other legal proceedings are taken which are not irrevocably discharged or withdrawn within 28 days of the commencement thereof to enforce any Encumbrance over all or any part of the assets of any member of the TCN Group or TeleWest; or

         (i)      Insolvency

                  any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest is deemed unable to pay its debts within the meaning of sections 123(1)(e) or (2) of the Insolvency Act 1986 or any member of the TCN Group, (other than an Immaterial Group Entity) or TeleWest otherwise becomes insolvent or stops or suspends making payments (whether of principal or interest) with respect to all or any class of its debts or is unable or announces an intention so to do or admits inability to pay its debts as they fall due; or

         (j)      Legal process

                  any judgment or order made against any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest is not stayed or complied with within 28 days or a creditor attaches or takes possession of, or a distress, execution, sequestration, diligence (other than on the dependence of an action) or other process is levied or enforced upon or sued out against, any material part of the undertaking, assets, rights or revenues of any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest and is not discharged within 28 days; or

         (k)      Compositions

                  any steps are taken or negotiations commenced, by any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest or by their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such company and any group or class of its creditors generally; or

         (l)      Winding-up

                  (i) any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest takes any action or any legal proceedings are started (not being action or proceedings which can be demonstrated to the satisfaction of the Agent by providing an opinion of a leading firm of London solicitors to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which such person has a good defence and which is being vigorously contested by such body) for any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest to be adjudicated or found bankrupt or insolvent (other than for the purpose of an amalgamation or reconstruction previously approved in writing by the Agent acting on the instructions of the Majority Banks) or (ii) an order is made or resolution passed for the winding-up of any other member of the TCN Group (other than an Immaterial Group Entity) or TeleWest or a notice is issued convening a meeting for the purpose of passing any such resolution; or

         (m)      Administration

                  any petition is presented or other step is taken for the purpose of the appointment of an administrator of any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest or an administration order is made in relation to any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest; or

         (n)      Analogous proceedings

                  there occurs, in relation to any member of the TCN Group (other than an Immaterial Group Entity) or TeleWest in any country or territory in which any of them carries on business or to the jurisdiction of which courts any part of their respective assets is subject, any event which, in the reasonable opinion of the Agent, appears in that country or territory to correspond with, or have an effect equivalent or similar to, any of those mentioned in clauses 13.1(h) to (m) inclusive or any member of the TCN Group or TeleWest (subject always to equivalent grace periods and de minimis amounts as are referred to in such clauses being exceeded) otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

         (o)      Change of control of TeleWest

                  at any time prior to the second consecutive Quarter Day in respect of which the relevant Compliance Certificates demonstrate that each of the ratios of (A) Total TCN Group Debt to Consolidated Annualised TCN Group Net Operating Cash Flow and (B) Total TeleWest Group Debt to Consolidated Annualised TeleWest Group Net Operating Cash Flow is less than or equal to 3.0 times, either:

                  (i) TCI and US WEST (directly or indirectly) cease to hold at least (1) if TCI or US WEST have at any time disposed of any of their voting or economic interest in TeleWest Group to any third party (not being TCI, US WEST or any entity controlled, directly or indirectly, by either of them or by both of them together) 40 per cent. or (2) otherwise, 30 per cent. of the voting and economic interest in TeleWest; or

                  (ii) any person or persons acting together in concert (other than, for these purposes, TCI, US WEST, SBC and/or Cox and/or any entities controlled, directly or indirectly, by any of them or by any two or more of them together or which controls any one or more of them) acquire either (1) a greater voting or economic interest in TeleWest than TCI and US WEST (together, and directly or indirectly) or (2) 40 per cent. of the voting and economic interest in TeleWest.

                  For these purposes persons "acting together in concert" means persons who pursuant to an agreement or understanding (whether formal or informal) actively co-operate together with a view to acquiring all or any part of the voting and economic interest in TeleWest and those persons who are presumed to be acting in concert for the purposes of the City Code on Take-overs and Mergers shall also be deemed to be acting in concert for these purposes; or

         (p) Change of control of the Borrower or any Charging Subsidiary or Charging Partnerships

                         (i) any Charging Subsidiary (other than an Immaterial Group Entity and United Artists Communications (London South) Limited) ceases to be a wholly owned and controlled Subsidiary of the Borrower or any Charging Partnership ceases to have as its sole partners members of the TCN Group; or

                         (ii) the Borrower ceases to be a wholly owned Subsidiary of TeleWest; or

         (q)      Principal Agreements

                         (i) any Principal Agreement is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect unless services of a similar nature to those provided pursuant to such Principal Agreement are at all times provided to the TCN Group on similar commercial terms or on terms no less beneficial to the relevant member of the TCN Group save where any such services are provided on more onerous terms to the relevant member of the TCN Group due to the mandatory requirements of OFTEL, the Office of Fair Trading, the Department of Trade and Industry, the European Commission or any other regulatory body and any such termination, suspension, revocation, cancellation or cessation would have a Material Financial Adverse Effect; or

                         (ii) any alteration or variation is made to any term of any Principal Agreement which would have a Material Financial Adverse Effect; or



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

                         (iii) any party breaches any term of or repudiates any of its obligations under any of the Principal Agreements where such breach or repudiation would have a Material Financial Adverse Effect; or

         (r)      Unlawfulness

                  it becomes unlawful at any time for the Borrower, any TCN Entity or TeleWest to perform any of their respective material (in the opinion of the Majority Banks) obligations under this Agreement or the Security Documents or any of the material (in the opinion of the Majority Banks) obligations of any TCN Entity or TeleWest under this Agreement and the Security Documents becomes unenforceable in any way or there ceases to be a first priority charge over the relevant property or assets of the Borrower, any TCN Entity or TeleWest as intended and created by the Security Documents save for Permitted Encumbrances; or

         (s)      Environmental matters

                  as a result of any Environmental Law: (a) the Agent, any of the Arrangers, the Security Trustee or any of the Banks becomes, in the opinion of the Agent, subject to a material obligation (actual or contingent, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) in relation to any Relevant Substance on or from any property, owned, occupied or leased by any member of the TCN Group or TeleWest; or (b) the rights and claims of the Agent, any of the Arrangers, the Security Trustee, or any of the Banks under this Agreement or any of the Security Documents become subordinated to the claims and rights of any competent agency of the United Kingdom or the European Community; or

         (t)      Telecommunications and Cable Laws

                  any TCN Entity fails to comply with any term or condition of any Telecommunications and Cable Law where such non-compliance would or is reasonably likely to have a Material Adverse Effect, in the opinion of the Agent,; or

         (u)      Repudiation

                  any TCN Entity or TeleWest repudiates this Agreement or any Security Document to which it is a party or does or causes or permits to be done any act or thing evidencing an intention to repudiate this Agreement or any such Security Document; or

         (v)      Seizure

                  all or a material part of the undertakings, assets, rights or revenues of or shares or other ownership interests in the TCN Group (taken as a whole) or TeleWest are



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









                  seized, nationalised, expropriated or compulsorily acquired by or under the authority of any government; or

         (w)      Material events

                  any other event occurs or circumstances arise which in the opinion of the Agent acting on the instructions of the Majority Banks is likely materially adversely to affect the ability of the TCN Group (taken as a whole) to fulfil all or any of its obligations under this Agreement or any Security Document.

13.2     ACCELERATION

(A) If at any time or during any period, (i) TeleWest or any member of the TCN Group (other than an Immaterial Group Entity) shall reside or have a domicile, a place of business or a property in the United States (to the extent that such residence, domicile, place of business or property is sufficient for a person to become a "debtor" under section 109(a) of the U.S. Federal Bankruptcy Code) and (ii) an Event of Default specified in clauses 13.1(h) to (n) shall have occurred and be continuing in respect of TeleWest or any such member of the TCN Group, as applicable, in furtherance of which Event of Default an order for relief with respect to TeleWest or such member of the TCN Group, as applicable, shall actually be (or shall be deemed to have been) entered under the U.S. Federal Bankruptcy Code, then the obligation of each Bank to make its Commitment available shall be automatically terminated and the Loan and all interest and commitment commission accrued and all other sums payable under this Agreement immediately shall become due and payable.

(B) At any time after the happening of any Event of Default (other than in the circumstances set out in sub-clause (A) above), so long as the same is continuing, the Agent may, and if so requested by the Majority Banks shall, without prejudice to any other rights of the Banks, by notice to the Borrower declare that:

         (a) the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Commitments shall be reduced to zero forthwith; and/or

         (b) the Loan and all interest and commitment commission accrued and all other sums payable under this Agreement have become due and payable, whereupon the same shall, immediately, or on demand or otherwise in accordance with the terms of such notice, become due and payable; and/or

         (c) it and/or the Security Trustee shall exercise any of the rights granted to the Agent, the Security Trustee or the Banks under the Security Documents.




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

13.3     ON DEMAND BASIS

If, pursuant to clause 13.2(B)(b), the Agent declares the Loan to be due and payable on demand then, at any time thereafter, the Agent may (and, if so instructed by the Majority Banks, shall) by written notice to the Borrower: (a) call for repayment of the Loan on such date as may be specified in such notice whereupon the Loan shall become due and payable on the date so specified together with all interest and commitment commission accrued and all other sums payable under this Agreement or (b) withdraw such declaration with effect from the date specified in such notice.

14.      INDEMNITIES

14.1     MISCELLANEOUS INDEMNITIES

The Borrower shall on demand indemnify each Bank, each Arranger, the Security Trustee and the Agent, without prejudice to any of their other rights under this Agreement, against any loss (including in the case of (a) or (b) below loss of Margin) or expense which such Bank, such Arranger, the Security Trustee or the Agent shall certify as sustained or incurred by it as a consequence of:

         (a) any default in payment by the Borrower of any sum under this Agreement when due;

         (b)      the occurrence of any other Event of Default;

         (c) any repayment or prepayment of the Loan or part thereof being made under clause 6 or 15.1 otherwise than on the last day of an Interest Period relating to the part of the Loan repaid or prepaid; or

         (d) any Advance not being made for any reason (excluding any default by the Agent or any Bank) after a Drawdown Notice has been given,

including, but not limited to, any loss or expense sustained or incurred by such Bank in maintaining or funding its Contribution or any part thereof or in liquidating or re-employing deposits from third parties acquired or contracted for to fund its Contribution or any part thereof or any other amount owing to such Bank.

14.2     CURRENCY INDEMNITY

If any sum due from the Borrower under this Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable under this Agreement or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Borrower, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Agreement, the Borrower agrees to indemnify and hold harmless the Agent, each Arranger, the Security Trustee, and each Bank from and against any loss suffered as a



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


result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Agent, such Arranger, the Security Trustee or such Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from the Borrower under this clause 14.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement and the term "RATE OF EXCHANGE" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

14.3     ENVIRONMENTAL INDEMNITY

The Borrower agrees to indemnify on demand each Bank, each Arranger, the Security Trustee and the Agent, and their respective officers, employees, agents and delegates (together the "INDEMNIFIED PARTIES") in respect of which each Bank, each Arranger, the Security Trustee and the Agent holds this indemnity on trust, without prejudice to any of their other rights under this Agreement, against any loss, liability, action, claim, demand, cost, expense, fine or other outgoing whatsoever whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which the relevant Indemnified Party shall certify as sustained or incurred by it at any time as a consequence of, or relating to, or arising directly or indirectly out of, an Environmental Claims made or asserted against such Indemnified Party which would not have arisen if this Agreement had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party.

15.      UNLAWFULNESS AND INCREASED COSTS;  MITIGATION

15.1     UNLAWFULNESS

If it is or becomes contrary to any law or regulation for any Bank to contribute to Advances or to maintain its Commitment or fund or maintain its Contribution, such Bank shall promptly, through the Agent, notify the Borrower whereupon (a) such Bank's Commitment shall be reduced to zero and (b) the Borrower shall be obliged to prepay the Contribution of such Bank on the earlier of (i) the date falling 30 days after the date of receipt by the Borrower of the relevant notice pursuant to this clause or (ii) the latest date permitted by the relevant law or regulation. Without prejudice to the reduction of such Bank's Commitment to zero or the obligations of the Borrower to make such repayment, the Borrower, the Agent and such Bank shall negotiate for a period not exceeding 14 days with a view to such Bank making available its Commitment and/or funding or maintaining its Contribution in whole or in part in a manner which is not unlawful.

15.2     INCREASED COSTS

If the result of any change in, or in the interpretation or application of, or the introduction of, any law or regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Bank or, as the case may be, its holding company habitually



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

complies) including, without limitation, those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits is to:

         (a) subject any Bank to Taxes or change the basis of Taxation of any Bank with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income, profits or gains of such Bank imposed in the jurisdiction in which its principal or lending office under this Agreement is located and other than Taxes currently payable by such Bank on amounts received by it under this Agreement but only to the extent so payable at the date hereof); and/or

         (b) increase the cost to, or impose an additional cost on, any Bank or its holding company in making or keeping available all or part of such Bank's Commitment or maintaining or funding such Bank's Contribution; and/or

         (c) reduce the amount payable or the effective return to any Bank under this Agreement; and/or

         (d) reduce any Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Bank's obligations under this Agreement; and/or

         (e) require any Bank or its holding company to make any additional payment or forego (to a greater extent than at the date hereof) a return calculated by reference to or on any amount received or receivable by such Bank under this Agreement; and/or

         (f) require any Bank or its holding company to incur or sustain a loss (including a loss of future potential profits) additional to that incurred or sustained at the date hereof by reason of being obliged to deduct a greater part of such Bank's Commitment or Contribution from its capital for regulatory purposes, than is required to be deducted at the date hereof then and in each such case (but subject to clauses 15.3 and 15.4):

                (i) such Bank shall notify the Borrower through the Agent in writing of such event promptly upon its becoming aware of the same; and

               (ii) the Borrower agrees to pay on demand, made at any time, whether or not such Bank's Contribution has been repaid, to the Agent for the account of such Bank the amount which such Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Bank or its holding company regards as confidential) is required to compensate such Bank and/or (if and to the extent that, such holding company has passed the cost of the same on to such Bank) its holding company for such



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                           liability  to Taxes, increased or additional cost,
                           reduction, payment or foregone return.

15.3     EXCEPTIONS

Nothing in this clause shall entitle any Bank to compensation for any such increased cost, reduction, payment or foregone return (a) to the extent that the same is taken into account in calculating the Additional Cost or (b) to the extent that the same is the subject of an additional payment under clause 8.7.

15.4     FURTHER EXCEPTION

Nothing in this clause shall entitle any Bank to compensation for any such increased cost, reduction, payment or foregone return which arises as a consequence of any law or regulation implementing the proposals as currently drafted for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988.

15.5     MITIGATION

If, in respect of any Bank, circumstances arise which would, or would upon the giving of notice, result in:

         (a) the Borrower being required to make an increased payment to such Bank pursuant to clause 8.7;

         (b) the reduction of such Bank's Commitment to zero or the Borrower being required to prepay such Bank's Contribution pursuant to clause 15.1; or

         (c) the Borrower being required to make a payment to such Bank to compensate such Bank for an increased cost, reduction, payment or foregone return pursuant to clause 15.2(ii),

then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under clauses 8 and 15, such Bank shall, in consultation with the Agent, endeavour to take such reasonable steps as may be open to it to mitigate or remove such circumstances including (without limitation) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower or a change of lending office of such Bank to one acceptable to the Borrower unless, in either case, to do so might (in the opinion of such Bank) be prejudicial to such Bank or be in conflict with such Bank's general banking policies or involve such Bank in expense or an increased administration burden.




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16.      SET-OFF AND PRO RATA PAYMENTS

16.1     SET-OFF

The Borrower authorises each Bank to apply any credit balance to which the Borrower is then entitled on any account of the Borrower with such Bank at any of its branches in or towards satisfaction of any sum then due and payable from the Borrower to such Bank under this Agreement. For this purpose each Bank is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this clause. Each Bank shall notify the Agent and the Borrower forthwith upon the exercise or purported exercise of any right of set-off giving full details in relation thereto and the Agent shall inform the other Banks.

16.2     PRO RATA PAYMENTS

         (a) If at any time any Bank (the "RECOVERING BANK") receives or recovers any amount owing to it by the Borrower under this Agreement by direct payment, set-off or in any manner (but excluding any recoveries by virtue of any cash management or interest netting arrangements operated by any Bank in its capacity as a provider of day to day banking services to the TCN Group to the extent that such arrangements are permitted by this Agreement) other than by payment through the Agent pursuant to clause 8.1 or 8.11 (not being a payment received from an Assignee, a Substitute or a Sub-Participant), the Recovering Bank shall, within two Banking Days of such receipt or recovery (a "RELEVANT RECEIPT") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clause 8.1 or 8.11 (as the case may be) then:

                         (i) within two Banking Days of demand by the Agent, the Recovering Bank shall pay to the Agent an amount equal to the excess;

                        (ii) the Agent shall treat the excess amount so paid by the Recovering Bank as if it were a payment made by the Borrower and shall distribute the same to the Banks (other than the Recovering Bank) in accordance with clause 8.11, and

                       (iii) as between the Borrower and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the Borrower to the other Banks shall, to the extent of the amounts so re-distributed to them, be treated as discharged.

         (b) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank to which



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                  any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the Recovering Bank such Bank's pro rata share of the amount which has to be refunded by the Recovering Bank.

         (c) Each Bank shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this clause 16.2.

         (d) Notwithstanding the foregoing provisions of this clause 16.2 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the Agent).

16.3     NO RELEASE

For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 16.2 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 16.2.

16.4     NO CHARGE

The provisions of this clause 16 shall not, and shall not be construed so as to, constitute a charge by a Bank over all or any part of a sum received or recovered by it in the circumstances mentioned in clause 16.2.

17.      ASSIGNMENT, SUBSTITUTION AND LENDING OFFICES

17.1     BENEFIT AND BURDEN

This Agreement shall be binding upon, and enure for the benefit of, the Banks, the Arrangers, the Agent, the Security Trustee, the TCN Entities and their respective successors.

17.2     NO ASSIGNMENT BY BORROWER

None of the TCN Entities may assign or transfer any of its rights or obligations under this Agreement.




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17.3     ASSIGNMENT BY BANKS

Each Bank (an "ASSIGNOR BANK") may assign all or any part of its rights in respect of its Contribution to any Qualifying Bank (an "ASSIGNEE") with the prior written consent of the Borrower (which shall not be unreasonably withheld or delayed) provided that no such consent is necessary if such Assignee is a wholly owned Subsidiary of such Assignor Bank or a person of whom such Assignor Bank is a wholly owned Subsidiary. No Bank may assign all or any part of its rights in respect of its Contribution to any person which is not a Qualifying Bank.

17.4     SUBSTITUTION

Each Bank (a "TRANSFEROR BANK") may transfer, by way of novation, all or any part of its rights, benefits and/or obligations under this Agreement and the Security Trust Deed to any Qualifying Bank (a "SUBSTITUTE") with the prior written consent of the Borrower (which shall not be unreasonably withheld or delayed) provided that no such consent is necessary if such Substitute is a wholly-owned Subsidiary (being a Qualifying Bank) of such Transferor Bank or a person (being a Qualifying Bank) of whom such Transferor Bank is a wholly-owned Subsidiary if any such transfer would not give rise to any obligation to make any payment on the part of the Borrower which it would not have had to make at such time but for such transfer. Any such novation shall be effected upon five Banking Days' prior notice by delivery to the Agent of a duly completed Substitution Certificate duly executed by such Bank, the Substitute and the Agent (for itself, the Arrangers, the Security Trustee, the Borrower, the Charging Subsidiaries and the other Banks). On the effective date specified in a Substitution Certificate so executed and delivered, to the extent that they are expressed in such Substitution Certificate to be the subject of the novation effected pursuant to this clause 17.4:

         (a) the existing parties to this Agreement and the Bank party to the relevant Substitution Certificate shall be released from their respective obligations towards one another under this Agreement and the Security Trust Deed ("DISCHARGED OBLIGATIONS") and their respective rights against one another under this Agreement ("DISCHARGED RIGHTS") shall be cancelled;

         (b) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than the Bank party to such Substitution Certificate) shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Substitute instead of to or by such Bank;

         (c) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than the Bank party to such Substitution Certificate) shall acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against such Substitute instead of by or against such Bank




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

and, on the date upon which such novation takes effect (where such novation takes place after 19 July 1996) the Substitute shall pay to the Agent for its own account a fee of (pound)500. The Agent shall promptly notify the Borrower of the receipt by it of any Substitution Certificate and deliver a copy thereof to the Borrower.

17.5     RELIANCE ON SUBSTITUTION CERTIFICATE

The Agent, the Banks, the Arrangers, the Security Trustee and each TCN Entity shall be fully entitled to rely on any Substitution Certificate delivered to the Agent in accordance with the foregoing provisions of this clause 17 which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Bank and the Substitute and none of the Agent, the Banks, the Arrangers, the Security Trustee or each TCN Entity shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Substitute Certificate if it proves to be the case that the same was not authentic or duly authorised.

17.6     AUTHORISATION OF AGENT

Each TCN Entity, each Arranger, the Security Trustee and each Bank irrevocably authorises the Agent to counter-sign each Substitution Certificate on its behalf without any further consent of, or consultation with such TCN Entity, such Arranger, the Security Trustee or such Bank except, in the case of the Borrower, the consent required pursuant to clause 17.3 or 17.4.

17.7     CONSTRUCTION OF CERTAIN REFERENCES

If any Bank assigns all or any part of its rights or novates all or any part of its rights, benefits and obligations as provided in clause 17.3 or 17.4 all relevant references in this Agreement to such Bank shall thereafter be construed as a reference to such Bank and/or its Assignee or Substitute (as the case may be) to the extent of their respective interests.

17.8     LENDING OFFICES

Each Bank shall lend through its office at the address specified in Schedule 1 or, as the case may be, in any relevant Substitution Certificate or through any other office located in the United Kingdom of such Bank selected from time to time by such Bank through which such Bank wishes to lend for the purposes of this Agreement. If the office through which a Bank is lending is changed pursuant to this clause 17.8, such Bank shall notify the Agent promptly of such change.

17.9     DISCLOSURE OF INFORMATION

Save as permitted pursuant to the terms of this Agreement or the relevant Security Document any information furnished pursuant to this Agreement or any Security Document to which the Borrower or any other TCN Entity (as the case may be) is a party to the Agent, the Arranger, the Security Trustee



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or the Banks shall be kept confidential by the recipient and the Agent, the
Arrangers, the Security Trustee and the Banks, save that the provisions of this clause 17.9 shall not apply:

         (a)      to any information already known to the recipient;

         (b) to any information subsequently received by the recipient which it would otherwise be free to disclose;

         (c) to any information which is or becomes public knowledge otherwise than as a result of a breach by any person of this clause 17.9 or of any confidentiality undertaking entered into pursuant to clause 17.11; and

         (d) to any extent that the recipient is required to disclose the same pursuant to any law or order of any court or order or request of any governmental agency with whose instructions the recipient habitually complies.

17.10    SUB-PARTICIPATION

No Bank may enter into any sub-participation arrangements in relation to all or any part of its rights and obligations under this Agreement with any person without the consent of the Borrower and the Agent.

17.11    CONFIDENTIALITY UNDERTAKING

Any Bank, the Security Trustee, any Arranger or the Agent may, having obtained the prior consent of the Borrower (such consent not to be unreasonably withheld) disclose to a prospective Assignee or Substitute or to any other person who may propose entering into contractual relations with such Bank, the Security Trustee, any Arranger or the Agent in relation to this Agreement or any Security Document any information referred to in clause 17.9 subject to the prospective Assignee or Substitute or other person first entering into a confidentiality undertaking with the Borrower and the other TCN Entities in substantially the same terms as clause 17.9 and this clause 17.11.

18.      ARRANGERS, AGENT AND REFERENCE BANKS

18.1     APPOINTMENT OF AGENT

Each Bank irrevocably appoints the Agent as its agent for the purposes of this Agreement and any relevant Security Document and authorises the Agent (whether or not by or through employees or agents) to take such action on such Bank's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Agent by this Agreement and/or any relevant Security Document, together with such powers and discretions as are reasonably incidental thereto. None of the Agent, the Arrangers or the Security Trustee shall, however, have any duties, obligations or



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liabilities to the Banks beyond those expressly stated in this Agreement and/or the Security Documents.

18.2     AMENDMENTS TO THIS AGREEMENT

         (a) Subject to clause 18.2(b) and save where otherwise provided in this Agreement, the Agent may, with the consent of the Majority Banks (or if and to the extent expressly authorised by the other provision of this Agreement), amend, modify or otherwise vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of this Agreement or any other Security Document entered into in favour of the Agent. Any such action so authorised and effected by the Agent shall be promptly notified to the Banks by the Agent and shall be binding on all of the Banks.

         (b) Except with the prior written consent of all of the Banks, the Agent shall not have authority on behalf of the Banks (A) to agree with any TCN Entity any amendment to this Agreement or to grant waivers in respect of breaches of or defaults under this Agreement or to excuse performance of this Agreement which would (i) reduce the Margin, (ii) extend the due date or reduce the amount of any payment of principal, interest or other amount payable under this Agreement, (iii) change the currency in which any amount is payable under this Agreement,
                  (iv) increase any Bank's Commitment, (v) change the definition of "Majority Banks" in clause 1.2, change clauses 3.3, 4.2, 4.3, 4.4, 15.2, 16.2 or 17.2, (vi) change this clause 18.2,
                  (B) to release any asset of whatever nature that is subject to a Security Document unless such release is to permit the disposal or other dealing with such asset in accordance with the terms of this Agreement or the relevant Security Document or (C) to release any TCN Entity (other than an Immaterial Group Entity) from all of its obligations under this Agreement and the Security Documents.

18.3     RIGHTS OF AGENT, SECURITY TRUSTEE AND EACH ARRANGER AS BANK; NO
         PARTNERSHIP

With respect to its own Commitment and Contribution (if any) the Agent, the Security Trustee and each Arranger shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it under this Agreement and/or the Security Documents and the term "Banks" shall, unless the context clearly otherwise indicates, include the Agent, the Security Trustee, each Arranger in its individual capacity as a Bank. This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

18.4     NO LIABILITY OF THE ARRANGERS, THE SECURITY TRUSTEE AND AGENT

None of the Arrangers, the Security Trustee or the Agent shall:




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         (a)      be obliged to request any certificate or opinion under clause
                  10 or 12 or to make any enquiry as to the use of the proceeds of the Loan unless (in the case of the Agent) so required in writing by any Bank, in which case the Agent shall promptly make the appropriate request of the Borrower, or be obliged to make any enquiry as to any default by the Borrower in the performance or observance of any of the provisions of this Agreement or as to the existence of a Default unless (in the case of the Agent) the Agent has actual knowledge thereof or has been notified in writing thereof by a Bank, in which case the Agent shall promptly notify the Banks of the relevant event or circumstance; or

         (b) be liable to any Bank for any action taken or omitted under or in connection with this Agreement or the Loan unless caused by their or its gross negligence or wilful misconduct.

For the purpose of this clause 18 neither the Agent nor the Security Trustee shall be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the corporate lending or loan administration departments of the person for the time being acting as the Agent or the Security Trustee, as the case may be, may become aware in the context of corporate finance or advisory activities from time to time undertaken by the Agent or the Security Trustee, as the case may be, for any TCN Entity, TeleWest, any Affiliate, any Ultimate Shareholder or any of their respective Subsidiaries, Associated Partnerships or Affiliates.

18.5     AGENT'S DUTY TO NOTIFY AND TAKE ACTION

The Agent shall:

         (a) promptly notify each Bank of the contents of each notice, certificate or other document received by the Agent from the Borrower under or pursuant to clause 11 and provide each Bank with a copy of each set of financial statements, Monthly Management Accounts or Quarterly Management Accounts delivered to the Agent under clause 10.1(f), (g) or (h); and

         (b) (subject to its being indemnified to its satisfaction) take such action or, as the case may be, refrain from taking such action with respect to any Default of which the Agent has actual knowledge as the Majority Banks or Banks (as the case may be) may reasonably direct.

18.6     IDENTITY OF THE BANKS

The Agent may deem and treat (a) each Bank as the person entitled to the benefit of the Contribution of such Bank for all purposes of this Agreement unless and until a notice of assignment of such Bank's Contribution or any part thereof or a Substitution Certificate shall have been filed with the Agent, and (b) the office set opposite the name of each Bank in Part D of Schedule 1 or, as the case



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


may be, in any relevant Substitution Certificate as such Bank's lending office unless and until a written notice of change of lending office shall have been received by the Agent; and the Agent may act upon any such notice unless and until the same is superseded by a further such notice.

18.7     NON-RELIANCE ON THE ARRANGERS, THE SECURITY TRUSTEE OR THE AGENT

Each Bank acknowledges that it has not relied on any statement, opinion, forecast or other representation made by the Arrangers, the Security Trustee or the Agent to induce it to enter into this Agreement an that it has made and will continue to make, without reliance on the Agent, the Arrangers or the Security Trustee and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of each TCN Entity and TeleWest and its own independent investigation of the financial condition and affairs of each TCN Entity and TeleWest in connection with the making and continuation of the Loan under this Agreement. None of the Arrangers, the Security Trustee or the Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to any TCN Entity or TeleWest, whether coming into their or its possession before the making of any Advance or at any time or times thereafter, other than (in the case of the Agent) as provided in clause 18.5(a).

18.8 NO RESPONSIBILITY ON ARRANGERS, SECURITY TRUSTEE OR AGENT FOR BORROWER'S, ETC. PERFORMANCE

None of the Arrangers, the Security Trustee or the Agent shall have any responsibility to any Bank on account of the failure of any TCN Entity or TeleWest, to perform their respective obligations under this Agreement or the Security Documents or for the financial condition of any TCN Entity or Telewest, or for the completeness or accuracy of any statements, representations or warranties in this Agreement, the Security Documents or any document delivered under this Agreement, the Security Documents or for the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Agreement or the Security Documents or of any certificate, report or other document executed or delivered under this Agreement or the Security Documents or otherwise in connection with the Loan or its negotiation or for acting (or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Banks or all of the Banks (as the case may be). The Arrangers, the Security Trustee and the Agent shall be entitled to rely on any communication, instrument or document believed by them or it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by them or it.

18.9     OTHER DEALINGS

The Arrangers, the Security Trustee and the Agent may, without any liability to account to the Banks, accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, each TCN Entity, Telewest or any of their respective Subsidiaries, Associated Partnerships or Affiliates or any of the Banks as if they or it were not an Arranger, the Security Trustee or the Agent (as the case may be).



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18.10    REIMBURSEMENT AND INDEMNITY BY BANKS

Each Bank shall reimburse the Arrangers, the Security Trustee and the Agent (rateably in accordance with such Bank's Commitment, at any time before the making of the first Advance or if no Advance is then outstanding, or Contribution, at any other time) to the extent that such Arranger, the Security Trustee or the Agent is not reimbursed by the Borrower, for the charges and expenses incurred by such Arranger, the Security Trustee and the Agent in connection with the negotiation, preparation, syndication and execution of this Agreement and/or in contemplation of, or otherwise in connection with, the enforcement of, or the preservation of any rights under, or in carrying out its duties under, this Agreement and/or the Security Documents including (in each case) the fees and expenses of legal or other professional advisers. Each Bank shall indemnify the Agent and the Security Trustee (rateably in accordance with such Bank's Commitment, at any time before the making of the first Advance or if no Advance is then outstanding, or Contribution, at any other time) against all liabilities, damages, costs and claims whatsoever incurred by the Agent or the Security Trustee (as the case may be) in connection with this Agreement and/or the Security Documents or any document or report referred to in this Agreement or the performance of its duties under this Agreement and/or the Security Documents or any action taken or omitted by the Agent or the Security Trustee (as the case may be) under this Agreement and/or the Security Documents, unless such liabilities, damages, costs or claims arise from the Agent's or the Security Trustee's (as the case may be) own gross negligence or wilful misconduct.

18.11    RETIREMENT OF AGENT

         (a) The Agent may retire from its appointment as Agent under this Agreement and/or the relevant Security Documents having given to the Borrower and each of the Banks not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Banks (after consultation with the Borrower) as a successor agent:

                         (i)        a Bank; or

                        (ii) any other reputable and experienced financial institution with offices in London nominated and accepted by the Majority Banks and to which the Borrower has given its consent (such consent not to be unreasonably withheld or delayed); or, failing such nomination;

                       (iii) any reputable and experienced bank or financial institution with offices in London nominated by the Agent and to which the Borrower has given its consent (such consent not to be unreasonably withheld or delayed).

         (b) All of the Banks (other than the Agent, in its capacity as a Bank) may, having given to the Agent not less than 30 days' notice of the intention to do so, remove the Agent



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                  from its appointment as such under the Agreement. The removal shall automatically be of effect on the expiry of the notice save, where the Banks (other than the Agent, in its capacity as a Bank) shall have failed to appoint a successor agent falling within the requirements of clause 18.11(a) (i) or
                  (ii), in which case the removal shall be deferred until such appointment is made. The Banks (other than the Agent, in its capacity as a Bank) shall immediately notify the Agent in writing of their making such appointment.

         (c) Upon any such successor as aforesaid being appointed, the retiring Agent shall be discharged from any further obligation under this Agreement and/or the relevant Security Documents and its successor and each of the other parties to this Agreement and/or the relevant Security Documents shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Agreement and/or the relevant Security Documents in place of the retiring Agent.

18.12    CHANGE OF REFERENCE BANKS

If (a) the whole of the Contribution (if any) of any Reference Bank is prepaid,
(b) the Commitment (if any) of any Reference Bank is reduced to zero in accordance with clause 6.4 or 15.1, (c) a Reference Bank assigns and/or novates the whole of its rights and obligations (if any) as a Bank under this Agreement or (d) any Reference Bank ceases to provide quotations to the Agent for the purposes of determining LIBOR, the Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and after consultation with the Borrower appoint another Bank to replace such Reference Bank.

18.13    SECURITY DOCUMENTS

Each Bank acknowledges and agrees to the terms and conditions of the Security Documents and the Security Trustee and the Banks agree that the Banks will, subject to the terms of the Security Trust Deed, be entitled to all the rights and subject to the liabilities and obligations of the Banks (and, if applicable, the Bond Providers and/or Interest Rate Beneficiaries (as defined therein)) under the Debenture and any other Security Document entered into by the Security Trustee for the benefit of the Banks and, if applicable, the Bond Providers and/or Interest Rate Beneficiaries.

19.      NOTICES AND OTHER MATTERS

19.1     NOTICES

Every notice, request, demand or other communication under this Agreement shall, if addressed to the Borrower, be copied to TeleWest and, if addressed to any other TCN Entity, be copied to the Borrower and TeleWest, and shall:




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         (a)      be in writing delivered personally or by first-class prepaid letter (airmail if applicable and available), telex or telefax (confirmed in the case of a telefax, by first-class prepaid letter (airmail if available)):

         (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter, when delivered personally or 3 days (7 days in the case of a letter posted from one country to another) after it has been put into the post and, in the case of a telex or telefax, at the time of despatch with, in the case of telex, confirmed answerback of the addressee appearing at the beginning and end of the transmission or it the case of a telefax, with confirmation by the sender's facsimile machine that the message has been received at the correct facsimile number (provided that if the date of delivery or despatch is not a business day in the country of the addressee or if the time of despatch of any telex or telefax is after the close of business in the country of the addressee it shall be deemed to have been received at the opening of business on the next such business day); and

         (c)      be sent:

                        (i)        to the Borrower and each other TCN Entity at:

                                    c/o TeleWest Communications plc
                                    Genesis Business Park
                                    Albert Drive
                                    Woking
                                    Surrey  GU21 5RW

                                    Telefax:        01483 750901
                                    Attention:      Vice-President - Treasury

                        (ii)        to the Agent and the Security Trustee at:

                                    Cottons Centre
                                    Cottons Lane
                                    London SE1  2QL

                                    Telex:          888229 - CIBC G
                                    Telefax:        0171 234 6433
                                    Attention:      Supervisor, Banking Services

                       (iii) to each Arranger and each Bank at its address, telex number or telefax number specified in Part D of Schedule 1 or in any relevant Substitution Certificate or to such other address, telex number or telefax number as is notified by the Borrower, a TCN Entity, the Agent, an Arranger, the Security Trustee or a Bank (as the case may be) to the other parties to this Agreement.

19.2     NOTICES THROUGH THE AGENT

Every notice, request, demand or other communication under this Agreement to be given by any TCN Entity to any other party shall be given to the Agent for onward transmission as appropriate and to be given to any TCN Entity shall (except as otherwise provided in this Agreement) be given by the Agent.

19.3     NO IMPLIED WAIVERS, REMEDIES CUMULATIVE

No failure or delay on the part of the Agent, the Arrangers, the Security Trustee, the Banks or any of them to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent, the Arrangers, the Security Trustee, the Banks or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

20.      LEASE FINANCING AND PARI PASSU BORROWINGS

20.1     LEASE FINANCING

Each Bank, the Security Trustee, the Arrangers and the Agent acknowledges that the Borrower or a TCN Entity may wish to enter into Finance Leases from time to time. Accordingly the parties hereto agree that they will negotiate in good faith should the relevant TCN Entity wish to use the facility granted pursuant to this Agreement by way of guarantees or letters of credit in favour of the lessors in respect of such Finance Leases in order to agree arrangements satisfactory to all parties. If, no later than 30 June, 1997, any Finance Lease is entered into by a TCN Entity which is supported by guarantees or letters of credit given under the facility granted pursuant to this Agreement (and the mandate therefor has been awarded to the prospective lessor no later than 31 January, 1997) which does not, in the opinion of each Bank (acting reasonably), require such Bank to assume any greater credit or other risk or any onerous obligations, then any such arrangements shall not involve the payment of a fee to any of the Banks, the Arrangers, the Agent or the Security Trustee and each Bank, the Security Trustee, each of the Arrangers and the Agent undertakes to act reasonably to agree any relevant documentation.

20.2     PARI PASSU BORROWINGS

Each Bank, the Security Trustee, the Arrangers and the Agent agrees that any lender of any Borrowed Money within paragraph (ix) of Permitted Borrowings shall be entitled to share in the security constituted by the Security Documents on a pari passu basis with the Banks and agrees to enter into such supplemental documentation (at the cost of the Borrower) as may reasonably be required in order to effect the same.

21.      GOVERNING LAW AND JURISDICTION

21.1     LAW

This Agreement is governed by and shall be construed in accordance with English law.

21.2     SUBMISSION TO JURISDICTION

Each TCN Entity agrees for the benefit of the Agent, the Arrangers, the Security Trustee and the Banks that any legal action or proceedings in connection with this Agreement against any TCN Entity or any of their respective assets may be brought in the English courts. Each TCN Entity irrevocably and unconditionally submit to the jurisdiction of such courts and in the case of TCN Entities which are not incorporated or organised under the laws of England, irrevocably designate, appoint and empower Legibus Secretaries Limited at present of 200 Aldersgate Street, London EC1A 4JJ to receive for them and on their behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with this Agreement. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Agent, the Arrangers, the Security Trustee or the Banks to take proceedings against any TCN Entity to enforce any judgment obtained in any court referred to in this clause 21.2 in any jurisdiction in which any of the assets of any TCN Entity are situated, nor shall the taking of proceedings in any one or more jurisdiction referred to in this clause 21.2 preclude the taking of proceedings in any other such jurisdiction, whether concurrently or not.

21.3     INCONVENIENT FORUM

Each TCN Entity irrevocably waives any objection they may have now or hereafter to the laying of venue of any action or proceeding in any court or jurisdiction referred to in clause 21.2 and any claim they may have now or hereafter that any action or proceeding brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.


                                   SCHEDULE 1
                                     PART A

                       THE ORIGINAL CHARGING SUBSIDIARIES

=========================================================================================================
                                (1)                                                  (2)
                           COMPANY NAME                                        COMPANY NUMBER
- ---------------------------------------------------------------------------------------------------------
TeleWest Communications Group Limited                                              2514287
- ---------------------------------------------------------------------------------------------------------
TeleWest Communications Cable Limited                                              2883742
- ---------------------------------------------------------------------------------------------------------
TeleWest Holdings Limited                                                          2982404
- ---------------------------------------------------------------------------------------------------------
TeleWest Parliamentary Holdings Limited                                            2514316
- ---------------------------------------------------------------------------------------------------------
Theseus No 1 Limited                                                               2994027
- ---------------------------------------------------------------------------------------------------------
Theseus No. 2 Limited                                                              2994061
- ---------------------------------------------------------------------------------------------------------
The Cable Equipment Store Limited                                                  2693805
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (Cotswolds) Limited                                  1743081
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (Nominees) Limited                                   2318746
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (North East) Limited                                 2378214
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (South East) Limited                                 2270764
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (South Thames Estuary)                               2270763
Limited
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (Tyneside) Limited                                   2407676
- ---------------------------------------------------------------------------------------------------------
SBC CableComms (UK) Limited                                                        2795350
- ---------------------------------------------------------------------------------------------------------
Southwestern Bell International Holdings Limited                                   2378768
- ---------------------------------------------------------------------------------------------------------
Midlands Cable Communications Limited                                              1882074
- ---------------------------------------------------------------------------------------------------------
Telford Telecommunications Limited                                                 2389377
- ---------------------------------------------------------------------------------------------------------
North West Cable Communications Limited                                            2321124
- ---------------------------------------------------------------------------------------------------------
Cable Communications Wigan Limited                                                 2451112
- ---------------------------------------------------------------------------------------------------------
Cable Communications (Central Lancashire) Limited                                  1737862
- ---------------------------------------------------------------------------------------------------------
Cable Communications Liverpool Limited                                             1615567
=========================================================================================================


                                       98


=========================================================================================================
                                (1)                                                  (2)
                           COMPANY NAME                                        COMPANY NUMBER
- ---------------------------------------------------------------------------------------------------------
Cable Communications (St. Helens & Knowsley)                                       2466599
Limited
- ---------------------------------------------------------------------------------------------------------
TeleWest (Motherwell) Limited                                                     SC150057
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (London South) Limited                               1697437
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (Avon) Limited                                       2271287
- ---------------------------------------------------------------------------------------------------------
Tayside Cable Systems Limited                                                     SC096816
- ---------------------------------------------------------------------------------------------------------
Kingdom Cablevision Limited                                                       SC119523
- ---------------------------------------------------------------------------------------------------------
Scotcable (Motherwell) Limited                                                    SC121617
- ---------------------------------------------------------------------------------------------------------
Scotcable (Cumbernauld) Limited                                                   SC121614
- ---------------------------------------------------------------------------------------------------------
Scotcable (Dumbarton) Limited                                                     SC121700
- ---------------------------------------------------------------------------------------------------------
Cable North (Forth District)                                                      SC122481
Limited
- ---------------------------------------------------------------------------------------------------------
United Artists Communications (Scotland) Limited                                   SC80891
- ---------------------------------------------------------------------------------------------------------
TeleWest Scotland Holdings Limited                                                SC150058
- ---------------------------------------------------------------------------------------------------------
TeleWest Communications (Internet) Limited                                        03141035
- ---------------------------------------------------------------------------------------------------------
TeleWest Southport Limited                                                        03085912
- ---------------------------------------------------------------------------------------------------------
Crystal Palace Radio Limited                                                      01459745
- ---------------------------------------------------------------------------------------------------------
Avon Cable Investments Limited                                                     2487110
- ---------------------------------------------------------------------------------------------------------
TeleWest (Worcester) Limited                                                      02475098
=========================================================================================================


                                     PART B

                       THE ORIGINAL CHARGING PARTNERSHIPS

=====================================================================================================
                          (1)                                            (2)
                    PARTNERSHIP NAME                        PRINCIPAL PLACE OF BUSINESS
- -----------------------------------------------------------------------------------------------------
Cotswolds Cable Limited Partnership                       Concord House,
                                                          Staverton Technology Park,
                                                          Staverton,
                                                          Cheltenham,
                                                          Gloucestershire GL51 6TQ
- -----------------------------------------------------------------------------------------------------
Estuaries Cable Limited Partnership                       Communications House, Scimitar Park,
                                                          Courtauld Park,
                                                          Basildon,
                                                          Essex SS1 1ND
- -----------------------------------------------------------------------------------------------------
TCI/US WEST Cable Communications Group                    Genesis Business Park,
                                                          Albert Drive,
                                                          Woking,
                                                          Surrey GU21 5RW
- -----------------------------------------------------------------------------------------------------
Tyneside Cable Limited Partnership                        Communications House,
                                                          1 Duke's Way West,
                                                          Team Valley,
                                                          Gateshead,
                                                          County Durham NE11 6EG
- -----------------------------------------------------------------------------------------------------
United Artists Communications (North East)                Communications House,
Partnership                                               1 Duke's Way West,
                                                          Team Valley,
                                                          Gateshead,
                                                          County Durham NE11 6EG
- -----------------------------------------------------------------------------------------------------
United Artists Communications (South East)                Communications House, Scimitar Park,
Partnership                                               Courtauld Park, Basildon,
                                                          Essex SS1 1ND
- -----------------------------------------------------------------------------------------------------
London South Cable Partnership                            Communications Centre, 5 Factory Lane,
                                                          Croydon, Surrey
- -----------------------------------------------------------------------------------------------------
Avon Cable Limited Partnership                            700 Waterside Drive, Aztec West,
                                                          Almondsbury, Bristol BS12 4ST
=====================================================================================================



                                       100




=====================================================================================================
                          (1)                                            (2)
                    PARTNERSHIP NAME                        PRINCIPAL PLACE OF BUSINESS

- -----------------------------------------------------------------------------------------------------
Edinburgh Cable Limited Partnership                       1 South Gyle Crescent Lane, Edinburgh, EH2
                                                          9EG
- -----------------------------------------------------------------------------------------------------
United Cable (London South) Limited                       Communications Centre,
Partnership                                               5 Factory Lane, Croydon, Surrey
- -----------------------------------------------------------------------------------------------------
Avon Cable Joint Venture                                  700 Waterside Drive, Aztec West,
                                                          Almondsbury, Bristol BS12 4ST
- -----------------------------------------------------------------------------------------------------
London South Joint Venture                                Communications Centre,
                                                          5 Factory Lane, Croydon, Surrey
- -----------------------------------------------------------------------------------------------------
United Artists Communications (Cotswolds)                 Network Centre,
Venture                                                   Staverton Technology Park, Staverton,
                                                          Cheltenham, Gloucestershire  GL51 6TQ
- -----------------------------------------------------------------------------------------------------
United Artists Communications (Scotland)                  1 South Gyle Crescent Lane, Edinburgh, EH2
Venture                                                   9EG
=====================================================================================================

                                     PART C


                     THE ORIGINAL NON-CHARGING SUBSIDIARIES

==================================================================================================================
                                  (1)                                                       (2)
                              COMPANY NAME                                            COMPANY NUMBER
- ------------------------------------------------------------------------------------------------------------------
Cable Communications Telecomm Limited                                                    02423585
- ------------------------------------------------------------------------------------------------------------------
Cable Communications Limited                                                             01860121
- ------------------------------------------------------------------------------------------------------------------
Cable Communications (Fylde & Wyre) Limited                                              02935056
- ------------------------------------------------------------------------------------------------------------------
TeleWest Share Trust Limited                                                             02472760
- ------------------------------------------------------------------------------------------------------------------
TeleWest Trustees Limited                                                                03071066
- ------------------------------------------------------------------------------------------------------------------
Crystalvision Productions Limited                                                        01947225
- ------------------------------------------------------------------------------------------------------------------
Capital City Cablevision Limited                                                          SC80665
- ------------------------------------------------------------------------------------------------------------------
Edinburgh Cablevision Limited                                                            SC078895
- ------------------------------------------------------------------------------------------------------------------
Hieronymous Limited                                                                       SC80135
- ------------------------------------------------------------------------------------------------------------------
Cable Communications South East Staffordshire Limited                                    03006851
- ------------------------------------------------------------------------------------------------------------------
Cable Communications Shrewsbury Limited                                                  03039816
- ------------------------------------------------------------------------------------------------------------------
Perth Cable Television Limited                                                           SC032627
- ------------------------------------------------------------------------------------------------------------------
Dundee Cable and Satellite Limited                                                       SC093114
- ------------------------------------------------------------------------------------------------------------------
Cable Guide Limited                                                                      02025654
==================================================================================================================

                                     PART D

                         THE BANKS AND THEIR COMMITMENTS

        NAME                     ADDRESS AND TELEX AND FACSIMILE                            COMMITMENT(POUND)
                                             NUMBERS
The Bank of             46 Berkeley Street                                                     240,000,000
New York                London W1X  6AA
Company, Inc.           Tel:     0171 322 6017
                        Fax:     0171 322 6032
                        Attention:        Loans Administration

Canadian                Cottons Centre                                                         240,000,000
Imperial Bank           Cottons Lane
of Commerce             London SE1 2QL
                        Tel:     0171 234 6000
                        Fax:              0171 234 6433
                        Attention:        Supervisor, Banking Services

Chemical Bank           Trinity Tower                                                          240,000,000
                        9 Thomas More Street
                        London E1 9YT
                        Tel:     0171 777 2170
                        Fax:     0171 777 2114
                        Attention:        Julian Pitt, Asset Finance

National                135 Bishopsgate                                                        240,000,000
Westminster             London EC2M 3UR
Bank Plc                Tel:     0171 375 5085
                        Fax:     0171 375 5820
                        Telex:   882121
                        Attention:        Portfolio Management

The Toronto-            Triton Court                                                           240,000,000
Dominion Bank           14/18 Finsbury Square
                        London EC2A 1DB
                        Tel:     0171 920 0272
                        Fax:     0171 638 2551
                        Telex:   886142
                        Attention:        Manager, Corporate Services
                                                                          ------------------------------------
                                                                                             1,200,000,000
                                                                          ------------------------------------


                                   SCHEDULE 2

                                     PART A

                             FORM OF DRAWDOWN NOTICE

To:      CIBC Wood Gundy plc
         Cottons Centre
         Cottons Lane
         London  SE1 2QL

Attention:        Supervisor, Banking Services                            [Date]

                       (POUND)1,200,000,000 LOAN FACILITY
                        LOAN AGREEMENT DATED 22 MAY, 1996
            (AS FROM TIME TO TIME AMENDED, VARIED, EXTENDED, RESTATED
                        OR REPLACED THE "LOAN AGREEMENT")

1. We refer to the above Loan Agreement and hereby give you notice that we wish to draw a Revolving Advance under Tranche [A]/[B] of (pound)[ ] on [ ] and select a Term for such Revolving Advance of [ ] months. The funds should be credited to [NAME AND NUMBER OF ACCOUNT] with [BANK IN LONDON].

2.       We confirm that:

                (i) no event or circumstance has occurred and is continuing which constitutes a Default;

               (ii) the representations and warranties referred to in clause 9.3 including those deemed to be made by the Borrower pursuant to such clause are (subject as provided in clause 9.3) true and correct at the date hereof as if each was made with respect to the facts and circumstances existing at the date hereof; and

              (iii) the borrowing to be effected by such Revolving Advance will be within our powers, has been validly authorised by appropriate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded; and

               (iv) [if drawdown is to be used to fund an acquisition or investment within (vi) of "Permitted Investments"] the investment/acquisition towards which the proceeds of this drawdown will be applied satisfies the requirements of paragraph (vi) of the definition of Permitted Investments.

3. We confirm that Consolidated Annualised TCN Group Net Operating Cash Flow in the most recently delivered Monthly Management Accounts was
         [          ].

4. We further confirm that the ratio of the Tranche B Loan (including, for these purposes, the amount of the Advance the subject of this notice) to Consolidated Annualised TCN Group Net Operating Cash Flow as calculated from the most recently delivered Monthly Management Accounts delivered to the Agent under this Agreement was [ ].

Words and expressions defined in the Loan Agreement shall have the same meanings where used herein.

                              For and on behalf of
                    TELEWEST COMMUNICATIONS NETWORKS LIMITED



                               ................................................
                               Authorised Officer

                                   SCHEDULE 2

                                     PART B

                             FORM OF ROLLOVER NOTICE

To:      CIBC Wood Gundy plc
         Cottons Centre
         Cottons Lane
         London  SE1 2QL

Attention:        Supervisor, Banking Services                            [Date]

                       (POUND)1,200,000,000 LOAN FACILITY
                        LOAN AGREEMENT DATED 22 MAY, 1996
                (AS FROM TIME AMENDED, VARIED, EXTENDED, RESTATED
                        OR REPLACED THE "LOAN AGREEMENT")

We refer to the above Loan Agreement and hereby give you notice that we wish to draw a Revolving Advance of (pound)[ ] on [ ] under Tranche [A/B] and select a Term for such Revolving Advance of [ ] months. The funds should be applied in repayment [in part] of the Revolving Advance of (pound)[ ] which falls due to be repaid on the same day in accordance with clause 4.13 of the Loan Agreement.

Words and expressions defined in the Loan Agreement shall have the same meanings when used herein.

                              For and on behalf of
                    TELEWEST COMMUNICATIONS NETWORKS LIMITED


                                            ...........................
                                            Authorised Officer

                                   SCHEDULE 2

                                     PART C

                            FORM OF CONVERSION NOTICE

To:      CIBC Wood Gundy plc
         Cottons Centre
         Cottons Lane
         London  SE1 2QL

Attention:        Supervisor, Banking Services                            [Date]

                       (POUND)1,200,000,000 LOAN FACILITY
                        LOAN AGREEMENT DATED 22 MAY, 1996
                (AS FROM TIME AMENDED, VARIED, EXTENDED, RESTATED
                        OR REPLACED THE "LOAN AGREEMENT")

We refer to the Revolving Advance made to us of (pound)[ ] on [ ] with a Term of [ ] under Tranche [A]/[B]. Words and expressions defined in the Loan Agreement shall have the same meanings when used herein.

We hereby give you notice that we wish to convert such Revolving Advance to a Revolving Advance under Tranche [A/B] with effect from [ ] (the "CONVERSION DATE").

We confirm that:

                (i) no event or circumstance has occurred and is continuing which constitutes a Default;

               (ii)   the representations and warranties referred to in clause
                      9.3 including those deemed to be made by the Borrower pursuant to such clause are (subject as provided in clause 9.3) true and correct at the date hereof as if each was made with respect to the facts and circumstances existing at the date hereof; and

              (iii) the borrowing effected by such Revolving Advance is within our powers, has been validly authorised by appropriate action and will not cause any limit on our borrowings (whether imposed by statute, regulation, agreement or otherwise) to be exceeded.

We confirm that as at the Conversion Date we will be in compliance with clause
4.2 and clause 4.3 of the Loan Agreement.


                              For and on behalf of
                    TELEWEST COMMUNICATIONS NETWORKS LIMITED



                                        ...................................
                                        Authorised Officer

                                   SCHEDULE 3

             DOCUMENTS AND EVIDENCE REQUIRED AS CONDITIONS PRECEDENT

(a) Copies, certified as true, complete and up-to-date copies by the Company Secretary of the Borrower, of the Memorandum and Articles of Association of the Borrower.

(b) A copy certified as a true copy by the Company Secretary of Resolutions of the Board of Directors of the Borrower evidencing approval of this Agreement and any Security Document to which it is a party and authorising its appropriate officers to execute and deliver this Agreement, each Security Document to which it is a party and to give all notices and take all other action required by the Borrower under this Agreement and each Security Document to which it is a party.

(c) A copy, certified as a true copy by the Company Secretary, of Resolutions of the Board of Directors of TeleWest evidencing approval of the Deed of Subordination, the TeleWest Assignment and the RBL Step-In Rights Agreement and authorising its appropriate officers to execute and deliver the Deed of Subordination, the TeleWest Assignment and the RBL Step-In Rights Agreement and to give all notices and to take all action required by it under the Deed of Subordination, the TeleWest Assignment and the RBL Step-In Rights Agreement.

(d) Specimen signatures, authenticated by the relevant Company Secretary, of the persons authorised in the Resolutions of the Board of Directors referred to in paragraphs (b) and (c) above.

(e) Copies, certified as true copies by the relevant duly authorised officer from Legibus Secretaries Limited as agents for receipt of service of process referred to in this Agreement and/or the Security Documents of acknowledgment of appointment as such.

(f) The Deed of Subordination, the TeleWest Assignment and the RBL Step-in Rights Agreement having been duly executed and delivered by TeleWest.

(g) The Security Documents having been duly executed and delivered by the Borrower and the other applicable TCN Entities.

(h) A notice in the form attached to the Debenture having been given to each insurer of all or any of the material assets of the Borrower and each TCN Entity and the same having been agreed and accepted by each relevant insurer.

(i) Copies, certified as true copies by the Company Secretary of the Borrower, of each Principal Agreement, the Licences, and each inter-connect agreement entered into between Mercury Communications Limited and members of the TCN Group together with a certificate from the Company Secretary of the Borrower confirming that such documents are in full force and effect.

(j) Confirmation from Alexander & Alexander that all the assets of the Borrower and each other TCN Entity are insured in accordance with the provisions of this Agreement and the Debenture.

(k) An opinion of Norton Rose, solicitors to the Agent, dated no earlier than 15 days prior to the date of this Agreement.

(l) A letter, addressed to the Agent and the Banks, from KPMG Peat Marwick stating that in KPMG Peat Marwick's opinion the financial projections and underlying accounting assumptions of the Agreed Base Case delivered to the Arrangers prior to the date of this Agreement are reasonable.

(m) A copy of the budget of the TCN Group for the period commencing on 1 January 1996 and ending on 31 December 1996.

(n) A copy, certified as a true copy by a Director of the Borrower, of the Agreed Base Case.

(o) A letter from KPMG Peat Marwick confirming that any borrowing limit set out in TeleWest's Articles of Association will not be exceeded by the borrowing by the Borrower of all the Commitments.

(p) A letter from a director of TeleWest confirming that as of the first Drawdown Date there has been no change in the financial position of the TCN Group which would result in KPMG Peat Marwick's letter being incorrect if taken as at the first Drawdown Date.

(q) Copies, certified as true, complete and up-to-date copies by the relevant Company Secretary or Partnership Secretary of the certificate of incorporation and Memorandum and Articles of Association of each Original Charging Subsidiary or Partnership Agreement of each Original Charging Partnership incorporating any amendments thereto reasonably required by the Agent to ensure each Original Charging Subsidiary or Original Charging Partnership can comply with the terms of this Agreement and the Security Documents.

(r) A copy certified as a true copy by the Company Secretary of Resolutions of the Board of Directors of each Original Charging Subsidiary and by a Partnership Secretary of Resolutions of the Partners of each Original Charging Partnership evidencing approval of this Agreement, and any Security Document to which it is a party and authorising its appropriate officers to execute and deliver this Agreement and the Security Documents to which it is a party and to give all notices and take all other action required by each such Original Charging Subsidiary or, as the case may be, such Original Charging Partnership under this Agreement and each Security Document to which it is a party together with a copy of the resolutions of the authorised representative of each General Partner of each Charging Partnership evidencing approval of this Agreement and any Security Document to which it is a party certified as a true copy by a responsible officer of such General Partner and certifying as to the authority of such authorised representative.

(s) Specimen signatures certified by the relevant Company Secretary or Partnership Secretary of the persons authorised by the resolutions referred to in paragraph (r) above.

(t) Save where the relevant shares are registered in the name of the Security Trustee or its nominee, share certificates (together with any relevant declarations of trust and copies, certified as true copies by the relevant Company Secretaries of resolutions of the Boards of Directors of the relevant legal owners authorising the execution and delivery of such declarations of trust and duly executed stamped stock transfer forms but with the name of the transferee left blank) in respect of the entire issued share capital of the Original Charging Subsidiaries.

(u) Opinions of legal counsel to the Agent in the jurisdiction of incorporation or formation of each Original Charging Subsidiary and each Original Charging Partnership dated no earlier than 15 days prior to the date hereof including an opinion from Morrison & Foerster together with an opinion from Sherman and Howard L.L.C., special legal counsel to the Borrower in Denver, Colorado, dated no earlier than 15 days prior to the date hereof.

(v) A Pledge and Security Agreement with respect to each of the Original Charging Partnerships organised under the laws of one of the United States of America in each case duly executed and delivered by each and every of the partners in such Original Charging Partnership.

(w) Certificates of valid existence by the appropriate State in relation to each of the Original Charging Partnerships that is a limited partnership and is organised under the laws of one of the United States of America.

(x)         Evidence of release of all Encumbrances listed in Part I of Schedule
            8.

(y) Certified copies of notices from the relevant Borrowers to the relevant Agents cancelling the London South/Avon and Scotland Facilities.

(z) Receipt of all regulatory consents and letters (in the agreed form) and the effecting of all registrations required in connection with this Agreement and the Security Documents, including letters from the ITC, OFTEL and the DTI.

(aa) Confirmation from an authorised officer of the Borrower that a minimum of (pound)1,750,000,000 of equity and/or subordinated shareholder loans has been injected into the TCN Group (for these purposes including predecessor businesses).

(ab) Confirmation from an authorised officer of the Borrower that no member of The TeleWest Group is in default under any existing financing arrangements including the Senior Securities.

(ac) A UCC-1 financing statement executed by each of the partners in each of the Original Charging Partnerships that is organised under the laws of one of the United States of America with respect to their respective pledges under the Pledge and Security Agreements.

(ad)        Certified copy of each Borrower/TeleWest Transfer Agreement.

(ae) Certified copies of those charges detailed at Part II of Schedule 8 and underlying loan documentation, together with a notice to each party secured by an existing encumbrance, such notice to be in a form agreed between the Borrower and the Agent, and any acknowledgements of such notices which the Borrower has, using its reasonable endeavours, been able to procure.

(af) Certified copies of TeleWest/TCN Group loan documentation and details of all amounts outstanding thereunder.

(ag) Confirmation from the Company Secretary of the Borrower that there are no outstanding Encumbrances or Borrowings other than Permitted Encumbrances/Permitted Borrowings.

(ah) Title documents to all properties to be charged under the Debenture which are valued at over (pound)500,000 (other than those subject to a Prior Charge (as defined in the Debenture) where the prior Chargee has or is entitled to the title documents).

(ai)        Disclosure Letter.

(aj) Evidence that interest rate hedging arrangements in accordance with Clause 10.1(aa) of this Agreement have been put in place, effective as of the first Drawdown Date.

                                   SCHEDULE 4

                         CALCULATION OF ADDITIONAL COST

1. The Additional Cost for any period is calculated in accordance with the following formula:

                BY + L(Y-X) + S(Y-Z)                     per cent per annum
                     100 - (B+S)

            where on the day of application of the formula:

            B is the percentage of the Agent's eligible liabilities which the Bank of England then requires the Agent to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

            Y is the percentage rate at which Sterling deposits are offered by the Agent to leading banks in the London interbank market at or about 11 a.m. on that day for the relevant period;

            L is the percentage of eligible liabilities which (as a result of the requirements of the Bank of England) the Agent maintains as secured money with members of the London Discount Market Association or in certain marketable or callable securities approved by the Bank of England;

            X is the percentage rate at which secured Sterling investments may be placed by the Agent with members of the London Discount Market Association at or about 11 a.m. on that day for the relevant period or, if greater, the rate at which Sterling bills of exchange (of a tenor equal to the duration of the relevant period) eligible for rediscounting at the Bank of England can be discounted in the London Discount Market at or about 11 a.m. on that day;

            S is the percentage of the Agent's eligible liabilities which the Bank of England requires the Agent to place as a special deposit; and

            Z is the interest rate expressed as a percentage per annum allowed by the Bank of England on special deposits.

2.          For the purposes of this Schedule 4:

            (a) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula by the Bank of England; and




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









            (b) "RELEVANT PERIOD" in relation to each period for which Additional Cost falls to be calculated means:

                  (i) if it is 3 months or less, that period; or

                  (ii)if it is more than 3 months, 3 months.

3. In the application of the formula, B, Y, L, X, S and Z are included in the formula as percentages, e.g. if B = 0.5 per cent. and Y = 15 per cent. BY is calculated as 0.5 x 15.

4.          The formula is applied on the first day of each relevant period.
            Each amount is rounded up (if necessary) to the nearest four decimal places.

5. If the Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Agent (after consultation with all of the Banks) shall notify the Borrower of the manner in which the Additional Cost will subsequently be calculated. The manner of calculation so notified by the Agent shall, in the absence of manifest error, be binding on all the parties.

                                   SCHEDULE 5

                        FORM OF SUBSTITUTION CERTIFICATE

BANKS ARE ADVISED NOT TO EMPLOY SUBSTITUTION CERTIFICATES OR OTHERWISE TO ASSIGN OR TRANSFER INTERESTS IN THE AGREEMENT WITHOUT FIRST ENSURING THAT THE TRANSACTION COMPLIES WITH ALL APPLICABLE LAWS AND REGULATIONS, INCLUDING THE FINANCIAL SERVICES ACT 1986 AND REGULATIONS MADE THEREUNDER.

To:         CIBC Wood Gundy plc
            Cottons Centre
            Cottons Lane
            London  SE1 2QL

Attention:    Supervisor, Banking Services                                [Date]

                            SUBSTITUTION CERTIFICATE

This Substitution Certificate relates to a Loan Agreement (as from time to time amended, varied, extended, restated or replaced (the "AGREEMENT") dated 22 May, 1996 between TeleWest Communications Networks Limited as Borrower (1), the Subsidiaries of the Borrower whose respective names and registered numbers are set out in part A of Schedule 1 thereto, (2), the Associated Partnerships of the Borrower whose respective names and principal places of business are set out in part B of Schedule 1 thereto, (3), the Arrangers (4), the banks and financial institutions whose respective names and addresses are set out in Part D of
Schedule 1 thereto as Banks (5), the Agent (6) and the Security Trustee (7). Terms defined in the Agreement shall have the same meaning in this Substitution Certificate.

1. [Existing Bank] (the "EXISTING BANK") (a) confirms the accuracy of the summary of its participation in the Agreement set out in the Schedule hereto; and (b) requests [Substitute Bank] (the "SUBSTITUTE") to accept by way of novation the portion of such participation specified in the schedule hereto by countersigning and delivering this Substitution Certificate to the Agent at its address for the service of notices specified in the Agreement.

2. The Substitute hereby requests the Agent (on behalf of itself, the Arrangers, the Security Trustee, the Borrower, the other TCN Entities, the Banks, the Bond Providers (as defined in the Security Trust Deed and the Interest Rate Beneficiaries (as defined in the Security Trust Deed)) to accept this Substitution Certificate as being delivered to the Agent pursuant to and for the purposes of clause 17.4 of the Agreement, so as to take effect in accordance with the respective terms thereof on [date of transfer] (the "EFFECTIVE DATE") or on such later date as may be determined in accordance with the terms thereof.

3. The Agent (on behalf of itself, the Arrangers, the Security Trustee, the Borrower, the other TCN Entities, the Banks, the Bond Providers (as defined in the Security Trust Deed and the Interest Rate Beneficiaries (as defined in the Security Trust Deed)) confirms the novation effected by this Substitution Certificate pursuant to and for the purposes of clause 17.4 of the Agreement so as to take effect in accordance with the terms thereof.

4.          The Substitute confirms:

            (a) that it has received a copy of the Agreement, the Security Documents and all other documentation and information required by it in connection with the transactions contemplated by this Substitution Certificate;

            (b) that it has made and will continue to make its own assessment of the validity, enforceability and sufficiency of this Agreement and the Security Documents and the Substitution Certificate and has not relied and will not rely on the Existing Bank, any Arranger, the Security Trustee, any other Bank or the Agent or any statements made by any of them in that respect;

            (c) that it has made and will continue to make its own credit assessment of the Borrower, each other TCN Entity and TeleWest and has not relied and will not rely on the Existing Bank, any Arranger, the Security Trustee, any other Bank or any statements made by any of them in that respect;

            (d) accordingly, none of the Existing Bank, any Arranger, the Security Trustee, any other Bank or the Agent shall have any liability or responsibility to the Substitute in respect of any of the foregoing matters; and

            (e)   it is a Qualifying Bank.

5. Execution of this Substitution Certificate by the Substitute constitutes its representation to the Existing Bank and all other parties to the Agreement and the Security Trust Deed that it has power to become party to the Agreement and the Security Trust Deed as a Bank on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Substitution Certificate.

6. The Existing Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Agreement or the Security Documents or any document relating thereto and assumes no responsibility for the financial condition of the Borrower, each other TCN Entity and TeleWest or any other party to the Agreement or the Security Documents or for the performance and observance by the Borrower, each other TCN Entity and TeleWest or any other such party of any of its obligations under the Agreement or the Security Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Substitute hereby undertakes to the Existing Bank, the Borrower, the other TCN Entities, the Arrangers, the Security Trustee, the other Banks, the Bond Providers, the Interest Rate Beneficiaries and the Agent that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement and the Security Documents will be assumed by it after acceptance of this Substitution Certificate by the Agent.

8. This Substitution Certificate and the rights and obligations of the parties hereunder are governed by and shall be construed in accordance with English law.

NOTE: This Substitution Certificate is not a security, bond, note, debenture, investment or similar instrument.

AS WITNESS the hands of the authorised signatories of the parties hereto on the date appearing below.

                                  THE SCHEDULE

AMOUNT OF                        NEXT INTEREST                 PORTION NOVATED
CONTRIBUTION                     PAYMENT DATE(S)               ((POUND))

Tranche A Advance(s)
Tranche B Revolving
Advance(s)
Tranche B Term
Advance(s)

    AMOUNT OF COMMITMENT                            PORTION NOVATED ((POUND))





                      ADMINISTRATIVE DETAILS OF SUBSTITUTE

Lending office:

Account for payments:

Telephone:

Telex:

Fax:

Attention:

[Existing Bank]                             [Substitute]
By:                                         By:
Date:                                       Date:


The Agent
By:
Date:

on its own behalf
and on behalf of the Borrower, the other TCN Entities, the Arrangers, the Security Trustee, the Bond Providers, the Interest Rate Beneficiaries and the Banks.

                                   SCHEDULE 6

                                     PART A

                FORM OF COMPLIANCE CERTIFICATE TO BE ISSUED BY AN
                       AUTHORISED OFFICER OF THE BORROWER

CIBC Wood Gundy plc
Cottons Centre
Cottons Lane
London  SE1 2QL

Attention: Supervisor, Banking Services                                   [Date]

Dear Sirs

                    TELEWEST COMMUNICATIONS NETWORKS LIMITED
               (POUND)1,200,000,000 LOAN FACILITY, LOAN AGREEMENT
            DATED 22 MAY, 1996 (AS FROM TIME TO TIME AMENDED, VARIED,
                         EXTENDED, RESTATED OR REPLACED
                             (THE "LOAN AGREEMENT")

We refer to the Loan Agreement and deliver this Certificate in respect of the Quarterly Period ended [ ] pursuant to clause 10.1(j)(a)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate. Net Operating Cashflow shall herein be defined as "NOCF".

We confirm that on or as of the last day of the Quarterly Period ending [ ]:

1.      Consolidated TCN Group Net Operating Cashflow for the Six Month Period
        ended [      ] was [       ].

2.      **Consolidated Annualised TCN Group NOCF for the Six Month Period ended
        [       ], was [       ].

3.      **Total TCN Group Debt as at [         ] was [           ].

4.      **Tranche B Loan as at [        ] was [          ].

5.      ***Facility Debt Interest Charges for the Six Month Period ended
        [        ] was [       ].

6.      ****Total TCN Group Cash Paying Debt Interest Charges for the Six Month
        Period ended [        ] was [        ].


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

7.      ****Consolidated TeleWest Group NOCF for the Six Month Period ended
        [        ] was [        ].

8.      ****Total TeleWest Group Cash Paying Debt Interest Charges for the Six
        Month Period ended [        ] was [        ].

9. *****On the basis of projections provided by TeleWest management, Pro-forma Total TeleWest Group Debt Service for the twelve months
        commencing [         ] is [         ].

10. ******On the basis of projections provided by TeleWest management, Proforma Total TCN Group Debt Service for the twelve months commencing
        [          ].

Based on the above, we confirm that on [        ]:

(1)     *Actual Consolidated TCN Group NOCF divided by Consolidated TCN Group
        NOCF as set out in the Agreed Base Case was [   %].

(2)     **Tranche B Loan divided by Consolidated Annualised TCN Group NOCF was
        [   x].

(3)     ***Consolidated TCN Group NOCF divided by Facility Debt Interest Charges
        was [   x].

(4)     ****Consolidated TCN Group NOCF divided by Total TCN Group Cash Paying
        Debt Interest Charges was [   x].

(5)     ****Consolidated TeleWest Group NOCF divided by Total TeleWest Group
        Cash Paying Debt Interest Charges was [    x].

(6)     *****Consolidated Annualised TeleWest Group NOCF divided by Proforma
        Total TeleWest Group Debt Service was [    x].

(7)     ******Consolidated Annualised TCN Group NOCF divided by Proforma Total
        TCN Group Debt Service was [    x].

Based on the above, we confirm that the Borrower was in compliance with the
undertakings set out in clause 12.1(a) to (g) as at [            ].

We also confirm that the representations and warranties referred to in clause
9.3 including those deemed to be made by the Borrower pursuant to such clause are (subject as provided in clause 9.3) true and correct at the date hereof as if each was made with respect to the facts and circumstances existing at the date hereof.

                              FOR AND ON BEHALF OF
                             TELEWEST COMMUNICATIONS
                                NETWORKS LIMITED



                    ........................................
                               Authorised Officer

* To be reported until Total TCN Group Debt: Consolidated Annualised TCN Group NOCF is equal to or less than 5.0x for two consecutive quarters
**         To be reported with effect from 30 September 1996
***        To be reported with effect from 31 March 1997
****       To be reported with effect from 31 March 1998
*****      To be reported with effect from 31 March 1999
******     To be reported with effect from 31 June 2000

                                     PART B

               FORM OF COMPLIANCE CERTIFICATE TO BE ISSUED BY THE
                            AUDITORS OF THE TCN GROUP

CIBC Wood Gundy plc
Cottons Centre
Cottons Lane
London  SE1 2QL

Attention: Supervisor, Banking Services

Dear Sirs

                    TELEWEST COMMUNICATIONS NETWORKS LIMITED
      (POUND)1,200,000,000 LOAN FACILITY, LOAN AGREEMENT DATED 22 MAY, 1996
           AS FROM TIME TO TIME AMENDED, VARIED, EXTENDED, RESTATED OR
                         REPLACED (THE "LOAN AGREEMENT")

We refer to the Loan Agreement and, in accordance with our instructions, deliver
this Certificate in respect of the financial year ended 31 December [       ]
pursuant to clause 10.1(j)(a)(ii) thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate. Net Operating CashFlow shall be defined as "NOCF".

On the basis of the consolidated audited accounts of the Borrower and TeleWest for the financial year ended 31 December [ ] and on the basis of unaudited management accounts for the six month period ended 30 June [ ], we confirm that:

1.      Consolidated TCN Group Net Operating Cashflow for the Six Month Period
        ended [      ] was [      ].

2.      **Consolidated Annualised TCN Group NOCF for the Six Month Period ended
        [       ], was [       ].

3.      **Total TCN Group Debt as at [       ] was [           ].

4.      **Tranche B Loan as at [       ] was [          ].

5.      ***Facility Debt Interest Charges for the Six Month Period ended [     ]
        was [      ].

6.      ****Total TCN Group Cash Paying Debt Interest Charges for the Six Month
        Period ended 31 December [        ] was [        ].




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

7.      ****Consolidated TeleWest Group NOCF for the Six Month Period ended
        [      ] was [      ].

8.      ****Total TeleWest Group Cash Paying Debt Interest Charges for the Six
        Month Period ended [      ] was [      ].

9. *****On the basis of projections provided by TeleWest management, Pro-forma Total TeleWest Group Debt Service for the twelve months
        commencing [       ] is [       ].

10. ******On the basis of projections provided by TeleWest management, Proforma Total TCN Group Debt Service for the twelve months commencing
        [        ].

Based on the above, we confirm that on [        ]:

(A)     *Actual Consolidated TCN Group NOCF divided by Consolidated TCN Group
        NOCF as set out in the Agreed Base Case was [    %].

(B)     **Tranche B Loan divided by Consolidated Annualised TCN Group NOCF was
        [   x].

(C)     ***Consolidated TCN Group NOCF divided by Facility Debt Interest Charges
        was [   x].

(D)     ****Consolidated TCN Group NOCF divided by Total TCN Group Cash Paying
        Debt Interest Charges was [      x].

(E)     ****Consolidated TeleWest Group NOCF divided by Total TeleWest Group
        Cash Paying Debt Interest Charges was [   x].

(F)     *****Consolidated Annualised TeleWest Group NOCF divided by Proforma
        Total TeleWest Group Debt Service was [    x].

(G)     ******Consolidated Annualised TCN Group NOCF divided by Proforma Total
        TCN Group Debt Service was [     x].

Based on the above, we confirm that the Borrower was in compliance with the
undertakings set out in clause 12.1(a) to (g) as at [             ].

                              FOR AND ON BEHALF OF


           ..........................................................
                                    Auditors

* To be reported until Total TCN Group Debt: Consolidated Annualised TCN Group NOCF is equal to or less than 5.0x for two consecutive quarters
**         To be reported with effect from 31 December 1996
***        To be reported with effect from 31 December 1997
****       To be reported with effect from 31 December 1998
*****      To be reported with effect from 31 December 1999
******     To be reported with effect from 31 December 2000

                                   SCHEDULE 7

                          FORM OF DEED OF SUBORDINATION




                                DATED 22 MAY 1996




                           TELEWEST COMMUNICATIONS PLC


                                       and


                               CIBC WOOD GUNDY PLC
                               as Security Trustee




                  ---------------------------------------------

                              DEED OF SUBORDINATION
                  ---------------------------------------------

THIS DEED OF SUBORDINATION is dated 22 May, 1996 and made

BETWEEN:

(1) TELEWEST COMMUNICATIONS PLC (Company No. 2983307) whose registered office is at Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW (the "CREDITOR"); and

(2) CIBC WOOD GUNDY PLC of Cottons Centre, Cottons Lane, London SE1 2QL in its capacity as Security Trustee for the Beneficiaries (as defined below) (in this capacity, the "SECURITY TRUSTEE").

WHEREAS

(A) By an agreement dated 22 May, 1996 (as from time amended, varied, extended, restated or replaced the "LOAN AGREEMENT") and made between TeleWest Communications Networks Limited as Borrower (1), certain Subsidiaries of the Borrower (2), certain Associated Partnerships of the Borrower (3), the Arrangers (4), the banks and financial institutions whose names and addresses are set out in Part D of Schedule 1 thereto,
       (5) the Agent (6) and the Security Trustee (7), the Banks agreed, upon and subject to the terms and conditions of the Loan Agreement, to make available to the Borrower a revolving credit facility converting to a reducing term loan of up to(pound)1,200,000,000.

(B) The execution of this Deed is one of the conditions precedent to the obligation of each Bank to make its Commitment available under the Loan Agreement.

NOW IT IS AGREED as follows:

1.     INTERPRETATION

1.1    DEFINITIONS

In this Deed, unless the context otherwise requires:

"BENEFICIARIES" has the meaning ascribed thereto in the Security Trust Deed;

"COLLATERAL INSTRUMENTS" means the Security Documents, any guarantees and any other documents or instruments (including, without limitation, any other document or instrument creating or evidencing a mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, trust arrangement or security interest of any kind) which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for any of the Secured Liabilities under or pursuant to the Loan Agreement;

"INCAPACITY" means in relation to a person the death, bankruptcy, insolvency, liquidation, dissolution, winding-up, administration, receivership, amalgamation, reconstruction or other incapacity of that person whatsoever (and, in the case of a partnership, includes the termination or change in the composition of such partnership);

"INSOLVENCY EVENT" means, in relation to the Borrower or any of its Subsidiaries or Associated Partnerships (other than any Immaterial Group Entities) any of the events or circumstances described in clause 13.1(h) to (n) inclusive of the Loan Agreement;

"INSOLVENCY PROCEEDINGS" means winding-up, dissolution, liquidation, receivership, administration, voluntary arrangements, proceedings under Title 11 of the United States Bankruptcy Code or any proceedings in any jurisdiction which correspond with or have an effect equivalent to any of the same;

"LIABILITIES" means all obligations and liabilities whatsoever, whether express or implied, whether as principal or surety, whether present or future, actual or contingent, whether joint or several, in whatever style, name or form and in whatever currency denominated;

"PERMITTED AMOUNTS" means all amounts which the Borrower or any of its Subsidiaries are permitted to pay pursuant to Clauses 11.1(l), (m) and (n) of the Loan Agreement;

"SECURED LIABILITIES" means all obligations, present, future or contingent, joint or several, of any TCN Entity pursuant to the Loan Agreement and/or any Security Document; and

"SECURITY PROVIDER" means any person who has or may at any time hereafter enter into a Collateral Instrument.

1.2    DEFINED EXPRESSIONS

Unless the context requires or unless otherwise defined in this Deed, words and expressions defined in the Loan Agreement shall have the same meaning when used in this Deed (including its Recitals).

1.3    HEADINGS

Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.4    CONSTRUCTION OF CERTAIN TERMS

In this Deed, unless the context otherwise requires:

(a) references to clauses are to be construed as references to the clauses of this Deed;

(b) reference to (or to any specified provision of) this Deed or any other document shall be construed as references to this Deed, that provision or that document as in force for the time being and as amended in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Deed or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, the Security Trustee, all of the Banks, the Majority Banks or the Beneficiaries (as the case may be);

(c) references to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

(d) words importing the plural shall include the singular and vice versa;

(e)         references to a time of day are to London time;

(f) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any agency thereof;

(g) reference to "set-off" includes retention, compensation and balancing of accounts under Scots law;

(h) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets as a consequence of default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly; and

(i) references to any enactment shall be deemed to include references to such enactment as replaced, amended or re-enacted from time to time.

1.5         EFFECT AS A DEED

This Deed is intended to take effect as a deed notwithstanding that the Security Trustee and/or the Creditor may have executed it under hand only.

1.6         SUCCESSORS AND ASSIGNS

The expressions "BENEFICIARY", "SECURITY TRUSTEE", "BORROWER", "TCN ENTITY", "AGENT", "ARRANGER", "BANK", "SECURITY PROVIDER" and "CREDITOR" include, where the context admits, their respective successors, permitted assigns, in the case of the Banks, their Assignees and Substitutes, in the case of the Security Trustee such other person as may from time to time be appointed as Security Trustee for the Beneficiaries pursuant to the terms of the Security Trust Deed and, in the case of the

Agent, such other person as may from time to time be appointed as Agent pursuant to clause 18.11 of the Loan Agreement.

2.          RESTRICTED PAYMENTS

The Creditor undertakes with the Security Trustee that so long as any of the Secured Liabilities remain outstanding:

(a) it will not, and will procure that none of its Subsidiaries or Associated Partnerships (which are not TCN Entities) demand, take, accept or receive, by set-off or in any other manner, any Restricted Payment other than a Permitted Amount;

(b) it will not, and will procure that none of its Subsidiaries or Associated Partnerships (which are not TCN Entities) take, accept, receive or permit to exist any Encumbrance over all or any part of the present or future undertakings, assets, rights or revenues of any member of the TCN Group to secure any Restricted Payment;

(c) it will not, and will procure that none of its Subsidiaries, or Associated Partnerships (which are not TCN Entities) assign, transfer, create any Encumbrance over or otherwise dispose of any Restricted Payment other than a Permitted Amount; and

(d) it will not, and will procure that none of its Subsidiaries or Associated Partnerships (which are not TCN Entities) commence any proceedings against any member of the TCN Group in respect of any Restricted Payment, (including, without limitation, any action or step with a view to winding-up any member of the TCN Group).

3.          SUBORDINATION

3.1         INSOLVENCY EVENTS

Upon an Insolvency Event occurring in respect of any TCN Entity:

(a) the claims of the Creditor in respect of any Restricted Payment owed by that TCN Entity other than any Permitted Amounts shall be postponed in all respects to the Secured Liabilities;

(b) the Creditor shall not, unless otherwise directed by the Security Trustee, prove in any Insolvency Proceedings for any Restricted Payment, other than the Permitted Amounts until the Secured Liabilities have first been irrevocably paid or discharged in full (and for all purposes any payment or distribution of assets (whether in cash, property, securities or otherwise) received by the Security Trustee or any of the Beneficiaries shall only be taken to discharge the Secured Liabilities to the extent of the actual amount received);

(c) if the Creditor is directed by the Security Trustee to prove in any Insolvency Proceedings for all or any part of any Restricted Payment, other than any Permitted Amounts then it shall act in accordance with such directions and shall procure that any resultant payment or distribution of assets (whether in cash, property, securities or otherwise) shall be made by the liquidator of any member of the TCN Group or, as the case may be, any other person making the payment or distribution of assets (whether in cash, property, securities or otherwise) to the Security Trustee to the extent necessary to repay all the Secured Liabilities in full; and

(d) the Creditor hereby irrevocably authorises and directs the Security Trustee to submit any proof and/or to instruct the relevant liquidator or other person to make any payment or distribution of assets (whether in cash, property, securities or otherwise) in accordance with the foregoing.

3.2         PAYMENTS CONTRARY TO THIS DEED

In the event of:

(a) any payment or distribution of assets (whether in cash, property, securities or otherwise) being made to or right of set-off being exercised by the Creditor contrary to the provisions of this Deed; or

(b) any payment or distribution of assets (whether in cash, property, securities or otherwise) being made by a liquidator or any other person to the Creditor rather than to the Security Trustee as required by clause 3.1, the Creditor shall forthwith pay to the Security Trustee an amount equal to the payment or distribution of assets (whether in cash, property, securities or otherwise) which shall have been so received by it up to an aggregate amount equal to the Secured Liabilities or, as the case may be, in the case of set-off, an amount equal to the sum set-off up to an aggregate amount equal to the Secured Liabilities and, until such payment to the Security Trustee, the Creditor will hold such sums on trust for the Security Trustee (provided that, for the avoidance of doubt, this clause 3.2 shall not oblige the Creditor to create any Encumbrance in favour of the Security Trustee over such money or other property) and any sums so paid to the Security Trustee shall be applied in accordance with the terms of the Security Trust Deed.

3.3         SUBROGATION

If the Secured Liabilities are partially paid out of any proceeds received in respect of or on account of any Restricted Payment, the Creditor will not be subrogated to the Secured Liabilities so paid (or any Collateral Instrument) until the Secured Liabilities have been irrevocably paid in full.

4.          CONTINUING OBLIGATIONS

4.1         CONTINUING OBLIGATIONS

The obligations of the Creditor hereunder shall be continuing obligations and shall be and remain fully effective until this Deed is formally released following the discharge in full of the Secured Liabilities notwithstanding any intermediate reduction or settlement of the Secured Liabilities or any part thereof and notwithstanding any increase in or variation of the Secured Liabilities or any variation, extension or supplement to the Loan Agreement or any Security Documents.

4.2         STATEMENTS OF ACCOUNTS

Any statement of account of any TCN Entity, signed as correct by an officer of the Security Trustee, showing the amount of the Secured Liabilities shall be prima facie evidence of the amount of the Secured Liabilities.

4.3         CONTINUING SECURITY AND OTHER MATTERS

This Deed shall:

(a) secure the ultimate balance from time to time of the Secured Liabilities and shall be a continuing security, notwithstanding any settlement of account or other matter whatsoever;

(b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Security Trustee, the Beneficiaries or any of them; and

(c) not be in any prejudiced by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Security Trustee, the Beneficiaries or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with the Borrower or any Security Provider.

4.4         LIABILITY UNCONDITIONAL

The liability of the Creditor shall not be affected, discharged or reduced by reason of:

(a) the Incapacity or any change in the name, style or constitution of the Borrower or any other Security Provider;

(b) the Security Trustee, the Beneficiaries or any of them granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of, the Borrower or any other Security Provider or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any



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

            manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Borrower or any other Security Provider; or

(c) any act or omission which but for this provision might operate to exonerate the Creditor.

4.5         COLLATERAL INSTRUMENTS

None of the Beneficiaries or the Security Trustee shall be obliged to make any claim or demand on the Borrower or any other Security Provider or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Deed and no action taken or omitted by the Security Trustee or any Beneficiary in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Creditor under this Deed nor shall the Security Trustee or any Beneficiary be obliged to account for any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment.

4.6         SUSPENSE ACCOUNTS

Any money received in connection with this Deed (whether before or after any Incapacity of the Borrower, any other Security Provider or the Creditor) may be placed to the credit of an interest bearing suspense account with a view to preserving the rights of the Security Trustee and each Beneficiary to prove for the whole of their respective claims against the Borrower or any other person liable or may be applied in or towards satisfaction of such of the Secured Liabilities as the Security Trustee may from time to time determine in accordance with the terms of the Security Trust Deed (which determination shall, save in the case of manifest error, be conclusive). Interest shall accrue on monies from time to time standing to the credit of any suspense account at the rate agreed between the Security Trustee and the Creditor at the relevant time or, failing such agreement, the Security Trustee's overnight deposit rate from time to time and shall be credited to such suspense account or may be applied in or towards satisfaction of such of the Secured Liabilities as the Security Trustee may from time to time determine in accordance with the terms of the Security Trust Deed (which determination shall, save in the case of manifest error, be conclusive).

4.7         SETTLEMENTS CONDITIONAL

Any release, discharge or settlement between the Creditor and the Security Trustee or any of the Beneficiaries shall be conditional upon no security, disposition or payment to the Security Trustee, or any of the Beneficiaries by the Borrower or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Security Trustee shall be entitled to enforce this Deed subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.




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


4.8         RETENTION OF THIS DEED

Notwithstanding any other provision of this Deed, this Deed shall not be released, the Security Trustee shall be entitled to retain this Deed and all the provisions of this Deed shall remain in full force and effect until the irrevocable payment or discharge in full of all the Secured Liabilities. Following the irrevocable payment or discharge in full of all the Secured Liabilities, the Security Trustee shall forthwith release this Deed (and to effect or evidence such release shall execute such documents (at the cost of the Creditor) as the Creditor may reasonably require) and deliver this Deed, together with such documents, to the Creditor.

5.          REPRESENTATIONS AND WARRANTIES

5.1         REPRESENTATION AND WARRANTIES

The Creditor represents and warrants to the Security Trustee that:

(a)         Due Incorporation

            it is duly incorporated, validly existing as a limited liability company and has all requisite corporate power and authority to own its property and other assets and to carry on its business as it is now being conducted and is authorised to do business in each jurisdiction where such qualification or authorisation is required, except where the failure to so qualify, to be so authorised or to be in good standing would not have a material adverse effect on the ability of the Creditor to perform any of its obligations under this Deed;

(b)         Power of the Creditor

            the Creditor has all requisite power to execute, deliver and perform its obligations under this Deed and compliance has been made with all necessary requirements and all necessary action has been taken to authorise the execution, delivery and performance of the same;

(c)         Binding obligations

            this Deed constitutes valid and legally binding obligations of the Creditor enforceable in accordance with its terms subject to the qualifications contained in the legal opinions referred to in schedule 3 to the Loan Agreement which relate to this Deed and for this purpose any statement contained in the qualifications to any such legal opinion which relate to this Deed that no opinion is given or expressed in relation to any particular matter shall be deemed to be a qualification of such opinion as regards such matter;




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


(d)         No conflict with other obligations

            the execution and delivery of, the performance of its obligations under, and compliance with the provisions of, this Deed by the Creditor, will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which the Creditor is subject except where such contravention would not or would not be likely to have a material adverse effect on the ability of the Creditor to perform any of its obligations under or otherwise to comply with the terms of this Deed, (ii) contravene or conflict with any provision of the Memorandum and Articles of Association of the Creditor, (iii) breach any term of the Licences or the Necessary Authorisations, (iv) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement to which the Creditor is a party or is subject or by which it or any of its property is bound except where such breach or default would not or would not be likely to have a material adverse effect on the ability of the Creditor to perform any of its obligations under or otherwise to comply with the terms of this Deed or (v) result in the creation or imposition of or oblige the Creditor to create any Encumbrance (other than those created by the Security Documents) on any of the Creditor's material undertakings, assets, rights or revenues;

(e)         No litigation

            no litigation, arbitration or administrative proceeding is taking place, pending or, to the knowledge of the officers of the Creditor threatened against the Creditor which would or is reasonably likely to have a material adverse effect on the ability of the Creditor to fulfil its obligations under this Deed;

(f)         No filing required

            it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that this Deed or any other instrument be notarised, filed, recorded, registered or enrolled in any court or public office in the United Kingdom or that any stamp, registration or similar tax or charge be paid in the United Kingdom on or in relation to this Deed;

(g)         Choice of law

            the choice by the Creditor of English law to govern this Deed is valid and binding;

(h)         Consents obtained

            every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts required by the Creditor (i) to authorise the execution and delivery of this Deed or the performance by the Creditor of its obligations under this Deed or (ii) to ensure the validity, enforceability or admissibility in



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


            evidence of this Deed or the performance by the Creditor of its obligations under this Deed has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same which would, in any such case, adversely affect the execution, delivery, validity, enforceability or admissibility in evidence of this Deed or the performance by the Creditor of its obligations under this Deed.

5.2         REPETITION

The representations and warranties in clause 5.1 shall be deemed to be repeated by the Creditor in respect of itself and its Subsidiaries on and as of each Interest Payment Date and the date on which each Revolving Advance is made under the Loan Agreement.

6.          COVENANTS

6.1         COVENANTS BY TELEWEST

The Creditor hereby undertakes with the Security Trustee that from the date of this Deed and so long as any of the Secured Obligations remain outstanding or any Beneficiary remains under any commitment to any TCN Entity:

(a)         New Debt

            all Borrowed Money incurred or assumed by the Creditor after the date of the Loan Agreement (herein "NEW DEBT") will have a contractual maturity date falling not earlier than 1 January 2007 (and will be on terms which would not reasonably be considered by the Agent (acting on the instructions of the Majority Banks) to be materially more onerous than the terms currently applying to existing Senior Securities) except for;

            (i) Finance Leases where the asset in question has been sub-Finance Leased by TeleWest to a TCN Entity and such sub-Finance Lease falls within paragraph (v) of the definition of Permitted Borrowings;

            (ii) Borrowed Money where (a) the lender is a TCN Entity and (b) the relevant payment by the TCN Entity in question is a Permitted Payment;

            (iii) Borrowed Money comprising a guarantee or indemnity of any obligations of a TCN Entity;

            (iv) Borrowed Money resulting from a refinancing of any Borrowed Money of the Creditor outstanding at the date hereof provided that the principal amount thereof is not increased, the term thereof is not decreased and the terms and conditions thereof taken as a whole (taking into account the pricing, covenants (unless TeleWest shall



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

                  have entered into covenants in substantially the same form with or for the benefit of the Banks) and term) are not materially more onerous than the terms applying to the existing Borrowed Money;

            (v) any hedging entered into (1) in compliance with paragraph (g) below, (2) in connection with any Borrowed Money falling within paragraph (iv) of this clause 6.1(a) or (3) in connection with any Borrowed Money having a contractual maturity date falling not earlier than 1 January 2007; and

            (vi) any Borrowed Money not within sub-paragraphs (i) to (v) (inclusive) above and not exceeding in aggregate (pound)5,000,000;

(b)         Rolling Gateway

            the Creditor will not incur or assume any Borrowed Money after the date hereof (other than Borrowed Money referred to in paragraphs (i) to (v) of clause 6.1(a)) unless at the time of incurring or assuming the same and immediately following such incurrence or assumption the ratio of Total TeleWest Group Debt to Consolidated Annualised TeleWest Group Net Operating Cash Flow is equal to or less than 4.0:1.

(c)         Change to Senior Securities

            to ensure that there is no change to the terms and conditions of the Senior Securities which would reasonably be considered to be materially adverse by the Agent (acting on the instructions of the Majority Banks).

(d)         Nature of Acquisitions

            not to make any acquisitions of any companies or businesses other than those engaged in the cable/telecommunications business, any television and/or licensing business or any programming guide or telephone directory business.

            The above prohibition will cease and shall have no further effect on the first occasion upon which the ratio of Total TeleWest Group Debt to Consolidated Annualised TeleWest Group Operating Cash Flow is or is less than 5 to 1.

(e)         Adequacy of finance

            to ensure that for a period of at least 18 months following the acquisition by any Restricted Person of a cable television and/or telecommunications franchise adequate monies are available to the relevant Restricted Person to finance the working capital and capital expenditure requirements of such franchise.




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

(f)         Financial Information

            to provide to the Agent copies of all circulars, statements and other information about the Creditor at the time that the same is made generally available by the Creditor to the public or to the shareholders of the Creditor, including, without limitation, Forms 10K and 10Q (and any equivalent replacement thereof) for the TeleWest Group.

(g)         Hedging

            to maintain foreign exchange arrangements in relation to the Senior Securities which cap the Sterling amount of the liabilities under the Senior Securities at no more than the maximum sterling amount payable under the hedging arrangements in place at the date hereof in relation to the Senior Securities.

(h)         Borrower to be wholly-owned

            to ensure that the Borrower remains its wholly-owned and controlled Subsidiary.

7.          BENEFIT OF THIS DEED

7.1         BENEFIT AND BURDEN

This Deed shall be binding upon the Creditor and its successors in title and shall enure for the benefit of the Security Trustee (and any successor Security Trustee appointed pursuant to the provisions of the Security Trust Deed) and their respective successors for the benefit of the Beneficiaries in accordance with the provisions of the Security Trust Deed.

7.2         CHANGES IN CONSTITUTION OR REORGANISATION OF BANKS

For the avoidance of doubt and without prejudice to the provisions of clause 7.1, this Deed shall remain binding on the Creditor notwithstanding any change in the constitution of the Security Trustee or any of the Beneficiaries or their or its absorption in, or amalgamation with, or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Deed shall remain valid and effective in all respects in favour of the Security Trustee (and any successor Security Trustee appointed pursuant to the provisions of the Security Trust Deed and their respective successors in title) as trustee for the Beneficiaries and any assignee, transferee or other successor in title of a Beneficiary.

7.3         NO ASSIGNMENT BY THE CREDITOR

The Creditor may not assign or transfer any of its rights or obligations under this Deed.




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

7.4         THE SECURITY TRUST DEED

The Creditor and the Security Trustee hereby acknowledge that the covenants of the Creditor contained in this Deed and the rights constituted by this Deed and all moneys, property and assets paid to, or held, received or recovered by the Security Trustee pursuant to or in connection with this Deed are held by the Security Trustee subject to and on the terms of the trusts declared in the Security Trust Deed.

8.          NOTICES AND OTHER MATTERS

8.1         NOTICES

Every notice, request, demand or other communication under this Deed shall be given in accordance with clause 19.1(a) and (b) of the Loan Agreement and shall be sent to the Creditor at its address set out above (facsimile number: 01483 750901) or to the Security Trustee at its address or telex or facsimile number set out in clause 19.1(c)(ii) of the Loan Agreement or to such other address or such telex or facsimile number as is notified by one party to this Deed to the other.

8.2         NO IMPLIED WAIVERS, REMEDIES CUMULATIVE

No failure or delay on the part of the Security Trustee or the Beneficiaries (or any of them) to exercise any power, right or remedy under this Deed shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or the Beneficiaries (or any of them) of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Deed are cumulative and are not exclusive of any remedies provided by law.

8.3         OTHER COLLATERAL INSTRUMENTS

The Creditor agrees to be bound by this Deed notwithstanding that any other person intended to execute or to be bound by any Collateral Instrument may not do so or may not be effectively bound and notwithstanding that such other Collateral Instrument may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Security Trustee or any of the Beneficiaries.

8.4         SEVERABILITY

Each of the provisions of this Deed is severable and distinct from one another and if at any time one or more of such provisions is or becomes illegal, invalid or unenforceable under any applicable law the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.




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


9.          LAW AND JURISDICTION

9.1         GOVERNING LAW

This Deed is governed by and shall be construed in accordance with English law.


IN WITNESS whereof the parties to this Deed have caused this Deed to be duly executed on the date first above written.


EXECUTED by
TELEWEST COMMUNICATIONS PLC

By:


                  .............................
                  Director



                  ..............................
                  Director/Secretary




Signed for and on behalf of         )
CIBC WOOD GUNDY PLC                 )
by:                                 )





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



                                   SCHEDULE 8

                              EXISTING ENCUMBRANCES

                                     PART I


            COMPANY                                Encumbrance

A. Theseus No. 1 Limited                (i)   Partnership Interest Accession
                                              Agreement dated 21st November,
                                              1994 with The Toronto-Dominion
                                              Bank relating to a Pledge and
                                              Security Agreement dated 4
                                              October, 1993 relating to a pledge
                                              of partnership interest in Avon
                                              Cable Limited Partnership or
                                              London South Cable Partnership in
                                              favour of The Toronto-Dominion
                                              Bank.

                                        (ii)  Partnership Interest Accession
                                              Agreement dated 21st November,
                                              1994 with Canadian Imperial Bank
                                              of Commerce relating to a Pledge
                                              and Security Agreement dated 13
                                              June, 1994 relating to a pledge of
                                              partnership interest in Edinburgh
                                              Cable Limited Partnership.

                                        (iii) Deed of Adherence dated 21st
                                              November, 1994 with The
                                              Toronto-Dominion Bank.

                                        (iv)  Deed of Adherence dated 21st
                                              November, 1994 with Canadian
                                              Imperial Bank of Commerce.

                                        (v)   Deed of Subordination dated 21st
                                              November, 1994 with The
                                              Toronto-Dominion Bank.

                                        (vi)  Deed of Subordination dated 21st
                                              November, 1994 with Canadian
                                              Imperial Bank of Commerce.

B. Theseus No. 2 Limited                (i)   Partnership Interest Accession
                                              Agreement dated 21st November,
                                              1994 with The Toronto-Dominion
                                              Bank relating to a Pledge and
                                              Security Agreement dated 4
                                              October, 1993 relating to a pledge
                                              of partnership interest in Avon
                                              Cable Limited Partnership or
                                              London South Cable Partnership in
                                              favour of The Toronto-Dominion
                                              Bank.




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

                                        (ii)  Partnership Interest Accession
                                              Agreement dated 21st November,
                                              1994 with Canadian Imperial Bank
                                              of Commerce relating to a Pledge
                                              and Security Agreement dated 13
                                              June, 1994 relating to a pledge of
                                              partnership interest in Edinburgh
                                              Cable Limited Partnership.

                                        (iii) Deed of Adherence dated 21st
                                              November, 1994 with The
                                              Toronto-Dominion Bank.

                                        (iv)  Deed of Adherence dated 21st
                                              November, 1994 with Canadian
                                              Imperial Bank of Commerce.

                                        (v)   Deed of Subordination dated 21st
                                              November, 1994 with The
                                              Toronto-Dominion Bank.

                                        (vi)  Deed of Subordination dated 21st
                                              November, 1994 with Canadian
                                              Imperial Bank of Commerce.

C. TeleWest Holdings Limited            (i)   Pledge over shares in TeleWest
                                              Scotland Holdings Limited dated 23
                                              May and 13 June 1994 in favour of
                                              Canadian Imperial Bank of Commerce
                                              assigned by TCI/US WEST Cable
                                              Communications Inc. to TeleWest
                                              Holdings Limited.

                                        (ii)  Assignation of share pledge dated
                                              21st November, 1994 with Canadian
                                              Imperial Bank of Commerce.

                                        (iii) Mortgage of Shares dated 21st
                                              November, 1994 with The
                                              Toronto-Dominion Bank.

                                        (iv)  Deed of Subordination dated 21st
                                              November, 1994 in favour of The
                                              Toronto-Dominion Bank.

                                        (v)   Deed of Subordination dated 21st
                                              November, 1994 in favour of
                                              Canadian Imperial Bank of
                                              Commerce.

D. United Artists
   Communications (Nominees)
   Limited                              (i)   Mortgage of Shares dated 4th
                                              October, 1993 with The
                                              Toronto-Dominion Bank.



                                        (ii)  Charge over Shares dated 4
                                              October, 1993 in United Artists
                                              Communications (Avon) Limited in
                                              favour of The Toronto-Dominion
                                              Bank.

                                        (iii) Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank.




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



E. London South Cable                   (i)   Debenture dated 4 October, 1993 in
   Partnership                                favour of The Toronto-Dominion
                                              Bank.
F. Avon Cable Limited
   Partnership                          (i)   Debenture dated 4 October, 1993 in
                                              favour of The Toronto-Dominion
G. United Artists                             Bank.
   Communications
   (London South) Limited               (i)   Debenture dated 4 October, 1993 in
                                              favour of The Toronto-Dominion
                                              Bank.

                                        (ii)  Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank.

H. United Artists
   Communications                       (i)   Debenture dated 4 October, 1993 in
                                              favour of Communications (Avon)
                                              LimitedThe Toronto- Dominion Bank.

                                        (ii)  Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank.

I. TCI/US WEST Cable                    (i)   Charge over Shares dated 4
                                              October, 1993 in United Artists
                                              Communications (Avon) Limited in
                                              favour of The Toronto-Dominion
                                              Bank.

                                        (ii)  Pledge and Security Agreement
                                              dated 4 October, 1993 with The
                                              Toronto-Dominion Bank.

                                        (iii) Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Bank (as partner of Avon
                                              Cable Limited Partnership).

                                        (iv)  Pledge and Security Agreement
                                              dated 13 June, 1994 in favour of
                                              Canadian Imperial Bank of
                                              Commerce.

                                        (v)   Deed of Subordination dated 13
                                              June, 1994 with Canadian Imperial
                                              Bank of Commerce.

J. The Cable Equipment Store
   Limited                              (i)   Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank. (ii)
                                              Mortgage of Shares dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank.

                                        (iii) Deed of Subordination dated 13
                                              June, 1994 with Canadian Imperial
                                              Bank of Commerce.






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

K. Avon Cable Investments
   Limited                              (i)   Pledge and Security Agreement
                                              dated 4 October, 1993 with The
                                              Toronto-Dominion Bank.




                                        (ii)  Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank (as partner
                                              of Avon Cable Limited
                                              Partnership).

                                        (iii) Legal Mortgage dated 25 February,
                                              1994 with The Toronto-Dominion
                                              Bank.

                                        (iv)  Debenture dated 4 October, 1993
                                              with The Toronto-Dominion Bank.

L. Crystal Palace Radio Limited         (i)   Pledge and Security Agreement
                                              dated 4 October, 1993 with The
                                              Toronto-Dominion Bank.

                                        (ii)  Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank (as partner
                                              of London South Cable
                                              Partnership).

                                        (iii) Debenture dated 8 March, 1990 in
                                              favour of The Toronto-Dominion
                                              Bank.

                                        (iv)  Debenture dated 4 October, 1993 in
                                              favour of The Toronto-Dominion
                                              Bank.

                                        (v)   Mortgage of Shares dated 6 April,
                                              1994 in favour of The
                                              Toronto-Dominion Bank.

M. United Cable (London South)
   Limited Partnership                  (i)   Pledge and Security Agreement
                                              dated 4 October 1993 with The
                                              Toronto-Dominion Bank.



                                        (ii)  Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank (as partner
                                              of London South Cable
                                              Partnership).

                                        (iii) Mortgage of Shares dated 6 April,
                                              1994 in favour of The
                                              Toronto-Dominion Bank.

N. TeleWest Communications              (i)   Deed of Subordination dated 4
                                              October, 1993 with The
                                              Toronto-Dominion Bank.

                                        (ii)  Deed of Subordination dated 13
                                              June, 1994 with Canadian Imperial
                                              Bank of Commerce.

O. Edinburgh Cable Limited
   Partnership                           (i)   Guarantee and Debenture dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.


P. TeleWest Scotland Holdings
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.


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

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

                                        (iii) Pledge over shares dated 21
                                              September and 12 October 1994 in
                                              Tayside Cable Systems Limited,
                                              Kingdom Cablevision Limited,
                                              Scotcable (Motherwell) Limited,
                                              Scotcable (Cumbernauld) Limited,
                                              Scotcable (Dumbarton) Limited,
                                              Cable North (Forth District)
                                              Limited in favour of Canadian
                                              Imperial Bank of Commerce.

                                        (iv)  Pledge over shares dated 21
                                              September and 12 October, 1994 in
                                              United Artists Communications
                                              (Scotland) Limited in favour of
                                              Canadian Imperial Bank of
                                              Commerce.

Q. Tayside Cable Systems                (i)   Debenture dated 13 June, 1994 in
   Limited                                    favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

                                        (iii) Standard Security dated 13 June,
                                              1994 and recorded 24 June, 1994 in
                                              relation to the property at
                                              Speygate/Canal Street, Perth.

                                        (iv)  Pledge of shares in Dundee Cable
                                              and Satellite Limited and Perth
                                              Cable Television Limited dated 23
                                              May and 13 June, 1994 in favour of
                                              Canadian Imperial Bank of
                                              Commerce.

R. Kingdom Cablevision Limited          (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

S. Scotcable (Motherwell)
   Limited                              (i)   Debenture 13 June, 1994 in favour
                                              of Canadian Imperial Bank of
                                              Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

T. Dundee Cable and Satellite
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

U. Perth Cable Television
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

V. Scotcable (Cumbernauld)
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

W. Scotcable (Dumbarton)
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

X. Cable North (Forth District)
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

Y. United Artists
   Communications                       (i)   Debenture dated 13 June, 1994 in
                                              favour of (Scotland)
                                              LimitedCanadian Imperial Bank of
                                              Commerce. (ii) Bond and floating
                                              charge dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (iii) Standard Securities dated 13 June,
                                              1994 and recorded 24 June, 1994 in
                                              relation to properties at 1 South
                                              Gyle Crescent Lane, Edinburgh and
                                              4 Bankhead Avenue, Glenrothes.

                                        (iv)  Pledge of shares in Capital City
                                              Cablevision Limited, Edinburgh
                                              Cablevision Limited and
                                              Hieronymous Limited dated 23 May
                                              and 13 June, 1994 in favour of
                                              Canadian Imperial Bank of
                                              Commerce.

Z. Capital City Cablevision
   Limited                              (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

AA. Edinburgh Cablevision
    Limited                             (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.


                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

AB. Hieronymous Limited                 (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce.

                                        (ii)  Bond and floating charge dated 13
                                              June, 1994 in favour of Canadian
                                              Imperial Bank of Commerce.

AC. Edinburgh Cable Limited
    Partnership                         (i)   Debenture dated 13 June, 1994 in
                                              favour of Canadian Imperial Bank
                                              of Commerce as partner of the
                                              partnership created by the
                                              Edinburgh Cable Joint Venture
                                              Agreement.

                                     PART II

   COMPANY/PARTNERSHIP                             ENCUMBRANCE


A. United Artists Communications
   (South East) Limited                 (i)   Mortgage of deposited moneys dated
                                              21st January, 1994 with
                                              Electricity Supply Nominees
                                              Limited.

                                        (ii)  Deed of Variation and Further
                                              Charge dated 26th June, 1995 with
                                              Electricity Supply Nominees
                                              Limited.

B. United Artists Communications
   (Avon) Limited                       (i)   Legal charge dated 9 October, 1991
                                              in favour of Barclays Bank Plc
                                              over Units 550 and 700 Aztec West,
                                              Almondsbury.


C. United Artists Communications
   (North East) Limited                 (i)   Deed of Charge over Credit Balance
                                              dated 3 March, 1993 in favour of
                                              Barclays Bank Plc.

D. United Artists Communications
   (London South) Limited               (i)   Mortgage dated 29 August, 1986 in
                                              favour of Singer & Friedlander
                                              Limited over Communications House,
                                              Croydon.

                                        (ii)  Mortgage dated 23 March, 1992 in
                                              favour of National Westminster
                                              Bank Plc over Shannon Commercial
                                              Centre, New Malden.

E. Avon Cable Partnership               (i)   Mortgage dated 4 October, 1993 in
                                              favour of Barclays Bank Plc over
                                              Unit 7 Hawkfield Business Park,
                                              Whitchurch.

F. TeleWest Holdings Limited            (i)   Mortgage of Shares in Cable London
                                              PLC dated 29 September, 1995 with
                                              Canadian Imperial Bank of
                                              Commerce.

                                    PART III


            COMPANY/PARTNERSHIP                       ENCUMBRANCE


A. Scotcable (Motherwell) Limited             Standard Security granted or to be
                                              granted over premises at Bothwell
                                              Park Industrial Estate, Uddingston
                                              in favour of British Linen Bank
                                              Limited

                                   SCHEDULE 9

                                     PART A
                                THE AVON LICENCES

Telecommunications Act 1984 Licence:

======================================================================================================================
LICENCE HOLDER                          LICENCE AREA                            DATE OF GRANT
- ----------------------------------------------------------------------------------------------------------------------
United Artists                          Avon                                    05.12.89
Communications (Avon)
Limited
======================================================================================================================

Broadcasting Act 1990 - Local Delivery Licence:

=========================================================================================================================
LICENCE HOLDER                          LICENCE NO.          LICENCE AREA          DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
United Artists                          LDS005               Avon                  16.10.91
Communications (Avon)
Limited
=========================================================================================================================


                                     PART B
                             THE COTSWOLDS LICENCES

Telecommunications Act 1984 Licence:

==========================================================================================================================
                LICENCE HOLDER                    LICENCE AREA                                      DATE OF GRANT
- --------------------------------------------------------------------------------------------------------------------------
United Artists Communications                     Cheltenham and Gloucester                         26.08.88
(Cotswolds) Limited
==========================================================================================================================

Broadcasting Act 1990 - Local Delivery Licence:

=============================================================================================================================
            LICENCE HOLDER               LICENCE NO.                   LICENCE AREA                       DATE OF GRANT
- -----------------------------------------------------------------------------------------------------------------------------
United Artists Communications             LDS009                        Cheltenham and                      16.10.91
(Cotswolds) Limited                                                     Gloucester
=============================================================================================================================

                                     PART C
                            THE LONDON SOUTH LICENCES

Telecommunications Act 1984 Licence:

======================================================================================================================
LICENCE HOLDER                          LICENCE AREA                            DATE OF GRANT
- ----------------------------------------------------------------------------------------------------------------------
United Artists                          Croydon                                 14.01.94
Communications (London                  Kingston and Richmond                   08.05.90
South) Limited                          Merton and Sutton                       23.01.90
======================================================================================================================

Cable and Broadcasting Act 1984 - Prescribed Diffusion Service Licences:

=========================================================================================================================
LICENCE HOLDER                          LICENCE NO.             LICENCE AREA              DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
United Artists                          PDSL021                 Merton and                15.03.90
Communications (London                                          Sutton
South) Limited                          PDSL109                 Kingston and              03.12.90
                                                                Richmond
=========================================================================================================================

Broadcasting Act 1990 - Local Delivery Licence:

=========================================================================================================================
LICENCE HOLDER                          LICENCE NO.             LICENCE AREA              DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
United Artists                          LDS002                  Croydon                   16.10.91
Communications (London
South) Limited
=========================================================================================================================

                                     PART D
                             THE NORTH EAST LICENCES

Telecommunications Act 1984 Licence:

===================================================================================================================
             LICENCE HOLDER                LICENCE AREA                                      DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------
United Artists Communications              Tyneside                                          26.04.91
(North East) Partnership
===================================================================================================================

Cable and Broadcasting Act 1984 - Prescribed Diffusion Service Licence:

=========================================================================================================================
       LICENCE HOLDER          LICENCE NO.                   LICENCE AREA                            DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
United Artists                 PDSL 030                      Tyneside                                03.09.90
Communications
(North East) Limited
=========================================================================================================================


                                     PART E
                              THE SCOTLAND LICENCES

Telecommunications Act 1984 Licence:

======================================================================================================================
LICENCE HOLDER                          LICENCE AREA                            DATE OF GRANT
======================================================================================================================
United Artists                          Edinburgh                               20.12.90
Communications (Scotland)
Limited
- ----------------------------------------------------------------------------------------------------------------------
Scotcable (Cumbernauld)                 Cumbernauld and Monklands               18.01.90
Limited
- ----------------------------------------------------------------------------------------------------------------------
Scotcable (Dumbarton)                   Dumbarton                               18.01.90
Limited
- ----------------------------------------------------------------------------------------------------------------------
Tayside Cable Systems                   Dundee                                  17.01.91
Limited                                 Perth                                   17.01.91
- ----------------------------------------------------------------------------------------------------------------------
Cable North (Forth District)            Falkirk and Livingstone                 11.11.90
Limited
- ----------------------------------------------------------------------------------------------------------------------
Kingdom Cablevision                     Glenrothes and Kirkcaldy                18.04.91
Limited
- ----------------------------------------------------------------------------------------------------------------------
Scotcable (Motherwell)                  Motherwell, Hamilton and                18.01.90
Limited                                 East Kilbride
======================================================================================================================

Cable and Broadcasting Act 1984 - Prescribed Diffusion Service Licences:

=========================================================================================================================
LICENCE HOLDER                 LICENCE NO.                   LICENCE AREA                   DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
Scotcable                      PDSL 115                      Cumbernauld and                03.12.90
(Cumbernauld)                                                Monkland
Limited
- -------------------------------------------------------------------------------------------------------------------------
Scotcable                      PDSL 117                      Dumbarton                      03.12.90
(Dumbarton) Limited
- -------------------------------------------------------------------------------------------------------------------------
Tayside Cable                  PDSL 069                      Dundee                         03.12.90
Systems Limited                PDSL 113                      Perth                          03.12.90
- -------------------------------------------------------------------------------------------------------------------------
Cable North (Forth             PDSL 101                      Falkirk and                    03.12.90
District) Limited                                            Livingstone
- -------------------------------------------------------------------------------------------------------------------------
Kingdom Cablevision            PDSL 064                      Glenrothes and                 03.12.90
Limited                                                      Kirkcaldy
- -------------------------------------------------------------------------------------------------------------------------
Scotcable                      PDSL 116                      Motherwell,                    03.12.90
(Motherwell) Limited                                         Hamilton and East
                                                             Kilbride
=========================================================================================================================

Broadcasting Act 1990 - Local Delivery Licence:

=========================================================================================================================
LICENCE HOLDER                          LICENCE NO.                LICENCE AREA                DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
United Artists                          LDS 008                    Edinburgh                   16.10.91
Communications (Scotland)
Limited
=========================================================================================================================

                                     PART F
                             THE SOUTH EAST LICENCES

Telecommunications Act 1984 Licences:

===================================================================================================================
             LICENCE HOLDER                LICENCE AREA                                      DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------
United Artists Communications              Basildon, Brentwood and                           14.11.90
(North Thames Estuary)                     Chelmsford
Limited
- -------------------------------------------------------------------------------------------------------------------
United Artists Communications              Chatham, Gillingham,                              30.11.90
(South Thames Estuary) Limited             Gravesend, Maidstone,
                                           Northfleet, Rochester and
                                           Sittingbourne
===================================================================================================================

Broadcasting Act 1990 - Local Delivery Licences:

=========================================================================================================================
LICENCE HOLDER                 LICENCE NO.                   LICENCE AREA                            DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
United Artists                 LDS006                        Basildon, Brentwood                     16.10.91
Communications                                               and Chelmsford
(North Thames
Estuary) Limited
- -------------------------------------------------------------------------------------------------------------------------
United Artists                 LDS007                        Chatham,                                16.10.91
Communications                                               Gillingham,
(South Thames                                                Gravesend,
Estuary) Limited                                             Maidstone,
                                                             Northfleet, Rochester
                                                             and Sittingbourne
=========================================================================================================================

                                     PART G
                                THE SBCC LICENCES

Telecommunications Act 1984 Licences:

===================================================================================================================
             LICENCE HOLDER                LICENCE AREA                                      DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------
Cable Communications                       Merseyside                                        14.10.89
Liverpool Limited
- -------------------------------------------------------------------------------------------------------------------
Cable Communications                       North Liverpool and Sefton                        30.11.90
Liverpool Limited
- -------------------------------------------------------------------------------------------------------------------
Cable Communications St.                   St. Helens and Knowsley                           08.12.90
Helens & Knowsley Limited
- -------------------------------------------------------------------------------------------------------------------
Cable Communications Wigan                 Wigan                                             14.11.90
Limited
- -------------------------------------------------------------------------------------------------------------------
Cable Communications (Central              Central Lancashire                                14.10.89
Lancashire) Limited
- -------------------------------------------------------------------------------------------------------------------
Telford Communications                     Telford                                           12.04.91
Limited
- -------------------------------------------------------------------------------------------------------------------
Midlands Cable                             Black Country                                     25.01.91
Communications Limited
===================================================================================================================

Cable and Broadcasting Act 1984 - Prescribed Diffusion Service Licences:

=========================================================================================================================
       LICENCE HOLDER          LICENCE NO.                   LICENCE AREA                            DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
Cable                          PDSL 007                      Merseyside                              14.09.84
Communications
Liverpool Limited
- -------------------------------------------------------------------------------------------------------------------------
Cable                          PDSL 077                      North Liverpool and                     03.12.90
Communications                                               Sefton
Liverpool Limited
- -------------------------------------------------------------------------------------------------------------------------
Cable                          PDSL 076                      St. Helens and                          03.12.90
Communications St.                                           Knowsley
Helens & Knowsley
Limited
- -------------------------------------------------------------------------------------------------------------------------
Cable                          PDSL 105                      Wigan                                   03.12.90
Communications
Wigan Limited
- -------------------------------------------------------------------------------------------------------------------------
Cable                          PDSL 016                      Central Lancashire                      17.10.89
Communications
(Central Lancashire)
Limited
- -------------------------------------------------------------------------------------------------------------------------
Telford                        PDSL 132                      Telford                                 03.12.90
Telecommunications
Limited
- -------------------------------------------------------------------------------------------------------------------------
Midlands Cable                 PSDL 131                      Black Country                           03.12.90
Communications
Limited
=========================================================================================================================

Broadcasting Act 1990 - Local Delivery Licence:

=========================================================================================================================
       LICENCE HOLDER          LICENCE NO.                   LICENCE AREA                            DATE OF GRANT
- -------------------------------------------------------------------------------------------------------------------------
Cable                          LDS 011                       Fylde and Wyre                          16.12.94
Communications
Fylde & Wyre
Limited
=========================================================================================================================

                                   SCHEDULE 10

                              PRINCIPAL AGREEMENTS

                                     PART A

                           BT INTERCONNECT AGREEMENTS

(i) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (London South) plc and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995, relating to the Croydon franchise area;

(ii) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (London South) plc and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995, relating to the Merton and Sutton franchise areas;

(ii) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (London South) plc and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995, relating to the Kingston and Richmond franchise areas;

(iv) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (Cotswolds) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(v) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (Avon) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(vi) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (North East) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(vii) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (North Thames Estuary) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(viii) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (South Thames Estuary) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(ix) Interconnect letter agreement dated 17 December 1993 made between United Artists Communications (Scotland) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(x) Interconnect letter agreement dated 17 December 1993 made between Scotcable (Motherwell) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(xi) Interconnect letter agreement dated 17 December 1993 made between Scotcable (Cumbernauld) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(xii) Interconnect letter agreement dated 17 December 1993 made between Scotcable (Dumbarton) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(xiii) Interconnect letter agreement dated 17 December 1993 made between Tayside Cable Systems Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 about 17 July 1995, relating to the Dundee, Broughty Ferry, Tayside, Monifieth and Carnoustie franchises;

(xiv) Interconnect letter agreement dated 17 December 1993 made between Tayside Cable Systems Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995, relating to the Perth franchise area;

(xv) Interconnect letter agreement dated 17 December 1993 made between Kingdom Cablevision Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(xvi) Interconnect letter agreement dated 17 December 1993 made between Cable North (Forth District) Limited and British Telecommunications Plc as amended by supplemental agreements dated 26 May 1994, 19 January 1995 and about 17 July 1995;

(xvii) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Cable Communications St Helens and Knowsley Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and during July 1995;

(xviii) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Cable Communications (Liverpool) Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and about 17 July 1995 relating to the North Liverpool franchise;

(xix) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Cable Communications (Liverpool) Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and during July 1995 relating to the South Liverpool franchise;

(xx) Multiple Systems Operator Agreement dated 23 December 1993 between British Telecommunications Plc and SBC CableComms (UK) Limited.

(xxi) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Midlands Cable Communications Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and during July 1995;

(xxii) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Telford Telecommunications Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and during July 1995;

(xxiii) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Cable Communications (Wigan) Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and during July 1995;

(xxiv) Interconnect agreement dated 23 December 1993 made between British Telecommunications Plc and Cable Communications (Central Lancashire) Limited as amended by supplemental agreements dated 23 May 1994, 31 March 1995 and during July 1995;


                                     PART B

                     SKY STANDARD CABLE OPERATOR AGREEMENTS

(i) Standard Cable Operator Agreement dated 25 February 1993 made between Sky Television Plc, British Sky Broadcasting Limited, TeleWest Communications Group Limited and certain other companies party thereto;

(ii) Standard Cable Operator Agreement dated 30 April 1995 made between British Sky Broadcasting Limited, British Sky Broadcasting Group Plc, TeleWest Communications plc and the other companies party thereto as amended by all or any of the following:

            (a)     letter from TeleWest to BSkyB dated 27 June 1995,
            (b) letter to British Sky Broadcasting Limited and British Sky Broadcasting Group Plc from TeleWest Communications plc dated 25 May 1995, and

            (c) undated letter from British Sky Broadcasting Limited and British Sky Broadcasting Group Plc to TeleWest Communications Plc; and

(iii) Unsigned/undated agreement between British Sky Broadcasting Limited, Sky Television Limited, SBC Cablecomms UK and certain other companies party thereto.

THE BORROWER

SIGNED for and on behalf of                 )
TELEWEST COMMUNICATIONS                     )             STEPHEN DAVIDSON
NETWORKS LIMITED                            )

THE ORIGINAL CHARGING SUBSIDIARIES

SIGNED for and on behalf of each of
TELEWEST COMMUNICATIONS GROUP LIMITED
TELEWEST COMMUNICATIONS CABLE LIMITED
TELEWEST HOLDINGS LIMITED
TELEWEST PARLIAMENTARY HOLDINGS LIMITED
THESEUS NO. 1 LIMITED
THESEUS NO. 2 LIMITED
THE CABLE EQUIPMENT STORE LIMITED
UNITED ARTISTS COMMUNICATIONS (COTSWOLDS) LIMITED
UNITED ARTISTS COMMUNICATIONS (NOMINEES) LIMITED
UNITED ARTISTS COMMUNICATIONS (NORTH EAST) LIMITED
UNITED ARTISTS COMMUNICATIONS (SOUTH EAST) LIMITED
UNITED ARTISTS COMMUNICATIONS (SOUTH THAMES ESTUARY) LIMITED
UNITED ARTISTS COMMUNICATIONS (TYNESIDE) LIMITED
SBC CABLECOMMS (UK) LIMITED
SOUTHWESTERN BELL INTERNATIONAL HOLDINGS LIMITED
MIDLANDS CABLE COMMUNICATIONS LIMITED
TELFORD TELECOMMUNICATIONS LIMITED
NORTHWEST CABLE COMMUNICATIONS LIMITED
CABLE COMMUNICATIONS WIGAN LIMITED
CABLE COMMUNICATIONS (CENTRAL LANCASHIRE) LIMITED
CABLE COMMUNICATIONS LIVERPOOL LIMITED
CABLE COMMUNICATIONS (ST. HELENS & KNOWSLEY) LIMITED
TELEWEST (MOTHERWELL) LIMITED
UNITED ARTISTS COMMUNICATIONS (LONDON SOUTH) LIMITED
UNITED ARTISTS COMMUNICATIONS (AVON) LIMITED
TAYSIDE CABLE SYSTEMS LIMITED
KINGDOM CABLEVISION LIMITED
SCOTCABLE (MOTHERWELL) LIMITED
SCOTCABLE (CUMBERNAULD) LIMITED
SCOTCABLE (DUMBARTON) LIMITED
CABLE NORTH (FORTH DISTRICT) LIMITED
UNITED ARTISTS COMMUNICATIONS (SCOTLAND) LIMITED
TELEWEST SCOTLAND HOLDINGS LIMITED
TELEWEST COMMUNICATIONS (INTERNET) LIMITED

TELEWEST SOUTHPORT LIMITED
CRYSTAL PALACE RADIO LIMITED
AVON CABLE INVESTMENTS LIMITED
TELEWEST (WORCESTER) LIMITED
by:        STEPHEN DAVIDSON

THE ORIGINAL CHARGING PARTNERSHIPS

SIGNED for and on behalf of each of
COTSWOLDS CABLE LIMITED PARTNERSHIP

ESTUARIES CABLE LIMITED PARTNERSHIP

TYNESIDE CABLE LIMITED PARTNERSHIP

EDINBURGH CABLE LIMITED PARTNERSHIP

AVON CABLE LIMITED PARTNERSHIP

UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP

TCI/US WEST CABLE COMMUNICATIONS GROUP



by their general partner
THESEUS NO. 1 LIMITED:                                  STEPHEN DAVIDSON



and by their general partner
THESEUS NO. 2 LIMITED:                                  STEPHEN DAVIDSON



LONDON SOUTH CABLE PARTNERSHIP
by its managing partner
UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP



by its general partner
THESEUS NO.1 LIMITED:                                   STEPHEN DAVIDSON



and by its general partner
THESEUS NO.2 LIMITED:                                   STEPHEN DAVIDSON

SIGNED for and on behalf of the partners of UNITED ARTISTS COMMUNICATIONS
(SOUTH EAST) PARTNERSHIP
by the following:

         Signed for and on behalf of
         ESTUARIES CABLE LIMITED  PARTNERSHIP
         by its general partner
         THESEUS NO. 1 LIMITED:                          STEPHEN DAVIDSON

         and by its general partner
         THESEUS NO. 2 LIMITED:                          STEPHEN DAVIDSON


         Signed by
         UNITED ARTISTS COMMUNICATIONS
         (SOUTH EAST) LIMITED:                           STEPHEN DAVIDSON


         Signed by
         UNITED ARTISTS COMMUNICATIONS
         (SOUTH THAMES ESTUARY) LIMITED:                 STEPHEN DAVIDSON


SIGNED for and on behalf of the partners of UNITED ARTISTS COMMUNICATIONS
(NORTH EAST) PARTNERSHIP
by the following:


         Signed for and on behalf of
         TYNESIDE  CABLE LIMITED  PARTNERSHIP
         by its general partner
         THESEUS NO. 1 LIMITED:                          STEPHEN DAVIDSON


         and by its general partner
         THESEUS NO. 2 LIMITED:                          STEPHEN DAVIDSON


         Signed by
         UNITED ARTISTS COMMUNICATIONS
         (NORTH EAST) LIMITED:                           STEPHEN DAVIDSON

         Signed by
         UNITED ARTISTS COMMUNICATIONS
         (TYNESIDE) LIMITED:                               STEPHEN DAVIDSON


SIGNED for and on behalf of the partners of AVON CABLE JOINT VENTURE by the following:


         Signed for and on behalf of
         AVON CABLE LIMITED PARTNERSHIP
         by its general partner
         THESEUS NO. 1 LIMITED:                            STEPHEN DAVIDSON


         and by its general partner
         THESEUS NO. 2 LIMITED:                            STEPHEN DAVIDSON


         Signed by
         UNITED ARTISTS COMMUNICATIONS
         (AVON) LIMITED:                                   STEPHEN DAVIDSON


SIGNED for and on behalf of the partners of LONDON SOUTH JOINT VENTURE by the following:


         Signed for and on behalf of LONDON SOUTH CABLE PARTNERSHIP by its managing partner UNITED CABLE (LONDON SOUTH) LIMITED PARTNERSHIP by its general partner

         THESEUS NO. 1 LIMITED:                           STEPHEN DAVIDSON


         and by its general partner
         THESEUS NO. 2 LIMITED:                           STEPHEN DAVIDSON

         Signed for and on behalf of
         UNITED ARTISTS COMMUNICATIONS
         (LONDON SOUTH) LIMITED:                          STEPHEN DAVIDSON


SIGNED for and on behalf of the partners of UNITED ARTISTS COMMUNICATIONS
(COTSWOLDS) VENTURE
by the following:


         Signed for and on behalf of
         COTSWOLDS  CABLE LIMITED  PARTNERSHIP
         by its general partner
         THESEUS NO. 1 LIMITED:                           STEPHEN DAVIDSON


         and by its general partner
         THESEUS NO. 2 LIMITED:                           STEPHEN DAVIDSON


         Signed by
         UNITED ARTISTS COMMUNICATIONS
         (COTSWOLDS) LIMITED:                             STEPHEN DAVIDSON


SIGNED for and on behalf of
UNITED ARTISTS COMMUNICATIONS
(SCOTLAND) VENTURE
by the following:


         Signed by
         EDINBURGH CABLE LIMITED PARTNERSHIP
         by its general partner
         THESEUS NO. 1 LIMITED:                           STEPHEN DAVIDSON


         and by its general partner
         THESEUS NO. 2 LIMITED:                           STEPHEN DAVIDSON

         Signed for and on behalf of
         UNITED ARTISTS COMMUNICATIONS
         (SCOTLAND) LIMITED:                              STEPHEN DAVIDSON

THE ARRANGERS

SIGNED for and on behalf of
THE BANK OF NEW YORK
by:


JAMES LEE
attorney-in-fact


SIGNED for and on behalf of
CIBC WOOD GUNDY PLC
by:


NINA TRIANTIS


SIGNED for and on behalf of
CHASE INVESTMENT BANK LIMITED
by:


CHERYL BOUCHER


SIGNED for and on behalf of
NATWEST MARKETS
by:


PHILIP G. WALKER
SIGNED for and on behalf of
THE TORONTO-DOMINION BANK
by:


HOWARD BAKER

THE BANKS AND FINANCIAL INSTITUTIONS

SIGNED for and on behalf of
THE BANK OF NEW YORK, COMPANY INC.
by:


JAMES LEE
attorney-in-fact


SIGNED for and on behalf of
CANADIAN IMPERIAL BANK
OF COMMERCE
by:


NINA TRIANTIS


SIGNED for and on behalf of
CHEMICAL BANK
by:


CHERYL BOUCHER


SIGNED for and on behalf of
NATIONAL WESTMINSTER
BANK PLC
by:


PHILIP G. WALKER


SIGNED for and on behalf of
THE TORONTO-DOMINION BANK
by:


HOWARD BAKER

THE AGENT

SIGNED for and on behalf of
CIBC WOOD GUNDY PLC
by:


NINA TRIANTIS


THE SECURITY TRUSTEE

SIGNED for and on behalf of
CIBC WOOD GUNDY PLC
by:


NINA TRIANTIS